UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XENON PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XENON PHARMACEUTICALS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders of Xenon Pharmaceuticals Inc. (“Xenon” or the “Corporation”) will be held at the Corporation’s principal office at 200 - 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, on Monday, June 1, 2020 at 11:30 a.m. (PDT) for the following purposes:

1.	to receive the financial statements of the Corporation for the financial year ended December 31, 2019 and the report of the Corporation’s auditor thereon;
2.

to elect as directors of the Corporation the nine nominees named in the accompanying Proxy Statement and Management Information Circular to hold office until the next annual meeting of the Corporation or until their successors are duly elected;

3.	to approve, on an advisory basis, the compensation of the Corporation’s named executive officers;
4.	to approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation’s named executive officers;
5.	to approve the amendment and restatement of the Corporation’s 2014 Equity Incentive Plan;
6.	to appoint KPMG LLP as the Corporation’s auditor to hold office until the next annual meeting of the Corporation;
7.	to authorize the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the auditors of the Corporation; and
8.	to conduct such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Proxy Statement and Management Information Circular provides additional information as to the matters to be dealt with at the Meeting and is deemed to form a part of this Notice. The holders of the common shares of the Corporation (the “Common Shares”) of record at the close of business on April 6, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. The holders of the Series 1 preferred shares of the Corporation (the “Preferred Shares”) of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting, subject to certain voting limitations set forth in the rights, privileges, restrictions and conditions attached to the Preferred Shares.

In view of the current and rapidly evolving COVID-19 outbreak, Xenon encourages shareholders and proxyholders to vote by proxy well in advance of the Meeting instead of attending the Meeting in person. Xenon will host a live webcast of the Meeting so that shareholders can listen to the Meeting live. The webcast will be broadcast live on the “Investors” section of Xenon's website at https://www.xenon-pharma.com. No shareholder will be able to vote or otherwise participate in the Meeting through the live webcast and as a result, shareholders are encouraged to vote by proxy prior to the Meeting. Access to the Meeting will, subject to Xenon’s by-laws, be limited to essential personnel and shareholders and proxyholders entitled to attend and vote at the Meeting.

Xenon may take additional precautionary measures in relation to the Meeting in response to further developments with the COVID-19 outbreak. In the event it is not possible or advisable to hold the Meeting in person, Xenon will announce alternative arrangements for the Meeting via press release and filing of additional proxy materials with the Securities and Exchange Commission as promptly as practicable, which may include holding the Meeting entirely by electronic means, telephone or other communication facilities.

A shareholder may attend the Meeting in person or may be represented by proxy. Shareholders who are unable to attend the Meeting in person and who wish to ensure that their Common Shares and Preferred Shares, as applicable, will be voted at the Meeting are requested to complete, date and execute the enclosed forms of proxy, as applicable, and deliver it in accordance with the instructions set out in the forms of proxy and in the Proxy Statement and Management Information Circular.

Proxies for Common Shares to be used at the Meeting must be received by American Stock Transfer & Trust Company, LLC, not later than 11:59 p.m. (EDT) on Friday, May 29, 2020 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). Proxies may be submitted by one of the following alternative methods:

By Internet: http://www.voteproxy.com and follow the on-screen instructions or scan the QR code provided on the form of proxy;

By Telephone: 1-800-PROXIES (1-800-776-9437) (toll-free in the United States and Canada) or 1-718-921-8500 and enter the 11 digit control number printed on the form of proxy;

By Email: Complete, date and sign your proxy and email a scanned copy to proxy@amstock.com;

By Fax: Complete, date and sign your proxy and fax a copy to 718-765-8730; or

By Mail: Complete, date and sign your proxy and mail a copy to American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, NY 11219, United States.

Proxies for Preferred Shares to be used at the Meeting must be received by the Corporation, not later than 11:59 p.m. (EDT) on Friday, May 29, 2020 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). Proxies may be submitted by one of the following alternative methods:

By Email: Complete, date and sign your proxy and email a scanned copy to legalaffairs@xenon-pharma.com; or

By Mail: Complete, date and sign your proxy and mail a copy to the Corporation, at 200-3650 Gilmore Way, Burnaby, British Columbia V5G 4W8, Canada, Attention: Corporate Secretary.

If you hold your Common Shares or Preferred Shares in a brokerage account, you are not a registered shareholder. Non-registered shareholders who plan to attend the Meeting must follow the instructions set out in the voting instruction form provided to them by their broker or other intermediary to ensure that their Common Shares or Preferred Shares, as applicable, will be voted at the Meeting.

DATED at Burnaby, British Columbia this 28th day of April, 2020.

By order of the board of directors

/s/ Simon N. Pimstone

Simon N. Pimstone
Chief Executive Officer

XENON PHARMACEUTICALS INC.

PROXY STATEMENT AND

MANAGEMENT INFORMATION CIRCULAR

Annual Meeting of Shareholders

to be held on Monday, June 1, 2020

GENERAL PROXY INFORMATION

Information in this Proxy Statement and Management Information Circular (this “Circular”) is provided as of April 6, 2020 (the “Record Date”), unless otherwise indicated. In this Circular, “we”, “us”, “our”, “Xenon” and the “Corporation” refers to Xenon Pharmaceuticals Inc. and its wholly-owned subsidiary, Xenon Pharmaceuticals USA Inc. All references in this Circular to “$” or “USD$” are to U.S. dollars and all references to “CAD$” are to Canadian dollars, unless otherwise indicated. “Xenon” and the Xenon logo are trademarks of Xenon Pharmaceuticals Inc. They are registered in the United States and used or registered in various other jurisdictions.

Solicitation of Proxies

This Circular is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of the Corporation for use at the annual meeting (the “Meeting”) of shareholders of the Corporation to be held at the Corporation’s principal office at 200 – 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, on Monday, June 1, 2020 at 11:30 a.m. (PDT). The cost of solicitation will be borne by the Corporation. This Circular, the accompanying notice and the enclosed forms of proxy are expected to first be mailed to shareholders on or about Tuesday, April 28, 2020.

Management expects that proxies will be solicited primarily by mail. Employees and directors of Xenon may also solicit proxies personally or by telephone. If you hold common shares of the Corporation (the “Common Shares”) or Series 1 preferred shares of the Corporation (the “Preferred Shares”) in the name of a bank, broker or other nominee, please see the section of this Circular captioned “Beneficial Shareholders” below.

Appointment of Proxyholders

The persons named in the accompanying forms of proxy are officers of the Corporation.

A shareholder has the right to appoint a person or company to attend and act for the shareholder and on that shareholder’s behalf at the Meeting other than the persons designated in the enclosed forms of proxy. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed forms of proxy and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of the Corporation.

Only a registered shareholder at the close of business on April 6, 2020 will be entitled to vote, or grant proxies to vote, his, her or its Common Shares or Preferred Shares, as applicable, at the Meeting.

If your Common Shares or Preferred Shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your Common Shares or Preferred Shares, as the case may be, in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their Common Shares and Preferred Shares, as applicable, at the Meeting.

Voting of Shares Represented by Proxy

Proxies can be voted on a vote by show of hands or on a vote where a poll is required. All Common Shares and Preferred Shares represented by proxy will be voted for, voted against or withheld from voting on each motion, as applicable, on which a poll is taken at the Meeting in accordance with the direction of the shareholder who completed a proxy.

If the persons designated in the enclosed forms of proxy are appointed as proxy holders and no choice is specified by the shareholder, the Common Shares and the Preferred Shares, as applicable, represented by such proxy will be voted FOR the matters described herein. The forms of proxy confer discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Meeting and to other matters which may properly come before the Meeting or any adjournment or postponement thereof. If any matters which are not now known should properly come before the Meeting, persons named in the forms of proxy will vote on such matters in accordance with their best judgment. At the time of printing this Circular, management of the Corporation is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice of Meeting.

Validity of Proxy

Proxies for Common Shares to be used at the Meeting must be received by American Stock Transfer & Trust Company, LLC, in accordance with the instructions contained in the accompanying form of proxy for Common Shares, not later than 11:59 p.m. (EDT) on Friday, May 29, 2020 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the enclosed form of proxy for Common Shares.

Proxies for Preferred Shares to be used at the Meeting must be received by the Corporation in accordance with the instructions contained in the accompanying form of proxy for Preferred Shares, not later than 11:59 p.m. (EDT) on Friday, May 29, 2020 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting). A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the enclosed form of proxy for Preferred Shares.

Revocation of Proxies

A registered shareholder executing the accompanying form of proxy has the power to revoke it at any time before it is exercised. The revocation of a proxy by a registered shareholder may be effected by the registered shareholder either (a) attending the Meeting and voting in person, or (b) giving written notice of the revocation executed by the registered shareholder in the same manner as provided for the deposit of the instrument of proxy. To be effective for Common Shares, the written notice of revocation must be deposited (i) with American Stock Transfer & Trust Company, LLC, in the manner for the deposit of proxies for Common Shares set forth herein and in the accompanying form of proxy for Common Shares or at the registered office of the Corporation at any time up to and including the last business day preceding the Meeting, or any adjournment thereof, or (ii) with the Chair of the Meeting, on the date of the Meeting or any adjournment thereof, and upon deposit the proxy will be revoked. To be effective for Preferred Shares, the written notice of revocation must be deposited (i) with the Corporation in the manner for the deposit of proxies for Preferred Shares set forth herein and in the accompanying form of proxy for Preferred Shares or at the registered office of the Corporation at any time up to and including the last business day preceding the Meeting, or any adjournment thereof, or (ii) with the Chair of the Meeting, on the date of the Meeting or any adjournment thereof, and upon deposit the proxy will be revoked.

A proxy may also be revoked by the giving of a subsequent proxy with a later date. To be effective, the subsequent proxy must be deposited (i) (in original form or in accordance with the instructions in the applicable form of proxy) at any time up to 11:59 p.m. (EDT) on Friday, May 29, 2020; or (ii) at the Meeting, with the Chair of the Meeting before the commencement of the Meeting (or any adjournment thereof).

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Common Shares or Preferred Shares in their own name. If Common Shares or Preferred Shares are listed in an account statement provided to a shareholder by an intermediary, then in almost all cases those Common Shares or Preferred Shares will not be registered in the shareholder’s name on the records of the Corporation and such shareholder will be considered a beneficial shareholder. Such Common Shares or Preferred Shares will more likely be registered under the names of the shareholder’s intermediary or an agent of that intermediary. In the United States, the vast majority of shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Beneficial shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Corporation as the registered holders of Common Shares or Preferred Shares, as applicable). Beneficial shareholders who wish to vote their Common Shares or Preferred Shares, as applicable, at the Meeting should follow the instructions set out in this section.

Beneficial shareholders will receive instructions from their intermediary as to how to vote their Common Shares and Preferred Shares, as applicable. Every intermediary has its own mailing procedures and provides its own return instructions to clients. Beneficial shareholders who wish to vote at the Meeting should follow the instructions of their intermediary carefully to ensure that their Common Shares and Preferred Shares, as applicable, are voted at the Meeting. Generally, intermediaries will provide beneficial shareholders with either: (a) a voting instruction form for completion and execution by the beneficial shareholder, or (b) a proxy form, executed by the intermediary and restricted to the number of Common Shares and Preferred Shares, as applicable, owned by the beneficial shareholder, but otherwise uncompleted. These procedures permit beneficial shareholders to direct the voting of the Common Shares and Preferred Shares, as applicable, that they beneficially own.

If a beneficial shareholder wishes to attend and vote in person at the Meeting, he, she or it must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary, and carefully follow the intermediary’s instructions for return of the executed form or other method of response.

If a beneficial shareholder does not provide voting instructions to its intermediary, the beneficial shareholder’s Common Shares and Preferred Shares, as applicable, will not be voted at the Meeting on any matter on which the intermediary does not have discretionary authority to vote. Under current rules, certain intermediaries may not have discretionary authority to vote Common Shares and Preferred Shares, as the case may be, at the Meeting on any matters other than the appointment of KPMG LLP as the Corporation’s auditor and the authorization of the Audit Committee to fix the remuneration to be paid to the Corporation’s auditors. We encourage all beneficial shareholders to provide instructions to the securities broker, financial institution, trustee, custodian or other nominee who holds Common Shares or Preferred Shares, as the case may be, on their behalf by carefully following the instructions provided.

Voting and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and withheld votes represent a shareholder’s affirmative choice to decline to vote for a particular director nominee or the appointment of KPMG LLP as the Corporation’s auditor. Properly executed proxy cards that are marked “abstain” or “withhold” on any proposal, as applicable, will be treated as abstentions for that proposal.

Broker non-votes occur when a broker or intermediary holding Common Shares or Preferred Shares, as the case may be, for a beneficial owner does not vote on a particular matter because such intermediary does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Intermediaries typically do not have discretionary authority to vote on non-routine matters. Under the securities laws of the U.S., and the applicable rules (the “NYSE Rules”) of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed intermediaries who have record ownership of listed company stock (including stock such as our Common Shares that are listed on The Nasdaq Global Market (the “Nasdaq”)), intermediaries have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. The matters on which brokers will have discretionary authority to vote in the absence of instructions from the beneficial owners are described in the table included in the section titled “Voting Shares and Principal Holders of Voting Shares.”

Quorum

The quorum for the Meeting shall be one person present in person holding or representing by proxy not less than 33⅓% of the issued and outstanding shares of the Corporation entitled to be voted at the Meeting. Only a shareholder of record at the close of business on the Record Date will be entitled to vote, or grant proxies to vote, his, her or its Common Shares or Preferred Shares, as applicable, at the Meeting (subject, in the case of voting by proxy, to the timely deposit of his, her or its executed form of proxy as described herein). Abstentions and broker non-votes are included in the calculation of the number of votes considered to be present at the Meeting for purposes of determining a quorum. In the absence of a quorum, the chairman of the Meeting may adjourn the Meeting. If the Meeting is adjourned for less than 30 days, the Corporation is not required to provide notice of such adjourned meeting other than by announcement at the original Meeting that it is adjourned.

Attendance at the Meeting Discouraged in light of COVID-19 Pandemic

Xenon intends to hold the Meeting in person at the Corporation’s principal office at 200 - 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada. Directions to the Corporation’s principal office are available at http://www.xenon-pharma.com/contact. However, in view of the current and rapidly evolving COVID-19 outbreak, Xenon encourages shareholders and proxyholders to vote by proxy well in advance of the Meeting instead of attending the Meeting in person.  Xenon will host a live webcast of the Meeting so that shareholders can listen to the Meeting live. The webcast will be broadcast live on the “Investors” section of Xenon's website at https://www.xenon-pharma.com. No shareholder will be able to vote or otherwise participate in the Meeting through the live webcast and as a result, shareholders are encouraged to vote by proxy prior to the Meeting. Access to the Meeting will, subject to Xenon’s by-laws, be limited to essential personnel and shareholders and proxyholders entitled to attend and vote at the Meeting.

Xenon may take additional precautionary measures in relation to the Meeting in response to further developments with the COVID-19 outbreak. In the event it is not possible or advisable to hold the Meeting in person, Xenon will announce alternative arrangements for the Meeting via press release and filing of additional proxy materials with the Securities and Exchange Commission as promptly as practicable, which may include holding the Meeting entirely by electronic means, telephone or other communication facilities.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preferred shares issuable in series, which have been designated as Preferred Shares, as defined above under “Proxy Information – Solicitation of Proxies”. Our Common Shares are listed for trading on the Nasdaq. As of the Record Date, the Corporation had 34,956,272 Common Shares and 1,016,000 Preferred Shares issued and outstanding.

At the Meeting, each holder of Common Shares as of the Record Date is entitled to one vote per Common Share held in connection with each matter to be acted upon at the Meeting.

At the Meeting, each holder of Preferred Shares as of the Record Date is entitled to one vote per Preferred Share held in connection with each matter to be acted upon at the Meeting, voting with the holders of the Common Shares on an as-converted basis and as a single class, provided that any Preferred Shares that are ineligible to be converted into Common Shares due to the Beneficial Ownership Limitation (as defined below), measured as of a given record date that applies for a shareholder meeting or ability to act by written consent, shall be deemed to be non-voting securities of the Corporation. A Preferred Share is ineligible to be converted into a Common Share and shall not be converted into a Common Share to the extent that, after giving effect to such notional conversion, the holder of such Preferred Share (together with such holder’s affiliates (as such term is defined in the Canada Business Corporations Act), and any other person (as such term is defined in the Canada Business Corporations Act) whose beneficial ownership of Common Shares would be aggregated with the holder’s for the purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and applicable regulations of the Securities and Exchange Commission in the United States and National Instrument 62-104 Take Over Bids and Issuer Bids in Canada, including any “group” of which such holder is a member), would beneficially own a number of Common Shares in excess of 9.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares pursuant to such notional conversion (the “Beneficial Ownership Limitation”) provided, however, that such holder has the right to reset the Beneficial Ownership Limitation to a higher or lower number (not to exceed 19.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares pursuant to such notional conversion) upon providing written notice to the Corporation, which notice provides for an increase in the Beneficial Ownership Limitation shall only be effective 61 days after delivery to the Corporation, but no such delay in effectiveness shall be required for a reduction in the Beneficial Ownership Limitation. For additional information regarding the Preferred Shares, please see the Corporation’s Current Report on Form 8-K and the exhibits thereto, filed with the Securities and Exchange Commission and the securities commissions in British Columbia, Alberta and Ontario on March 28, 2018. Pursuant to the application of the Beneficial Ownership Limitation, all 1,016,000 Preferred Shares are eligible to vote at the Meeting and no Preferred Shares are deemed to be non-voting securities.

The table below describes the proposals to be voted on at the Meeting, the votes required for approval, whether brokers have discretionary voting authority, the impact of abstentions and broker non-votes and how a shareholder may vote on a particular proposal.

Proposal	Vote Required	Do Brokers Have Discretionary Voting Authority?	Are Broker Non-Votes Expected?	Impact of Abstentions / Withhold Votes	Impact of Broker Non-Votes	You May Vote
Election of directors	Must Receive Votes "FOR"	No	Yes	No Effect	No Effect	"FOR" or "WITHHOLD"
Approval on an advisory basis, of the named executive officers' compensation	Majority of Votes Cast Must Vote "FOR"	No	Yes	No Effect	No Effect	"FOR" "AGAINST" or "ABSTAIN"
Approval on an advisory basis, of the frequency of future shareholder advisory votes to approve the named executive officers' compensation	Frequency of future advisory votes selected by shareholders will be the frequency that receives the greatest number of votes cast	No	Yes	No Effect	No Effect	"1 YEAR" "2 YEAR" "3 YEAR" or "ABSTAIN"
Approval of the amendment and restatement of the 2014 Equity Incentive Plan	Majority of Votes Cast Must Vote "FOR"	No	Yes	No Effect	No Effect	"FOR" "AGAINST" or "ABSTAIN"
Appointment of KPMG LLP as the Corporation’s auditor	Must Receive Votes "FOR"	Yes	No	No Effect	No Effect	"FOR" or "WITHHOLD"
Authorize the Audit Committee to fix the remuneration paid to the auditor	Majority of Votes Cast Must Vote "FOR"	Yes	No	No Effect	No Effect	"FOR" "AGAINST" or "ABSTAIN"

EXPENSES

Xenon will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of Xenon, whose directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. Xenon will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. Xenon will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1 – RECEIPT OF FINANCIAL STATEMENTS

The audited annual financial statements of the Corporation for the year ended December 31, 2019 and the report of the auditor will be placed before shareholders at the Meeting.

ITEM 2 – ELECTION OF DIRECTORS

The directors of the Corporation are elected each year at the annual meeting of the Corporation and hold office until their successors are elected or appointed. The Board has nominated each of the nine persons listed below for election as a director of the Corporation and, in the absence of contrary instructions contained therein, the persons named as proxyholders in the enclosed forms of proxy intend to vote for the election of these nominees. The current term of office for each of our current directors will end at the conclusion of the Meeting.

Each nominee elected to the Board at the Meeting will hold office until the next annual meeting of the Corporation, subject to earlier death, resignation, retirement, disqualification or removal.

The following table sets out the names of the nominees for election as directors of the Corporation, all major offices and positions with the Corporation each now holds, each nominee’s principal occupation, business or employment for the five preceding years, the period of time during which each has been a director of the Corporation and the number of voting securities of the Corporation beneficially owned by each nominee, directly or indirectly, or over which each exercised control or direction, in accordance with National Instrument 51-102 – Continuous Disclosure Obligations, as of the Record Date.

Name and Municipality of Residence(1)	Position with the Corporation	Age(1)	Principal Occupation or Employment in past 5 years (1)	Previous Service as a Director	Number of Voting Securities Beneficially Owned, Controlled or Directed (1)(2)(3)
Michael Tarnow(4)(6) Scottsdale, AZ USA	Chair and Director	75

Mr. Tarnow has served as a member of our Board since March 1999. Since 1995, Mr. Tarnow has been an advisor to and member of the boards of directors of private and public healthcare and biotechnology companies in the U.S., Canada and Europe, including Axcan Pharma, Creative Biomolecules, Inc., Caprion Pharmaceuticals Inc. and MediGene AG. He served as chair of EntreMed, Inc. (now CASI Pharmaceuticals, Inc.) a publicly-traded biotechnology company, from February 2003 to February 2009, and served as Executive Chair of EntreMed from February 2009 to January 2012. Mr. Tarnow holds a B.B.A. in Business Administration from Wayne State University and a J.D. from the University of Illinois, College of Law. Our Board believes that Mr. Tarnow is qualified to serve on our Board because of his senior management experience in the pharmaceutical industry and his knowledge and perspective of the Corporation.

				Director since March 1999	64,569 Common Shares

Mohammad Azab(5) San Francisco, CA USA	Director	64

Dr. Azab has served as a member of our Board since October 2003. In July 2009, Dr. Azab joined Astex Pharmaceuticals, Inc., a pharmaceutical company focused on the discovery and development of drugs in oncology and other areas, as its Chief Medical Officer. Since January 2014, Dr. Azab has served as President and Chief Medical Officer of Astex and has been a member of Astex’s Board of Directors. Previously, Dr. Azab served as President and CEO of Intradigm Corporation, a developer of siRNA cancer therapeutics. Prior to this, Dr. Azab served as Executive Vice President of Research and Development, and Chief Medical Officer of QLT Inc., and in several leadership positions at Astra Zeneca in the United Kingdom and Sanofi Pharmaceuticals in France. Dr. Azab holds an M.B.A. from the Richard Ivey School of Business, University of Western Ontario, and an MB ChB from Cairo University. He received post-graduate training and degrees in oncology research from the University of Paris-Sud and biostatistics from the University of Pierre et Marie Curie in Paris, France. Our Board believes Dr. Azab is qualified to serve on our Board because of his scientific background and his senior management experience in the pharmaceutical industry.

				Director since October 2003	60,647 Common Shares

Clarissa Desjardins(5) Westmount, QC Canada	Director	53

Dr. Desjardins has served as a member of our Board since January 2020. Since founding Clementia Pharmaceuticals Inc. in 2011, Dr. Desjardins served as its President and Chief Executive Officer until 2019. Clementia was acquired by Ipsen S.A. in April 2019 for $1.3 billion. From 2009 to 2011, Dr. Desjardins served as President and Chief Executive Officer and as a director of the Centre of Excellence in Personalized Medicine (CEPMED). From 1998 to 2007, Dr. Desjardins served as Senior Vice President, Corporate Development and a director at Caprion Pharmaceuticals Inc., which she co-founded. Prior to Caprion, Dr. Desjardins co-founded Advanced Bioconcept Inc. in 1992. She served there until 1998, most recently as Vice President, Business Development. Dr. Desjardins currently serves on the Board of Directors of publicly-traded biotechnology companies BELLUS Health Inc. and Insmed. Dr. Desjardins received a B.Sc. in Anatomical Sciences and History and Philosophy of Science and a Ph.D. in Neurology and Neurosurgery, each from McGill University. Dr. Desjardins was a Medical Research Council postdoctoral fellow at Douglas Hospital Research Centre at McGill University. Our Board believes that Dr. Desjardins is qualified to serve on our Board because of her scientific background and her senior management experience in the pharmaceutical industry.

			Director since January 2020	Nil

Steven Gannon(4) Montreal, QC Canada	Director	58

Mr. Gannon has served as a member of our Board since May 2015. Mr. Gannon has served on the Board of Directors of Fusion Pharmaceuticals, a private biopharmaceutical company, since January 2020. Mr. Gannon has served on the Board of Directors of enGene Inc., a biotechnology company, since February 2017. Mr. Gannon has also served on the Board of Directors of Aerogen Limited, a medical technology company, since November 2018. From June 2014 to March 2018, Mr. Gannon served on the Board of Directors of Advanced Accelerator Applications SA, a healthcare company acquired by Novartis in January 2018. Mr. Gannon was Chief Financial Officer, Senior Vice President of Finance and Treasurer at Aptalis Pharma Inc. until February 2014, after which it was sold to Forest Laboratories. Prior to joining Aptalis in 2006, Mr. Gannon served as the Chief Financial Officer for Cryocath Technologies Inc. from 1999 to 2006, as the Director of Finance and Administration of the Research Division of AstraZeneca Canada Inc. from 1996 to 1999, and as the Chief Financial Officer of Mallinckrodt Medical Inc.’s Canadian operations from 1989 to 1995. He received a bachelor of commerce in accounting and business systems from Concordia University in Montreal, Canada in 1983, and completed the Executive Program at the Richard Ivey School of Business at the University of Western Ontario in Ontario, Canada in 1995. He has been a CPA, CA since 1985. Our Board believes that Mr. Gannon is qualified to serve on our Board because of his financial expertise and his senior management experience in the pharmaceutical industry.

			Director since May 2015	15,000 Common Shares

Michael Hayden Vancouver, BC Canada	Director	68

Dr. Hayden has served as a member of our Board since November 1996. Dr. Hayden previously served as our Chief Scientific Officer from January 1997 to September 2012. From September 2012 to December 2017, Dr. Hayden served as President of Global R&D and Chief Scientific Officer of Teva Pharmaceutical Industries Ltd. and was employed by Teva Pharmaceutical in an advisory capacity until August 2018. Dr. Hayden currently serves on the board of directors of several publicly-traded biopharmaceutical companies; Aurinia Pharmaceuticals Inc. since February 2018, Ionis Pharmaceuticals, Inc. since September 2018 and 89bio Inc. since October 2018. Dr. Hayden has been the Executive Chairman of Prilenia Therapeutics, since October 2018. Dr. Hayden is also currently the Killam Professor of Medical Genetics at the University of British Columbia and Canada Research Chair in Human Genetics and Molecular Medicine. He is also the founder and a Senior Scientist of the Centre for Molecular Medicine and Therapeutics at the University of British Columbia. He is presently the Program Director of the Translational Laboratory in Genetic Medicine in Singapore. Dr. Hayden received his MB ChB in Medicine in 1975, Ph.D. in Genetics in 1979 and DCH Diploma in Child Health in 1979 from the University of Cape Town. He received his American Board Certification in both internal medicine and clinical genetics from Harvard Medical School in 1982 and an FRCPC in internal medicine from the University of British Columbia in 1984. Our Board believes Dr. Hayden is qualified to serve on our Board because of his scientific background, his senior management experience in the pharmaceutical industry, and his knowledge and perspective of the Corporation.

			Director since November 1996	272,889(7) Common Shares

Frank Holler(4) North Vancouver, BC Canada	Director	63

Mr. Holler has served as a member of our Board since March 1999. Mr. Holler previously served as Xenon’s President and CEO from 1999 to 2003. Mr. Holler has served as director and chairman of Sernova Corporation, a publicly-traded biotechnology company, since 2014. He has also served as a director and chairman of Harvest One Cannabis Inc., a publicly-traded cannabis company, since September 2018. Mr. Holler previously served as chairman and CEO at BC Advantage Funds (VCC) Ltd., a venture capital firm and publicly-traded company that invested in emerging life science, clean tech and information technology companies, from 2004 to 2016. Mr. Holler also previously served on the board of directors of publicly-traded companies including Protox Therapeutics (now Sophiris Bio) from 2005 to 2012, Aquinox Pharmaceuticals, Inc. from 2010 to 2014 and Allon Therapeutics from 2005 to 2013. He also served as chair of the Audit Committee and chair of the Investment Committee for Genome BC, a large publicly funded research organization, from 2005 to 2011. In addition, Mr. Holler served as President and CEO of ID Biomedical Corporation from 1991 to 1998, and was a founding director of Angiotech Pharmaceuticals from 1992 to 1997. Mr. Holler was an Investment Banker with Wood Gundy Inc. (now CIBC World Markets) from 1984 to 1988 and Merrill Lynch Canada from 1988 to 1989. Mr. Holler holds a B.A. in Economics and an M.B.A. from the University of British Columbia. Our Board believes Mr. Holler is qualified to serve on our Board because of his experience as a biotechnology entrepreneur and venture capitalist, his investment banking experience, and his knowledge and perspective of the Corporation.

			Director since March 1999	120,139(8) Common Shares

Gary Patou(5)(6) Los Altos Hills, CA USA	Director	61

Dr. Patou has served as a member of our Board since January 2004. Dr. Patou has been an Executive Partner at MPM Capital, a venture capital fund focused on life sciences companies, since 2005, and has served as interim Chief Medical Officer in various MPM portfolio companies. Since 2014, Dr. Patou has served as a senior medical advisor to Chiasma, Inc. Previously, Dr. Patou served as Chief Medical Officer for Pacira Pharmaceuticals, Inc. from 2009 to 2015, and True North Therapeutics, Inc. from January 2017 to June 2017. Prior to joining Pacira, Dr. Patou was Chief Medical Officer at Peplin Inc. from July 2006 to April 2007, and Chief Medical Officer of Cerimon Pharmaceuticals, Inc. from June 2005 to June 2006. Prior to joining MPM, Dr. Patou was Executive Vice President and Chief Medical Officer of Oscient Pharmaceuticals Corp. from February 2004 to April 2005 following its merger with GeneSoft Pharmaceuticals, Inc. Prior to GeneSoft, Dr. Patou worked at SmithKline Beecham Pharmaceuticals, now a unit of GlaxoSmithKline, as Senior Vice President and Director, Project and Portfolio Management, managing all of the company’s pharmaceutical development projects. Dr. Patou has held a number of academic appointments at University College & Middlesex School of Medicine and received his B.Sc. from University of London and his M.D. from University College London. Our Board believes that Dr. Patou is qualified to serve on our Board because of his scientific background and his senior management experience in the pharmaceutical industry.

			Director since January 2004	34,016(9) Common Shares

Simon N. Pimstone Vancouver, BC Canada	Chief Executive Officer and Director	52

Dr. Pimstone has served as a member of our Board since November 1996, as our Chief Executive Officer since January 2003 and as our President from January 2003 to March 2018. Since 2012, Dr. Pimstone has been a Consultant Physician at the University of British Columbia Hospital, Cardiology Clinic, and since 2014, he has held the position of Clinical Associate Professor at the University of British Columbia, Division of General Internal Medicine. Currently, Dr. Pimstone is an Investigator at the Centre for Heart Lung Innovation (HLI) research centre. Dr. Pimstone currently serves as chair of the board of Eupraxia Pharmaceuticals Inc., Accuro Technologies, and TopiRx Pharmaceuticals, three private specialty pharmaceutical companies, where he has served as a director since 2012, 2012 and 2019, respectively. Dr. Pimstone holds an MBChB from the University of Cape Town, a FRCPC from the University of British Columbia, and a Ph.D. from the University of Amsterdam in cardiovascular genetics. Dr. Pimstone is a former director of Indel Therapeutics Inc., Cyon Therapeutics Inc. and Enject, Inc. Previously, Dr. Pimstone was director and chair of the board of directors of LifeSciences British Columbia, a non-profit industry association that supports the life science community, and a former director of the Providence Healthcare Research Trust, BC Advantage Life Sciences Fund, Centre for Molecular Medicine and Therapeutics, BIOTECanada, and BC Health Research Strategy Advisory Board of the Michael Smith Foundation for Health Research. Our Board believes that Dr. Pimstone is qualified to serve as a director because of his executive leadership experience, many years of service on our Board and as our Chief Executive Officer and his knowledge and perspective of the Corporation.

			Director since November 1996	274,582(10) Common Shares

Dawn Svoronos(6) Hudson, QC Canada	Director	66

Ms. Svoronos has served as a member of our Board since September 2016. Ms. Svoronos sits on the board of directors of several publicly-traded biopharmaceutical companies, PTC Therapeutics, Global Blood Therapeutics, and Theratechnologies Inc., where she is currently the chair of the board. Ms. Svoronos retired in 2011 from Merck & Co., Inc. following a 23-year career in commercial positions of increasing seniority, most recently as President of Europe and Canada. In that role, Ms. Svoronos had full P&L responsibility for 30 European markets with annual sales of several billion dollars and an employee base of several thousand. Previously held positions with Merck include Vice President of Asia Pacific and Vice President of Global Marketing for the Arthritis, Analgesics and Osteoporosis franchise. Ms. Svoronos previously sat on the board of Endocyte, Inc. and Medivation Inc. Ms. Svoronos received a B.A. in English and French Literature from Carleton University. Our Board believes that Ms. Svoronos is qualified to serve on our Board because of her experience in commercialization of pharmaceutical products and her senior management experience in the pharmaceutical industry.

			Director since September 2016	50,000 Common Shares

(1)	This information has been provided by the respective nominee as of the Record Date.
(2)

The number of Common Shares set forth in this table have been presented in accordance with National Instrument 51-102 – Continuous Disclosure Obligations and do not include derivative securities that may be held by the persons included in the table. Such figures have not been calculated pursuant to the beneficial ownership rules promulgated by the SEC. For additional information regarding ownership of Common Shares presented in accordance with the SEC’s beneficial ownership rules, please see the section of this Circular captioned “Security Ownership of Certain Beneficial Owners and Management.”

(3)	None of the nominees for election as directors of the Corporation own any Preferred Shares.
(4)	Member of the Audit Committee of the Board.
(5)	Member of the Compensation Committee of the Board.
(6)	Member of the Nominating and Corporate Governance Committee of the Board.
(7)

Consists of (i) 107,562 Common Shares held by Dr. Hayden; (ii) 114,403 Common Shares held by Dr. Hayden’s spouse; and (iii) 50,924 Common Shares held by Genworks Inc. (“Genworks”), Dr. Hayden’s consulting company.

(8)	Consists of (i) 118,955 Common Shares held by Mr. Holler and (ii) 1,184 Common Shares held by Mr. Holler’s spouse.
(9)	Consists of (i) 21,516 Common Shares held by Dr. Patou and (ii) 12,500 Common Shares held by the Patou Family Trust.
(10)	Consists of (i) 258,122 Common Shares held by Dr. Pimstone and (ii) 16,460 Common Shares held by Dr. Pimstone’s spouse.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE PROPOSED DIRECTORS

Penalties, Sanctions and Orders

As at the date of this Circular and within the past 10 years before the date of this Circular, other than as disclosed herein, no proposed nominee for election as a director of the Corporation:

(a)	is or was a director, chief executive officer or chief financial officer of any company (including the Corporation) that:
i.

was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, that was in effect for a period of more than 30 consecutive days (any such order being an “Order”), that was issued while the proposed nominee was acting in the capacity as director or executive officer; or

ii.

was subject to an Order that was issued after the proposed nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while the proposed nominee was acting in the capacity as director, chief executive officer or chief financial officer;

(b)

is or was a director or executive officer of any company (including the Corporation) that while the proposed nominee was acting in that capacity or within a year of the proposed nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

is or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed nominee.

Notwithstanding the foregoing, Frank Holler was a director of Allon Therapeutics Inc. (“Allon”) and ceased to be a director of that company effective July 16, 2013. On July 5, 2013, Allon made a proposal to its creditors under the Bankruptcy and Insolvency Act and a reorganization of its share structure was approved by order of the Supreme Court of British Columbia. Following such Supreme Court approval, all of the issued and outstanding shares of Allon were acquired by Paladin Labs Inc. The common shares of Allon were delisted from the Toronto Stock Exchange on June 28, 2013. Mr. Holler was a director of Contech Enterprises Inc. (“Contech”) until March 6, 2015. On December 23, 2014, Contech made a proposal to its creditors under the Bankruptcy and Insolvency Act and a reorganization of its capital structure was approved by an order of the Supreme Court of British Columbia on January 27, 2015. This proposal was intended to facilitate a financing by a new lender and a debt restructuring that, together, would enable Contech to carry on its business profitably for the foreseeable future. However, on March 6, 2015, the Court of Appeal overturned the approval of the proposal by the Supreme Court of British Columbia and Contech was automatically deemed bankrupt. On March 20, 2015, Deloitte Restructuring Inc. was appointed Receiver Manager of Contech by the Supreme Court of British Columbia and then proceeded to sell certain assets of Contech and to distribute the net proceeds from such sales to certain secured creditors. On February 25, 2016, the Supreme Court of British Columbia approved a final distribution to certain secured creditors, the fees and disbursements of the Receiver and its legal counsel and the discharge of Deloitte Restructuring Inc. The bankruptcy and receivership have now been finalized.

No proposed nominee for election as a director of the Corporation has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Shares and Preferred Shares outstanding as of the Record Date for:

•	each person who, to the knowledge of the directors and officers of the Corporation, owns more than 5% of our Common Shares or Preferred Shares;
•	each of our current directors and each nominee for election to our Board;
•	each of our executive officers named in the Summary Compensation Table included in this Circular; and
•	all current directors and executive officers as a group.

The percentage of beneficial ownership shown in the table is based upon 34,956,272 Common Shares and 1,016,000 Preferred Shares outstanding as of the Record Date. The holders of Common Shares are entitled to one vote per Common Share. The holders of Preferred Shares are entitled to one vote per Preferred Share, voting with the holders of Common Shares on an as-converted basis and as a single class, provided that any Preferred Shares that are ineligible to be converted into Common Shares due to the Beneficial Ownership Limitation are deemed to be non-voting securities of the Corporation. For additional information regarding the Preferred Shares’ voting rights and the Beneficial Ownership Limitation, please see the section of this Circular captioned “Voting Shares and Principal Holders of Voting Shares”.

Information with respect to beneficial ownership has been furnished by each director, executive officer and, to the knowledge of the Corporation, each beneficial owner of more than 5% of our Common Shares or Preferred Shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account Common Shares issuable pursuant to the exercise of stock options or conversion of other convertible securities that are either immediately exercisable or convertible or exercisable or convertible on or before the 60th day after the Record Date. These Common Shares are deemed to be outstanding and beneficially owned by the persons holding the stock options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the beneficial ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable common property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Xenon Pharmaceuticals Inc., 200 - 3650 Gilmore Way, Burnaby, British Columbia V5G 4W8.

	Common Shares			Preferred Shares
Name of Beneficial Owner	Number		%	Number	%	Percentage of Voting Power
5% and Greater Shareholders
BVF Partners L.P.(1)	1,949,075		5.58%	1,016,000	100.00%	8.24%
Avoro Capital Advisors LLC(2)	2,400,000		6.87%	—	—	6.67%
Capital Research and Management Company(3)	2,019,226		5.78%	—	—	5.61%
Adage Capital Advisors, L.L.C.(4)	1,925,000		5.51%	—	—	5.35%
Named Executive Officers and Directors
Simon N. Pimstone	896,429	(5)	2.52%	—	—	2.45%
Ian C. Mortimer	387,555	(6)	1.10%	—	—	1.07%
Michael R. Hayden	348,529	(7)	*	—	—	*
Frank A. Holler	204,420	(8)	*	—	—	*
Michael M. Tarnow	139,001	(9)	*	—	—	*
Mohammad Azab	99,455	(10)	*	—	—	*
Gary Patou	74,675	(11)	*	—	—	*
Dawn A. Svoronos	68,644	(12)	*	—	—	*
Ernesto Aycardi	44,375	(13)	*	—	—	*
Steven R. Gannon	37,144	(14)	*	—	—	*
Clarissa Desjardins	—		*	—	—	*
All current executive officers and directors as a group (13 persons)	2,638,987	(15)	7.20%	—	—	7.00%

*Denotes less than 1% beneficial ownership

(1)

According to a Schedule 13G/A filed with the SEC on February 14, 2020, as of December 31, 2019, Biotechnology Value Fund, L.P. (“BVF”), BVF I GP LLC (“BVF GP”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF II GP LLC (“BVF2 GP”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF Partners OS Ltd. (“Partners OS”), BVF GP Holdings LLC (“BVF GPH”), BVF Partners L.P. (“Partners”), BVF Inc. and Mark N. Lampert (“Mr. Lampert”) (referred to collectively as the “Reporting Persons”) hold an aggregate of 1,016,000 Preferred Shares convertible for an aggregate of 1,016,000 Common Shares. Each Preferred Share is convertible into one Common Share. The Preferred Shares may not be converted if, after such conversion, the Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Exchange Act of 1934 (the “Exchange Act”), in excess of 9.99% of the number of Common Shares then issued and outstanding (the “Beneficial Ownership Limitation”). As of the close of business on December 31, 2019, and excluding the impact of the Beneficial Ownership Limitation, BVF beneficially owned 1,497,009 Common Shares, BVF2 beneficially owned 1,165,961 Common Shares, and Trading Fund OS beneficially owned 203,976 Common Shares. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 1,497,009 shares of Common Stock beneficially owned by BVF. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 2,662,970 shares of Common Stock beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 2,965,075 shares of Common Stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and certain Partners managed account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 2,965,075 shares of Common Stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 2,965,075 shares of Common Stock beneficially owned by BVF Inc. The address of each of BVF Inc., Partners, BVF, BVF GP, BVF2, BVF2 GP and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104, USA. The address of each of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(2)

According to a Schedule 13F filed with the SEC on February 14, 2020, as of December 31, 2019, Avoro Capital Advisors LLC, formerly venBio Select Advisor LLC, (“ACA”) a global life sciences investment firm is the beneficial owner of 2,400,000 Common Shares. The address for ACA is 110 Greene Street, Suite 800, New York, NY 10012, USA.

(3)

According to each Schedule 13F filed with the SEC on February 18, 2020, as of December 31, 2019, by Capital International Investors (“CII”) and Capital World Investors (“CWI”), Capital Research and Management Company (“CRMC”), is the beneficial owner of 2,019,226 Common Shares. CRMC manages equity assets for various investment companies through three divisions, Capital Research Global Investors, CII and CWI. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions and proxy voting decisions for the investment companies on a separate basis. CII holds 1,055,726 Common Shares, while CWI holds 963,500 Common Shares. The address for CRMC is 333 South Hope Street, Los Angeles, CA, 90071, USA.

(4)

According to a Schedule 13G/A filed with the SEC on February 12, 2020, as of December 31, 2019, Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchinson (“Mr. Atchinson”) and Phillip Gross (“Mr. Gross”) (referred to collectively as the “Reporting Persons”) are the beneficial owner of 1,925,000 Common Shares. ACP has the power to dispose of and the power to vote the Common Shares beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP's operations. Neither ACPGP nor ACA directly own any Common Shares. ACPGP and ACA may be deemed to beneficially own the shares owned by ACP. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the Common Shares beneficially owned by ACP. Neither Mr. Atchinson nor Mr. Gross directly own any Common Shares; however, each may be deemed to beneficially own the shares beneficially owned by ACP. The address for each of the Reporting Persons is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116, USA.

(5)

Consists of (i) 258,122 Common Shares held by Dr. Pimstone; (ii) 16,460 Common Shares held by Dr. Pimstone’s spouse; and (iii) 621,847 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(6)

Consists of (i) 6,000 Common Shares held by Mr. Mortimer; (ii) 14,300 Common Shares held by Mr. Mortimer’s spouse; and (iii) 367,255 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(7)

Consists of (i) 107,562 Common Shares held by Dr. Hayden; (ii) 114,403 Common Shares held by Dr. Hayden’s spouse; (iii) 50,924 Common Shares held by Genworks, Dr. Hayden’s consulting company; (iv) 34,488 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Dr. Hayden; and (v) 41,152 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Genworks.

(8)

Consists of (i) 118,955 Common Shares held by Mr. Holler; (ii) 1,184 Common Shares held by Mr. Holler’s spouse; and (iii) 84,281 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(9)	Consists of (i) 64,569 Common Shares held by Mr. Tarnow; and (ii) 74,432 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(10)	Consists of (i) 60,647 Common Shares held by Dr. Azab; and (ii) 38,808 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(11)

Consists of (i) 21,516 Common Shares held by Dr. Patou; (ii) 12,500 Common Shares held by Patou Family Trust and (iii) 40,659 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(12)	Consists of (i) 50,000 Common Shares held by Ms. Svoronos; and (ii) 18,644 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)	Consists of 44,375 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(14)	Consists of (i) 15,000 Common Shares held by Mr. Gannon; and (ii) 22,144 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(15)	Consists of (i) 932,338 Common Shares held; and (ii) 1,706,649 Common Shares issuable upon exercise of options exercisable within 60 days of the Record Date.

Information about the Board and Corporate Governance

Our Board oversees the management of the business and affairs of Xenon as required under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian laws. Our Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. A copy of the Corporation’s Corporate Governance Guidelines is attached hereto as Schedule A.

Our Board has established guidelines for determining director independence, and all current directors, with the exception of Dr. Pimstone, have been determined by our Board to be independent under applicable Nasdaq rules, the Board’s governance principles and Canadian securities laws. Dr. Pimstone is not considered independent due to his role as Chief Executive Officer of the Corporation.

Xenon has also adopted a written Code of Conduct in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all of our and our subsidiaries’ directors, officers and employees. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality and compliance with laws. In addition, our Board adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business. The Corporation’s President and Chief Financial Officer is responsible for overseeing and monitoring compliance with the Code of Conduct. The President and Chief Financial Officer reports directly to the Chief Executive Officer with respect to these matters and also will make periodic reports to the Corporation’s Audit Committee regarding the implementation and effectiveness of the Code of Conduct as well as the policies and procedures put in place to ensure compliance with the Code of Conduct.

In addition, the Nominating and Corporate Governance Committee reviews actual and potential conflicts of interests of officers and members of our Board, other than related party transactions, which are reviewed by our Audit Committee. The Corporation is committed to maintaining high standards of corporate governance and this philosophy is continually communicated by our Board to management which in turn is emphasized to the employees of the Corporation on a continuous basis.

A copy of the most up-to-date version of our Code of Conduct is available within the “Investors” section on Xenon’s website located at https://www.xenon-pharma.com and on SEDAR at http://www.sedar.com. A copy of our Code of Conduct is also available free of charge in print to any shareholder upon written request to 200 – 3650 Gilmore Way, Burnaby, British Columbia V5G 4W8, Canada, Attention: Vice President, Legal Affairs. We will post amendments to our Corporate Governance Guidelines and Code of Conduct or waivers of the same for directors and executive officers on the “Investors” section on Xenon’s website located at https://www.xenon-pharma.com.

Risk Management

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to credit, liquidity, accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Meetings

Our Board held ten (10) meetings in 2019. Mohammad Azab, Steve Gannon, Frank Holler, Simon Pimstone and Michael Tarnow attended each of these meetings. Michael Hayden and Dawn Svoronos attended nine (9) of these meetings. Gary Patou attended eight (8) of these meetings. Our former director, Richard Scheller, attended nine (9) of these meetings. Dr. Scheller resigned from our Board effective January 14, 2020.

The three standing Board committees met the number of times shown in parentheses in 2019: Audit Committee (5); Compensation Committee (6); and Nominating and Corporate Governance Committee (2). Each incumbent director attended all meetings of all Board committees on which they served during such period, except for Michael Tarnow who missed one (1) Audit Committee meeting and Gary Patou who missed one (1) Compensation Committee meeting.

No director attended fewer than 75% of the total number of meetings of the Board and the committees of which he or she was a member in 2019.

Xenon has a formal policy regarding attendance by directors at its annual meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chair of the Board in advance of any such meeting. Five (5) directors attended Xenon’s 2019 annual general meeting.

Our Board has held two (2) meetings in 2020 up to the Record Date, which have been attended by all directors of the Corporation.

Committees of the Board

Our Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Our Board has not adopted descriptions for the positions of Chair of the Board or Chair for each of the Board committees; however the roles and responsibilities for each of the committees of the Board is set forth in the charter for each committee of the Board, which are summarized below.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, our Audit Committee:

•	approves the hiring, discharging and compensation of our independent auditors;
•	oversees the work of our independent auditors;
•	approves engagements of the independent auditors to render any audit or permissible non-audit services;
•	reviews on a periodic basis, or as appropriate, our investment policy and recommends to our Board any changes to such policy;
•	reviews compliance with our investment policy;
•	reviews the qualifications, independence and performance of the independent auditors;
•	reviews and/or approves financial statements, critical accounting policies and estimates;
•	reviews the adequacy and effectiveness of our internal controls; and
•	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

The current members of our Audit Committee are Mr. Holler, Mr. Gannon and Mr. Tarnow. Mr. Holler serves as the chair of our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq and under applicable Canadian securities laws. Each of Mr. Holler (chair) and Mr. Gannon is an Audit Committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under Nasdaq rules. Under the rules of the SEC and Nasdaq, members of our Audit Committee must also meet heightened independence standards. Our Board has determined that each of Frank Holler (chair), Steven Gannon and Michael Tarnow meet these heightened independence standards, as well as the independence standards of Canadian securities laws. See the biographies for each member of our Audit Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and experience with respect to financial statements, accounting principles and financial reporting.

Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. The Audit Committee’s current charter is attached hereto as Schedule B and is available under the “Investors” tab on Xenon’s website at https://www.xenon-pharma.com. The Corporation will disclose any amendments to, or waivers of, the charter on its website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors. Among other matters, our Nominating and Corporate Governance Committee:

•	evaluates and makes recommendations regarding the organization and governance of our Board and its committees;
•	assesses the performance of members of our Board and makes recommendations regarding committee and chair assignments;
•	recommends desired qualifications for Board membership and conducts searches for potential members of the Board; and
•	reviews and makes recommendations with regard to our Corporate Governance Guidelines.

The current members of our Nominating and Corporate Governance Committee are Gary Patou, Michael Tarnow and Dawn Svoronos. Dr. Patou serves as the Chair of our Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Nominating and Corporate Governance Committee’s current charter is available under the “Investors” tab on Xenon’s website at https://www.xenon-pharma.com. The Corporation will disclose any amendments to, or waivers of, the charter on its website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. Among other matters, our Compensation Committee:

•	reviews and recommends policies relating to compensation and benefits of our directors, officers and employees;
•	reviews and approves, after consultation with the Board, corporate goals and objectives relevant to compensation of our Chief Executive Officer;
•	reviews and approves, after consultation with the Board and the Chief Executive Officer, corporate goals and objectives related to compensation of other senior officers;
•	evaluates, after consultation with the Board and Chief Executive Officer, the performance of our officers in light of established goals and objectives;
•	recommends compensation of our officers based on its evaluations; and
•	reviews, approves and administers the issuance of stock options and other awards under our equity incentive plans to our employees and after consultation with the Board to our officers and directors.

In 2019, the members of our Compensation Committee were Mohammad Azab, Gary Patou and Richard Scheller. The current members of our Compensation Committee are Mohammad Azab, Clarissa Desjardins and Gary Patou. Dr. Azab serves as the Chair of our Compensation Committee. Pursuant to its charter, the compensation committee may form subcommittees and delegate to such subcommittees any power and authority the compensation committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the compensation committee as a whole. Each of the members of our Compensation Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq and applicable Canadian securities laws and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. See the biographies for each member of our Compensation Committee under the section of this Circular captioned “Item 2 – Election of Directors” for more information regarding their respective skills and senior management and board experience related to compensation policies and practices in our industry.

Our Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and applicable Canadian securities laws. Our Compensation Committee’s current charter is available under the “Investors” tab on Xenon’s website at https://www.xenon-pharma.com. The Corporation will disclose any amendments to, or waivers of, the charter on its website at https://www.xenon-pharma.com in accordance with applicable law and the requirements of the Nasdaq corporate governance standards.

Our Board may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2019, Drs. Azab, Patou and Scheller served as members of our Compensation Committee. As of January 13, 2020, Dr. Desjardins was appointed as a member of the Compensation Committee to replace Dr. Scheller. Dr. Scheller resigned from the Board effective January 14, 2020. No such person is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during the last completed three fiscal years, as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Director Nominations

Our Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. Please see “Item 2 – Election of Directors — Shareholder Recommendations for Nominations to the Board of Directors” below for additional information.

In identifying candidates for nominations to the Board, our Nominating and Corporate Governance Committee seeks to maintain at all times a Board with a diverse range of experience, talent, expertise and background appropriate for the business of the Corporation. Our Nominating and Corporate Governance Committee does not require any specific minimum qualifications or specific qualities or skills, but reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that our Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, our Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. Our Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). Our Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures to address suggestions received from shareholders with respect to Board or committee nominees because the Committee intends to use the same criteria and manner of review to evaluate candidates (as outlined above), whether or not they are suggested by shareholders.

Pursuant to its charter, our Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it may deem necessary from time to time.

The term of each director expires at the end of each annual meeting of shareholders, or when the successor of such director is elected or appointed to the Board, subject to earlier death, resignation, retirement, disqualification or removal of such director. The Corporation does not impose term limits on its directors as it takes the view that term limits are an arbitrary mechanism for removing directors which can result in valuable, experienced directors being forced to leave the Board solely because of length of service. Instead, the Corporation believes that directors should be assessed based on their ability to continue to make a meaningful contribution. Our Board’s annual assessment of directors reviews the strengths and weaknesses of directors and is, in the Board’s view, together with annual elections by the shareholders, a more meaningful way to evaluate the performance of directors and to make determinations about whether a director should be removed due to under-performance.

Diversity

Our Nominating and Corporate Governance Committee believes that having a diverse Board and senior management team offers a depth of perspective and enhances Board and management operations. Our Nominating and Corporate Governance Committee takes gender into consideration as part of its overall recruitment and selection process in respect of its Board and senior management. However, the Corporation does not have a formal policy on the representation of women on the Board or senior management of the Corporation as our Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. In searches for new directors and senior management, our Nominating and Corporate Governance Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process.

The Corporation has not yet set measurable objectives for achieving gender diversity. Our Board does not support fixed percentages for any selection criteria, as the composition of the Board is based on the numerous factors established by the selection criteria and it is ultimately the skills, experience, character and behavioral qualities that are most important in determining the value which an individual could bring to the Board. There is currently no female executive officer of the Corporation and two (2) of nine (9) directors on our Board are female.

Shareholder Recommendations for Nominations to the Board of Directors

One or more shareholders holding in the aggregate not less than five percent (5%) of our Common Shares or our Preferred Shares that are entitled to vote at a meeting of our shareholders may make a shareholder proposal for the nomination of a director in accordance with the requirements of the Canada Business Corporations Act (the “CBCA”). Upon receipt of a proposal in compliance with the requirements of the CBCA, the Corporation must set out such proposal in the proxy statement and management information circular sent to shareholders in advance of the Corporation’s next annual meeting.

Nominations for directors not made in accordance with the shareholder proposal requirements of the CBCA shall be considered by our Nominating and Corporate Governance Committee in accordance with the requirements of our by-laws. Under our by-laws, shareholders of record may nominate a candidate for election as a director at an annual meeting of the Corporation by submitting a notice to our Corporate Secretary not less than 30 days and not more than 65 days prior to an annual meeting; provided however that in the event that the annual meeting is held less than 50 days after the first public announcement of the annual meeting is made, notice by shareholders must be given to the Corporation not later than 10 days following the date of such public announcement. A notice providing a nomination must include, among other things, certain prescribed information about the nominee and the recommending shareholder; a certification by the recommending shareholder that the recommending shareholder’s notice does not contain an untrue statement and does not omit to state a material fact; and written consent of the nominee to serve as a director of the Corporation, if elected. Shareholders should refer to Section 5.5 of our by-laws for more details relating to the requirements for such notice.

Any nomination or shareholder proposal for the nomination of directors should be sent in writing to 200 - 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Corporate Secretary. Shareholder proposals for our 2021 annual meeting must be received by us on or before December 29, 2020 pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2021 annual meeting of our shareholders under the provisions of the CBCA no later than December 10, 2020. Nominations for directors pursuant to our by-laws must be received by us no earlier than March 27, 2020 and no later than May 1, 2020 for consideration at the Meeting. Shareholders wishing to nominate a director for election should review the relevant provisions of the CBCA and our by-laws.

Shareholder Communications with the Board of Directors

Shareholders wishing to communicate with a member of our Board may do so by writing to such director, and mailing the correspondence to: Xenon Pharmaceuticals Inc., 200 - 3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attention: Vice President, Legal Affairs. The Vice President, Legal Affairs will forward the messages to the appropriate member of our Board.

Director Independence

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Mohammad Azab, Clarissa Desjardins, Steven Gannon, Michael Hayden, Frank Holler, Gary Patou, Michael Tarnow or Dawn Svoronos, being eight of our nine current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules and Canadian securities laws. Prior to his resignation effective January 14, 2020, Dr. Richard Scheller, who served as a member of our Board and our Compensation Committee at the time of his resignation, was also an independent director. Our Board also determined that Frank Holler (chair), Steven Gannon and Michael Tarnow, who comprise our Audit Committee, Mohammad Azab (chair), Clarissa Desjardins and Gary Patou who comprise our Compensation Committee, and Gary Patou (chair), Michael Tarnow and Dawn Svoronos who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC and Nasdaq rules and Canadian securities laws.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each non-employee director.

The Chair of our Board is Michael Tarnow. Michael Tarnow is “independent” as that term is defined under Nasdaq rules and Canadian securities laws. The roles of Chief Executive Officer and Chair of our Board are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our shareholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chair or appoints a Chief Executive Officer, based on the relevant facts and circumstances applicable at such time.

In accordance with the Corporate Governance Guidelines, meetings of the independent directors of the Corporation, without the presence of non-independent directors and members of management, are generally held following each regularly scheduled Board meeting and at such other times as requested by independent directors. The independent directors met four (4) times without the presence of non-independent directors and members of management during 2019. The independent directors met two (2) times without the presence of non-independent directors and members of management up to the Record Date in 2020.

Orientation and Continuing Education

The Corporation has traditionally retained experienced people as directors and hence the orientation needed is minimized. When new directors are appointed, they are acquainted with the Corporation’s operations, its charters and policies, and the expectations of directors. All new and continuing directors are encouraged to review the Board materials prepared by the Corporation consisting of filings, the charters of the Board’s committees, the Corporate Governance Guidelines and the Corporation’s Code of Conduct. Board meetings regularly include presentations or discussions with respect to the Corporation’s corporate governance policies. Board meetings generally also include presentations by the Corporation’s senior management in order to give the directors full insight into the Corporation’s operations.

Assessments

Our Nominating and Corporate Governance Committee assesses the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. Our Board also annually monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

Serving on other Boards

The following directors are also directors of the following public companies:

Director	Company
Clarissa Desjardins	• BELLUS Health Inc. • Insmed, Inc.
Michael Hayden	• Aurinia Pharmaceuticals Inc. • Ionis Pharmaceuticals, Inc. • 89bio Inc.
Frank Holler	• Harvest One Cannabis Inc. • Sernova Corp.
Dawn Svoronos	• Good Blood Therapeutics, Inc. • PTC Therapeutics, Inc. • Theratechnologies Inc.

Michael Tarnow, Mohammad Azab, Steven Gannon, Gary Patou and Simon Pimstone do not currently serve on the board of directors of any other publicly listed company.

Overseeing the Chief Executive Officer

Dr. Simon Pimstone, our Chief Executive Officer, is responsible for managing the affairs of the Corporation. In accordance with its charter, our Compensation Committee, in consultation with the Board, annually establishes corporate objectives for our Chief Executive Officer and evaluates the performance our Chief Executive Officer against these corporate objectives. Our Board has not developed a written position description of the Chief Executive Officer role.

Director Compensation Policy

For the purposes of the director compensation policy (the “director compensation policy”), our Compensation Committee classifies each director into one of the two following categories: (1) a “management director” is a director who is also an officer or otherwise employed by us in a management role; and (2) a “non-management director” is a director who is not an officer and not otherwise employed by us in a management role.

Non-management directors (including the chair of our Board) are eligible to receive compensation in the form of equity and cash under the director compensation policy, as described below. Management directors receive no compensation for their services on our Board.

Effective June 2018, our director compensation policy was amended to change the equity compensation component of director compensation (the “2018 amended director compensation policy”). Our Compensation Committee considered publicly available director compensation data from companies in the biotechnology industry to help guide its decision with respect to director compensation, using the same peer companies as those identified by Radford, an Aon Hewitt company (“Radford”), an independent compensation consultant, in evaluating executive compensation.

In January 2020, Radford was engaged by the Compensation Committee to evaluate both director and executive compensation. Radford conducted a thorough review of our director compensation policies and practices and an extensive market analysis of the peer companies listed in the section of this Circular captioned “Use of Compensation Consultants and Market Benchmarking”. Based on its review of competitive market practices and the recommendation from Radford, the Compensation Committee, after consultation with the Board, approved changes to the cash and equity components of director compensation to be effective June 1, 2020 (the “2020 amended director compensation policy”) so that our director compensation program remains competitive with peer companies.

Equity Compensation

Pursuant to the 2018 amended director compensation policy, new non-management directors received an option to purchase 25,000 Common Shares upon joining the Board and each non-management director received, on an annual basis, an option to purchase 15,000 Common Shares.

The exercise price per share of each of the above grants was the fair market value of one of our Common Shares (determined pursuant to our then-effective equity plan) on the date of the grant.

All of the stock options granted to non-management directors were under our then-effective equity plan. The stock options underlying the above initial and annual grants to each non-management director vest as to one-third of the total stock options on the one year anniversary of the grant date, one-third of the total stock options on the two year anniversary of the grant date and the balance of the total stock options on the three year anniversary of the grant date.

The vesting of each grant described above will be subject to the recipient’s continued service as a director through each vesting date and the other terms and conditions of our then-effective equity plan and the applicable stock option agreement with that director.

Pursuant to the 2020 amended director compensation policy, effective June 1, 2020, new non-management directors will receive an option to purchase 20,000 Common Shares upon joining the Board and each non-management director will be eligible to receive, on an annual basis, an option to purchase 10,000 Common Shares, which will be granted in connection with the Meeting. All of the stock options granted pursuant to the 2020 amended director compensation policy will be under our then-effective equity plan and vest in accordance with the schedule set forth above with respect to the 2018 amended director compensation policy.

Cash Compensation

Pursuant to the 2018 amended director compensation policy, for each fiscal year, each non-management director (including the chair of our Board) received an annual cash retainer of CAD$47,000 for serving on the Board. In addition to the annual retainer, the chair of our Board received an additional annual cash retainer of CAD$34,000, for a total of CAD$81,000.

Pursuant to the 2018 amended director compensation policy, the chairs and non-chair members of the three standing committees of our Board will be entitled to the following cash retainers for each fiscal year as follows:

	CHAIR RETAINER	MEMBER RETAINER
BOARD COMMITTEE	(CAD$)	(CAD$)
Audit Committee	$20,500	$10,500
Compensation Committee	13,500	7,000
Nominating and Corporate Governance Committee	10,000	5,500

Pursuant to the 2020 amended director compensation policy, effective June 1, 2020, for each fiscal year, each non-management director (including the chair of our Board) will receive an annual cash retainer of CAD$53,000 for serving on the Board. The chair of our Board will receive an additional annual cash retainer of CAD$40,500, for a total of CAD$93,500.

Pursuant to the 2020 amended director compensation policy, effective June 1, 2020, the chairs and non-chair members of the three standing committees of our Board will be entitled to the following cash retainers for each fiscal year as follows:

	CHAIR RETAINER	MEMBER RETAINER
BOARD COMMITTEE	(CAD$)	(CAD$)
Audit Committee	$20,500	$10,500
Compensation Committee	16,250	8,250
Nominating and Corporate Governance Committee	10,750	5,500

All cash payments are paid in four equal installments on the date of our annual meeting and on the last day of the third month, sixth month and ninth month thereafter, during which such individual served as a director or chair of our Board or of the applicable committee (such payments to be prorated for service during a portion of such quarter).

All directors are reimbursed for standard travel expenses incurred in their capacities as directors and/or committee members.

The following table sets forth information concerning the compensation paid or accrued for services rendered to us by members of our Board for the year ended December 31, 2019. Dr. Simon Pimstone, our Chief Executive Officer, did not receive any additional compensation for service on our Board. Compensation paid or accrued for services rendered to us by Dr. Pimstone in his role as Chief Executive Officer is included in our disclosures related to executive compensation under the section of this Circular captioned “Executive Compensation”.

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2)(3) ($)	Total ($)
Mohammad Azab	$45,599	$96,506	$142,105
Steven R. Gannon	43,338	96,506	139,844
Michael R. Hayden	35,424	96,506	131,930
Frank A. Holler	50,875	96,506	147,381
Gary Patou	48,237	96,506	144,743
Richard H. Scheller(4)	40,700	96,506	137,206
Dawn A. Svoronos	39,569	96,506	136,075
Michael M. Tarnow(5)	73,109	96,506	169,615

(1)

Compensation amounts denominated in Canadian dollars have been converted to U.S. dollars. For 2019, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7537 which was the average Bank of Canada foreign exchange rate for the 2019 fiscal year.

(2)

Represents the aggregate grant date fair value of stock option awards granted in 2019. These amounts have been computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 11 to our financial statements which are included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC and on SEDAR. For further information regarding the equity compensation of our directors, please see the section of this Circular captioned “Director Compensation Policy”.

(3)

As of December 31, 2019, the following directors beneficially held outstanding stock options to purchase the number of Common Shares indicated: Dr. Azab (58,808 stock options); Mr. Gannon (42,144 stock options); Dr. Hayden (95,640 stock options, of which 54,488 stock options are held by Dr. Hayden and 41,152 stock options are held by Genworks, Dr. Hayden’s consulting company); Mr. Holler (107,367 stock options); Dr. Patou (60,659 stock options); Dr. Scheller (45,230 stock options); Ms. Svoronos (38,644 stock options) and Mr. Tarnow (94,432 stock options).

(4)	Dr. Scheller resigned from the Board, effective January 14, 2020.
(5)	Chair of our Board.

ITEM 3 – ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Circular.

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and the Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Circular, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Meeting:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Circular for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion and other related disclosure."

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of votes cast at the Meeting and entitled to vote thereon to be approved. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

ITEM 4 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our NEOs as disclosed in our proxy statement. Accordingly, we are asking our shareholders to indicate whether they would prefer an advisory vote every one year, two years or three years. Alternatively, shareholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our NEOs be submitted to the shareholders every year. In formulating its recommendation, the Board considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our NEOs will allow shareholders to provide more frequent and direct input on our compensation philosophy, policies and practices.

Vote Required

The alternative among one year, two years or three years that receives the highest number of votes cast at the Meeting by shareholders entitled to vote thereon will be deemed to be the frequency preferred by our shareholders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal.

While the Board believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future shareholder advisory votes on the compensation of our NEOs should be held every year, two years or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future shareholder advisory votes on the compensation of our NEOs.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE TO HOLD FUTURE SHAREHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR”

Executive Officers

The following table sets forth information about our executive officers as of the Record Date:

Name	Age	Position(s)
Simon N. Pimstone, MBChB, Ph.D.	52	Chief Executive Officer and Director
Ian C. Mortimer, M.B.A., CPA, CMA	44	President and Chief Financial Officer, Corporate Secretary
Ernesto Aycardi, M.D.	57	Chief Medical Officer
Robin P. Sherrington, Ph.D.	59	Executive Vice President, Strategy & Innovation
James R. Empfield, Ph.D.	59	Senior Vice President, Drug Discovery

The biography of Dr. Pimstone can be found under “Item 2 – Election of Directors.” The biographies of our other executive officers are as follows:

Ian C. Mortimer, M.B.A., CPA, CMA has served as our President and Chief Financial Officer since March 2018 and additionally as Corporate Secretary since June 2015. Mr. Mortimer previously served as our Chief Financial Officer and Chief Operating Officer since March 2015 and as our Chief Financial Officer since October 2013. Prior to joining us, Mr. Mortimer served as Executive Vice President and Chief Financial Officer at Tekmira Pharmaceuticals Corporation (now Arbutus Biopharma Corporation), a Nasdaq-listed biotechnology company, from 2007 until October 2013. From 2004 to 2007, Mr. Mortimer was Chief Financial Officer at Inex Pharmaceuticals and held various other positions at Inex Pharmaceuticals from 1997 to 2004. Since November 2017, Mr. Mortimer has served on the Board of Directors and as chair of the audit committee and since January 2020 has served as chair of the Board of Directors and of the audit committee for Appili Therapeutics Inc., a publicly-traded biopharmaceutical company focused on developing treatments for infectious diseases. Mr. Mortimer has an M.B.A. from Queen’s University, a B.Sc. in Microbiology from the University of British Columbia and is a Chartered Professional Accountant, Certified Management Accountant.

Ernesto Aycardi, M.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. and has served as our Chief Medical Officer since March 2018. Prior to joining us, Dr. Aycardi was at Teva Pharmaceutical from 2014 to 2018, most recently as Vice-President and Head of Clinical Trial Operations, Biostatistics & Data Sciences and Clinical Pharmacology. Prior to this, he was Teva Pharmaceutical’s Vice-President, Therapeutic Area Head, Clinical Development, Migraine and Headache from 2016 to 2017, and previously Teva Pharmaceutical’s Senior Director, Clinical Development, Migraine & Headache from 2014 to 2016. From 2013 to 2014, Dr. Aycardi was Senior Director Head of Neuro-Degenerative Disorders for EMD Serono, Inc. Previously, he was Director, Medical Research focused on neurology development at Biogen Idec from 2009 to 2013. Dr. Aycardi held a series of roles with increasing responsibility at Merck from 1998 to 2009, both in Colombia and in the United States, where he was Worldwide Clinical Research Senior Director for various therapeutic areas throughout late phases of global drug development from 2006 to 2009. Having received his M.D. from the National University of Colombia, and neurology training at the Military Hospital in Colombia, Dr. Aycardi holds a current medical license in Colombia, and was a practicing neurologist beginning in 1993.

Robin P. Sherrington, Ph.D. has served as our Executive Vice President, Strategy & Innovation since March 2019. Dr. Sherrington previously served as our Executive Vice President, Business & Corporate Development since March 2018, as our Senior Vice President, Business & Corporate Development since February 2012, as our Vice President, Business & Corporate Development from January 2010 to February 2012, and has held various positions in business development and other departments since joining us in March 2001. Prior to joining us, Dr. Sherrington worked at Pfizer, Inc., a global pharmaceutical company, as a neuroscientist from 1999 to 2001. Dr. Sherrington also previously served as Director of Neuroscience, from 1996 to 1999, at the biotechnology companies Axys Pharmaceuticals and Sequana Therapeutics. Prior to 1996 Dr. Sherrington was a post-doctoral fellow at University of Toronto and received his Ph.D. from the University College London, and his B.Sc. with honors from University of Reading.

James R. Empfield, Ph.D. is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. and has served as our Senior Vice President, Drug Discovery since February 2016. Prior to joining us, Dr. Empfield served as Vice President, Drug Discovery and Chemistry; Co-Site Head of Research, Boston at Vertex Pharmaceuticals Inc. from 2011 until August 2015, where he was jointly responsible for the entire Boston research organization and for delivery of lead optimization projects into preclinical development. From 2006 to 2011, Dr. Empfield was Director, CNS Chemistry Department at Astrazeneca Pharmaceuticals LP and held various other positions at Astrazeneca Pharmaceuticals from 1990 to 2006. Dr. Empfield has a Ph.D. in Chemistry from the University of Pennsylvania, a M.S. in Chemistry from Bucknell University and a B.Sc. in Chemistry from Lebanon Valley College.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Discussion of Executive Compensation Practices

This section discusses the principles underlying our policies and decisions with respect to the compensation of our NEOs and the most important factors relevant to an analysis of these policies and decisions. This section also describes the material elements of compensation awarded to, earned by or paid to our NEOs for 2019, consisting of the following persons:

•	Simon N. Pimstone, our Chief Executive Officer;
•	Ian C. Mortimer, our President and Chief Financial Officer, Corporate Secretary; and
•	Ernesto Aycardi, our Chief Medical Officer.

Dr. Pimstone, Mr. Mortimer and Dr. Aycardi are included in this Circular as NEOs for 2019 for purposes of Item 402(m) of Regulation S-K promulgated by the SEC and National Instrument 51-102 – Continuous Disclosure Requirements. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our NEOs and is intended to place in perspective the data presented in the tables and narrative that follow.

Executive Summary

2019 Business Highlights

During 2019, we achieved several important milestones in our business and financial plans, including the following:

•

We initiated a randomized, double-blind, placebo-controlled, multicenter Phase 2b clinical trial (called the X-TOLE study) to evaluate the clinical efficacy, safety and tolerability of XEN1101 administered as adjunctive treatment in approximately 300 adult patients with focal epilepsy. The X-TOLE study is ongoing in multiple jurisdictions, including the United States, Canada, and Europe;

•

We made significant progress advancing XEN496 towards Phase 3 development in 2019 with a focus on developing a novel pediatric-specific formulation, which was tested in vitro and in vivo with data presented at the American Epilepsy Society meeting in December 2019. In December 2019, we submitted an Investigational New Drug (“IND”) application with the FDA related to a pharmacokinetic study testing XEN496 in healthy adult volunteers, which is now complete with data supporting the further advancement of XEN496;

•

A physician-led, Phase 2 proof-of-concept study was initiated to study the potential clinical efficacy, safety, and tolerability of XEN007 as an adjunctive treatment in patients diagnosed with treatment-resistant childhood absence epilepsy, which could represent a potential orphan indication for future development of XEN007;

•

We entered into a Collaboration and License Agreement with Neurocrine Biosciences, Inc. (“Neurocrine Biosciences”) that included a $30 million upfront payment and $20 million equity investment by Neurocrine Biosciences, with up to $1.7 billion in potential development, regulatory and commercial milestone payments as well as royalties on commercial sales. The agreement also included a multi-year research collaboration to discover, identify and develop additional novel Nav1.6 and Nav1.2/1.6 inhibitors;

•

We achieved a number of pre-clinical research goals, including the identification of novel Nav1.6 and Nav1.2/1.6 inhibitors as well as generating data suggesting that using a precision medicine approach with a highly selective small molecule potentiator of Nav1.1 could potentially address the underlying cause of Dravet Syndrome and may have utility in other neurologic indications where interneuron excitability is impaired;

•	We sold to Flexion Therapeutics, Inc. the global rights to develop and commercialize FX301, which consists of XEN402 formulated for extended release from a thermosensitive hydrogel;
•

We initiated an at-the-market equity (“ATM”) offering, raising approximately $10 million prior to year-end, which preceded the additional raise of approximately $102.8 million, net of underwriting discounts and commissions but before offering expenses, from sales under the ATM and an underwritten public offering in early 2020; and

•	We outperformed the Nasdaq Biotechnology Index.

2019 Executive Compensation Highlights

During 2019, we continued to follow the executive compensation policies and procedures that we put in place in connection with becoming a public company, including:

•

Emphasis on Pay for Performance. Our Compensation Committee is focused on ensuring that a significant portion of total compensation for our NEOs is performance-based (consisting of performance-based cash bonus opportunities and time-based stock options). For 2019, all of our NEOs’ variable non-equity compensation (cash bonus opportunity) was solely based on the achievement of corporate objectives and ranged from 40% to 60% of their base salaries. Other forms of compensation (base salary and equity compensation) were based on individual performance, among a number of other factors.

•

No Guaranteed Increases in Compensation. Although we have signed employment agreements with each of our NEOs, and Dr. Aycardi’s agreement provides for “at will” employment, none of these agreements provides any guarantees relating to salary increases or the amounts of incentive pay or equity awards.

•

Independent Compensation Consultant. Our Compensation Committee engages its own independent compensation consultant, which provides the Compensation Committee with valuable data regarding market compensation trends and guidance about executive compensation.

•	Limited Perquisites. We do not provide any special perquisites to any of our NEOs, except where it serves a legitimate business purpose.
•

Risk Analysis. We believe the structure of our executive compensation program motivates our executives to make thoughtful and appropriate decisions with measured risks balanced by appropriate rewards for the Corporation.

•	No Hedging or Pledging. Our Insider Trading Policy prohibits our executives from engaging in “hedging” or “pledging” transactions with respect to our Common Shares.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of our Compensation Committee with respect to executive compensation are to:

•	attract, retain and motivate experienced and talented executives;
•	ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
•	recognize the individual contributions of executives, but foster a shared commitment among executives by aligning their individual goals with our corporate goals;
•	promote the achievement of key strategic and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and
•	align the interests of our executives with our shareholders by rewarding performance that leads to the creation of shareholder value.

To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that our Compensation Committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, our executive compensation program ties a portion of each executive’s overall compensation to the achievement of key corporate goals. We provide a portion of our executive compensation in the form of stock options that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in our long-term success as reflected in the appreciation of the price of our Common Shares.

Compensation Committee Process and Role of Chief Executive Officer

Our Compensation Committee oversees our policies governing the compensation of our executive officers. In this role, our Compensation Committee reviews and, following consultation with the remaining non-management directors, approves all compensation decisions relating to our executive officers. Our Compensation Committee consists of three members of our Board, all of whom have extensive experience in our industry and each of whom is an independent director. Our Compensation Committee uses its judgment and experience and considers the recommendations of our Chief Executive Officer when determining the amount and appropriate mix of compensation for each of our executive officers. Specifically, our Chief Executive Officer provides input and recommendations, via an annual review of executive performance and otherwise, regarding salary adjustments, the goals used to determine annual performance-based cash bonuses and appropriate equity incentive compensation levels. Our Chief Executive Officer provides input to the Compensation Committee on his own compensation, but has not had any control over setting the amount or mix of his compensation and is not present when the Compensation Committee discusses and determines his compensation. No other NEO participates in portions of any meetings during which decisions are made regarding their own compensation. See the section of this Circular captioned “Information about the Board and Corporate Governance — Committees of the Board — Compensation Committee” for additional information as to the composition and skills of our Compensation Committee.

At the beginning of each year, the Compensation Committee meets and approves strategic, operational and financial objectives for the Corporation (“corporate goals”) for the upcoming year. The corporate goals are developed by our Chief Executive Officer, the NEOs and other members of senior management and our Chief Executive Officer presents them to the Compensation Committee for its approval after consultation with the Board. The Chief Executive Officer also develops annual individual goals for each NEO. Although no rating is specifically attached to those individual goals for the non-equity bonuses, they are factored into the final assessment for each NEO’s performance for that year and taken into consideration in determining base salary increases and equity incentive compensation.

Our Compensation Committee periodically evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent.

Use of Compensation Consultants and Market Benchmarking

In designing our executive compensation program, our Compensation Committee considers publicly available compensation data for companies in the biotechnology industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Our Compensation Committee has also retained the services of Radford to provide it with additional comparative data on executive compensation practices in our industry and to advise it on our executive compensation program generally. Although our Compensation Committee considers Radford’s advice and recommendations about our executive compensation program, our Compensation Committee ultimately makes its own decisions about these matters. None of our Compensation Committee members and none of our executive officers or directors have any relationship with Radford or the individual consultants employed by Radford. Radford has not provided any other services to the Corporation other than compensation consulting services to the Compensation Committee for executive compensation analysis and to management for non-executive compensation analysis. Our Compensation Committee has determined that no conflicts of interest exist between the Corporation and Radford.

Radford was retained by the Corporation in 2013, 2015, 2017 and 2019, and was most recently retained in January 2020 to provide our Compensation Committee with comparative data showing where our total compensation and each element of our compensation ranked among (1) public companies in the biotechnology industry generally, according to compensation data from Radford, and (2) a peer group of publicly traded companies in the biotechnology industry at a stage of development, market capitalization or company size comparable to ours at the time with which our Compensation Committee believed we competed for executive talent, according to publicly available compensation data.

The peer group is used for purposes of gathering data to compare against our existing executive compensation practices and for guiding future compensation decisions. Radford also makes suggestions for changes to our executive compensation practices based on the data they provide to us as well as compensation trends in our industry. However, although our Compensation Committee may consider peer group and other industry compensation data and the recommendations of Radford when making decisions related to executive compensation, to date, it has not made and does not intend to make adjustments to overall executive compensation or any element thereof solely or primarily either to target a specified threshold level of compensation or market benchmark within the peer group, our larger industry or some other group of comparable companies or to act solely on the recommendations of Radford.

For the 2017 annual compensation review, the companies included in the peer group in the Radford 2017 analysis were Adamas Pharmaceuticals, Aquinox Pharmaceuticals, Arbutus Biopharma, Asterias Biotherapeutics, Calithera Biosciences, Cidara Therapeutics, Concert Pharmaceuticals, Endocyte, Epizyme, Fate Therapeutics, Flex Pharma, Flexion Therapeutics, GlycoMimetics, Ignyta, Novan, Revance Therapeutics, Sierra Oncology, Stemline Therapeutics, Trevena and Zogenix.

In January 2018, the Compensation Committee confirmed that the peer group identified by Radford in January 2017 remained the same for 2018, reviewed the public disclosures made throughout 2017 by those companies and other relevant data, and performed an internal update of the data used in 2017 for the 2018 annual compensation review.

For the 2019 annual compensation review, the companies included in the peer group in the Radford 2019 analysis were Adamas Pharmaceuticals, Aquinox Pharmaceuticals, Arbutus Biopharma, Calithera Biosciences, ChemoCentryx, Cidara Therapeutics, Concert Pharmaceuticals, Correvio Pharma, Epizyme, GlycoMimetics, Kura Oncology, Marinus Pharmaceuticals, Ovid Therapeutics, Prothena, Revance Therapeutics, Sierra Oncology, Stemline Therapeutics, Voyager Therapeutics, Zynerba Pharmaceuticals and Zymeworks.

For the 2020 annual compensation review, the companies included in the peer group in the Radford 2020 analysis were Abeona Therapeutics, Adamas Pharmaceuticals, Calithera Biosciences, ChemoCentryx, Concert Pharmaceuticals, Constellation Pharmaceuticals, Correvio Pharma, GlycoMimetics, Homology Medicines, Kura Oncology, Marinus Pharmaceuticals, Ovid Therapeutics, Pieris Pharmaceuticals, Prothena, Replimune, Revance Therapeutics, Scholar Rock Holding, Syros Pharmaceuticals, Voyager Therapeutics and Zynerba Pharmaceuticals.

The following table sets forth the fees paid to Radford in 2019 and 2018:

	Twelve months ended December 31, 2019	Twelve months ended December 31, 2018
Executive and Director Compensation - Related Fees	$34,650	$—
All Other Fees(1)	8,900	4,600

(1)	These fees were for an update to compensation information for non-executive employees.

Annual Compensation Review Process

After the end of each calendar year, we evaluate each executive officer’s performance for the completed year. Our Chief Executive Officer, with respect to each executive other than himself, prepares a written evaluation based on his evaluation of the executives and input from others within the Corporation. Our Chief Executive Officer also prepares his own self-assessment. This process leads to a recommendation by our Chief Executive Officer to our Compensation Committee with respect to each executive officer, including himself, as to:

•	the achievement of stated corporate and individual performance goals;
•	the level of contributions made to the general management and guidance of the Corporation;
•	the need for salary increases and the amount of salary increases;
•	the amount of bonuses to be paid; and
•	whether or not stock option awards should be made and a recommended number of stock options to be granted.

These recommendations are reviewed by our Compensation Committee and are taken into account along with input from the Board when it makes a final determination on all such matters.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;
•	annual performance-based cash bonuses;
•	equity incentive awards;
•	broad-based health benefits; and
•	severance and change of control benefits.

We do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our Compensation Committee, after reviewing information provided by Radford and other relevant data, determines what it believes to be the appropriate level and mix of the various compensation components. We generally strive to provide our executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for the Corporation and our shareholders. Therefore, we provide cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of non-equity bonus compensation to incent and reward superior performance based on specific annual goals.

To further focus our executives on longer-term performance and the creation of shareholder value, we rely upon equity-based awards that vest over a meaningful period of time. In addition, we provide our executive officers with benefits that are generally available to our salaried employees and severance benefits to incentivize them to continue to strive to achieve shareholder value in connection with change of control situations.

Base salary

We use base salaries to compensate for services rendered on a day-to-day basis and to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our executive officers are typically established through arm’s length negotiation at the time the executive is hired, taking into account the position for which the executive is being considered and the executive’s qualifications, prior experience and prior salary. None of our executive officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary.

On an annual basis, our Compensation Committee reviews and evaluates, with input from our Chief Executive Officer, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry and among our peer group and where the executive’s salary falls in the salary range presented by that data. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with other companies. No formulaic base salary increases are provided to our executive officers, and we do not target the base salaries of our executive officers at a specified compensation level within our peer group or other market benchmark. All of our executive officers’ base salaries are benchmarked to the U.S. dollar, with Canadian resident executive officers paid in Canadian dollars and U.S. resident executive officers paid in U.S. dollars. The U.S. dollar amount of our Canadian resident executive officers’ semi-monthly pay is converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Canadian resident executive officers in Canadian dollars. The base salary of our CEO is reviewed by the Compensation Committee annually based on the same factors and input.

During its annual review of our executives’ target compensation in 2019, the Compensation Committee reviewed market compensation data provided by Radford, which indicated that each NEO’s base salary was below the median of the base salaries provided by the companies in our peer group to similarly situated executives. Accordingly, in March 2019, our Compensation Committee, after taking into account this and the other factors described above, approved the following increases to our NEOs’ base salaries, effective as of January 1, 2019:

Named Executive Officer	2018 Base Salary	2019 Base Salary	% Increase
Simon N. Pimstone(1)	$404,342	$444,776	10.0%
Ian C. Mortimer(1)	345,731	420,000	21.5%
Ernesto Aycardi	400,000	420,000	5.0%

(1)

The U.S. dollar amount of Dr. Pimstone and Mr. Mortimer’s semi-monthly pay is converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Dr. Pimstone and Mr. Mortimer in Canadian dollars.

Please refer to the section of this Circular captioned “Executive Compensation — Summary Compensation Table” for the base salary earned by each of our NEOs in 2019.

Non-Equity Incentive Plan Compensation and Bonuses

We have designed our annual performance-based non-equity bonus program to emphasize pay-for-performance and to reward our executive officers for the achievement of specified annual corporate objectives. Each executive officer is eligible to receive an annual performance-based non-equity bonus, which we refer to as an annual cash bonus, in an amount equal to a percentage of his base salary, or bonus percentage.

The annual cash bonus is based on the achievement of corporate goals that focus on specific research, clinical, regulatory, operational and financial milestones, with a focus on the advancement of our product candidates in preclinical and clinical development, the pursuit of various internal initiatives and ensuring the adequate funding of the Corporation. The corporate goals are proposed by the Chief Executive Officer, the NEOs and other members of senior management each year in our annual operating plan that is reviewed and approved, following consultation with the Board, by our Compensation Committee, with such modifications as the Compensation Committee deems appropriate. In determining whether the corporate objectives for each year have been met, our Compensation Committee takes into consideration the percentage achievement of each specific corporate goal, including in circumstances where achievement of the particular goal was exceeded, as well as any additional objectives that were not contemplated when the corporate goals were initially determined.

Our Compensation Committee has the authority to shift corporate goals to subsequent fiscal years and eliminate them from the current year’s bonus calculation if it determines that circumstances that were beyond the control of the executives were the primary cause of a goal being unattainable. The corporate goals are designed to require significant effort and operational success on the part of our executives and the Corporation, but also to be achievable with hard work and dedication.

2019 Non-Equity Incentive Plan Payments

Our 2019 Non-Equity Incentive Plan provides our NEOs with an opportunity for an annual incentive compensation payment solely upon consideration of achievement of our corporate goals. The corporate goals comprised the entirety of each NEO’s annual incentive award opportunity because our NEOs are in the position to influence and drive overall corporate performance and shareholder value, and therefore the Compensation Committee believes it is appropriate that all of their annual incentive payments be awarded on this basis. Each NEO’s target award is set based on a percentage of the NEO’s base salary.

The market compensation data provided by Radford in connection with the Compensation Committee’s annual review of our executives’ target compensation indicated that Dr. Pimstone’s target award (as a percentage of base salary) was at the 25th percentile of the target award provided by the companies in our peer group to similarly situated executives. Accordingly, in March 2019, our Compensation Committee, after taking into account this and the other factors described above, approved an increase to Dr. Pimstone’s target award. The target award (as a percentage of base salary) for each of our other NEOs remained unchanged from 2018. Our NEOs’ target awards for 2019 were as follows:

Named Executive Officer	2018 Target Award Opportunity (as a Percentage of Base Salary)	2019 Target Award Opportunity (as a Percentage of Base Salary)
Simon N. Pimstone	50%	60%
Ian C. Mortimer	45%	45%
Ernesto Aycardi	40%	40%

The 2019 performance goals for our NEOs are based on the achievement of the following corporate objectives: (i) to be on track for XEN1101 Phase 2b top-line data readout by the end of 2020; (ii) to initiate a XEN496 Phase 3 clinical trial; (iii) to initiate a XEN901 Phase 2 clinical trial; (iv) to initiate a XEN007 Phase 2 clinical trial; (v) to achieve three of the following four Pre-clinical Research stage goals: (A) deliver one development track candidate, (B) deliver one lead identification project, (C) identify and validate one new target to advance to hit identification, or (D) identify a new pipeline opportunity; (vi) execute against the Corporation’s capital markets objectives; and (vii) to manage to budget.

The 2019 corporate goals can be classified into three categories: (i) Clinical, (ii) Pre-Clinical Research, and (iii) Business/Financial Operations. The Compensation Committee determined that the majority of the Clinical goals were met, and that the Pre-Clinical Research and Business/Financial Operations goals were exceeded. In addition to the stated corporate objectives, the Compensation Committee determined that a number of additional goals were achieved during the year specifically related to business development and financing transactions captured under “2019 Business Highlights” and determined an achievement of 125% for corporate objectives in 2019.

Both qualitative and quantitative guidelines were established for purposes of evaluating performance relative to the corporate objectives during 2019. As a result, 125% of each NEO’s bonus eligibility was earned for achievement of objectives during fiscal 2019. For 2019, the aggregate annual payments earned by our NEOs under our 2019 Non-Equity Incentive Plan were the following:

Named Executive Officer	Target Award Opportunity(1)		% Achievement	Actual Award Amount
Simon N. Pimstone	$267,413		125%	$334,266
Ian C. Mortimer	189,387		125	236,734
Ernesto Aycardi	168,000	(2)	125	210,000	(2)

(1)

Except for Dr. Aycardi, compensation amounts were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. The U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7537 which was the average Bank of Canada foreign exchange rate for the 2019 fiscal year.

(2)

Dr. Aycardi’s compensation amount was denominated in U.S. dollars pursuant to his employment agreements with Xenon Pharmaceuticals USA Inc. The compensation amounts in the column titled “Actual Award Amount” reflect the actual U.S. dollar amounts paid to Dr. Aycardi.

2020 Non-Equity Incentive Plan Payments

The 2020 performance goals for these officers are related to various corporate objectives, including: XEN1101 Phase 2b clinical trial top-line data readout; to complete the evaluation to advance XEN1101 in a Phase 2 proof-of-concept non-epilepsy clinical trial; to initiate a Phase 3 clinical trial for XEN496; to achieve Neurocrine Biosciences partnership milestones including regulatory progress and research collaboration support; discovery stage goal to transition two projects to lead optimization or lead identification stage; and execution against the Corporation’s capital markets plan and cash-runway objective. The 2020 non-equity incentive plan payment for each of Dr. Pimstone, Mr. Mortimer and Dr. Aycardi is based solely on the achievement of corporate goals.

Discretionary Bonuses

Our Board may, in certain circumstances, authorize the payment of discretionary bonuses to our executive officers and other employees. No discretionary bonuses were awarded in 2017, 2018 or 2019.

Equity Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. While we do not currently have any equity ownership guidelines for our executives, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. Because our executive officers profit from stock options only if the price per share of our Common Shares increases relative to the stock option’s exercise price, we believe that stock options provide meaningful incentives to our executives to achieve increases in the value of our Common Shares over time. In addition, the vesting feature of our equity grants contributes to executive retention by providing an incentive to our executives to remain employed by us during the vesting period.

We use stock options to compensate our executive officers both in the form of initial grants in connection with the commencement of employment and generally on an annual basis thereafter. Our Compensation Committee may also make additional discretionary grants to reward an employee, for retention purposes or for other circumstances recommended by management. Typically, one quarter of the stock options that we grant to our executive officers vest on the one-year anniversary of grant, with the remaining three-quarters of the stock options vesting in equal monthly installments over the next three years. Vesting and exercise rights cease shortly after termination of employment, except in the case of mutual agreement, death or disability. Prior to the exercise of a stock option, the holder has no rights as a shareholder with respect to the Common Shares subject to such stock option, including voting rights or the right to receive dividends or dividend equivalents.

The exercise price of all stock options granted since the closing of our initial public offering on November 10, 2014 (the “IPO”) is equal to the fair market value of our Common Shares on the date of grant, which generally is determined by reference to the closing market price of our Common Shares on the date of grant. It is our intention to grant equity awards on, at minimum, an annual basis.

In determining the size of the annual stock option grants to our executive officers, our Compensation Committee considers recommendations developed by Radford, including information regarding comparative stock ownership of and equity grants received by the executives in our peer group and our industry. In addition, our Compensation Committee considers our corporate and individual performance, the potential for enhancing the creation of value for our shareholders, the amount of equity previously awarded to the executives and the vesting of such awards.

In September 2019, our Compensation Committee approved the grant of stock options to our NEOs. Each of these options vests in equal installments over 36 months on the last day of each month, subject to continued service with us, and covers the following number of Common Shares:

Named Executive Officer	Shares Subject to Option
Simon N. Pimstone	280,000
Ian C. Mortimer	135,000
Ernesto Aycardi	65,000

Executive Employment Arrangements

On March 19, 2019, in connection with its annual review of executive compensation, the Compensation Committee reviewed an analysis of current market practice with respect to executive employment agreements, including input from Radford and advice from external legal counsel with respect to the terms included in the form of executive employment agreement previously approved in October 2014. As a result of this review, the Compensation Committee recommended that we enter into amended and restated employment agreements to (i) adjust foreign exchange currency terms for Canadian executives, including Dr. Pimstone and Mr. Mortimer, (ii) obtain a release in exchange for the severance payments and benefits in the event of a termination without cause, in connection with or not in connection with a change of control, or resignation for good reason in connection with a change of control and (iii) limit to three (3) months the period of time during which a termination without cause or a resignation for good reason can occur prior to a change of control.

Dr. Simon N. Pimstone

We entered into an amended and restated employment agreement on March 19, 2019, with Dr. Pimstone, our Chief Executive Officer since March 2018, who previously served as our President and Chief Executive Officer between January 2003 and March 2018. The amended and restated employment agreement is for an indefinite term. Dr. Pimstone’s annual base salary for 2019 was $444,776, and he was eligible for an annual incentive payment up to 60% of his base salary, subject to achievement of performance metrics. Effective January 1, 2020, Dr. Pimstone’s base salary was increased to $498,149 and his annual incentive payment eligibility has not changed. Dr. Pimstone’s salary increase was based on a number of factors, including an analysis of our updated peer group, which is benchmarked in U.S. dollars. The U.S. dollar amount of Dr. Pimstone’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Dr. Pimstone in Canadian dollars. Additionally, the amended and restated employment agreement provides for severance benefits if Dr. Pimstone is terminated without cause or resigns for good reason in connection with a change of control. For details regarding our current obligations under such circumstances, please see the section of this Circular captioned “Executive Compensation — Potential Payments upon a Termination or Change in Control” below.

Mr. Ian C. Mortimer

We entered into an amended and restated employment agreement on March 19, 2019, with Mr. Mortimer, our President and Chief Financial Officer since March 2018 and Corporate Secretary since June 2015, who previously served as our Chief Financial Officer and Chief Operating Officer since March 2015 and as our Chief Financial Officer since October 2013. The amended and restated employment agreement is for an indefinite term. Mr. Mortimer’s annual base salary for 2019 was $420,000, and he was eligible for an annual incentive payment up to 45% of his base salary, subject to achievement of performance metrics. Effective January 1, 2020, Mr. Mortimer’s base salary was increased to $462,000 and his annual incentive payment eligibility has not changed. Mr. Mortimer’s salary increase was based on a number of factors, including an analysis of our updated peer group, which is benchmarked in U.S. dollars. The U.S. dollar amount of Mr. Mortimer’s semi-monthly pay will be converted to Canadian dollars at the Bank of Canada exchange rate five (5) days prior to each pay date and paid to Mr. Mortimer in Canadian dollars. Additionally, the amended and restated employment agreement provides for severance benefits if Mr. Mortimer is terminated without cause or resigns for good reason in connection with a change of control. For details regarding our current obligations to Mr. Mortimer under such circumstances, please see the section of this Circular captioned “Executive Compensation — Potential Payments upon a Termination or Change in Control” below.

Dr. Ernesto Aycardi

We entered into an amended and restated employment agreement on March 19, 2019, with Dr. Aycardi, our Chief Medical Officer since March 2018. The amended and restated employment agreement is for an indefinite term. Dr. Aycardi’s annual base salary for 2019 was $420,000, and he is eligible for an annual incentive payment up to 40% of his base salary, subject to achievement of performance metrics. Effective January 1, 2020, Dr. Aycardi’s base salary was increased to $434,700 and his annual incentive payment eligibility has not changed. Dr. Aycardi’s salary increase was based on a number of factors, including an analysis of our updated peer group, which is benchmarked in U.S. dollars. Additionally, the amended and restated employment agreement provides for severance benefits if Dr. Aycardi is terminated without cause or resigns for good reason in connection with a change of control. For details regarding our current obligations to Dr. Aycardi under such circumstances, please see the section of this Circular captioned “Executive Compensation — Potential Payments upon a Termination or Change in Control” below.

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance, long term disability insurance, paramedical coverage and contributions equivalent to 5% of base salary intended for retirement savings. All of our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Certain of our executive officers are also entitled to supplemental long-term disability insurance, life insurance and critical illness insurance coverage that is not available to our other employees of the Corporation. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers. Our Compensation Committee in its discretion may revise, amend or add to the executive officer’s benefits and perquisites if it deems it advisable.

In particular circumstances, we sometimes award cash signing bonuses when executive officers first join us or cash bonuses in connection with the achievement of major corporate objectives. Such cash signing bonuses typically must be repaid in full if the executive officer voluntarily terminates employment with us or is terminated for cause prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount of the bonus is determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses or to create additional incentive for an executive to join the Corporation in a position where there is high market demand. Cash bonuses made outside of our annual performance-based cash bonus program may sometimes be awarded in connection with the achievement of major corporate objectives.

Retirement and Pension Benefits

We provide our employees with contributions equal to 5% of their base salary intended for retirement savings, including for example contributions to an RRSP, a Canadian retirement plan with features similar to a 401(k) plan, or an individual retirement account administered in the United States. All of our NEOs are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

We do not maintain any defined benefit or defined contribution pension plans.

Severance and Change of Control Benefits

Pursuant to amended and restated employment agreements we have entered into with our executive officers, our executive officers are entitled to specified benefits in the event of the termination of their employment under specified circumstances. We believe that providing these benefits helps us compete for executive talent. After reviewing the practices of companies represented in the compensation peer group, we believe that our severance and change of control benefits are generally in-line with severance packages offered to executives of the companies in our peer group. Please refer to the section of this Circular captioned “Executive Compensation — Potential Payments upon a Termination or Change in Control” for a more detailed discussion of these benefits.

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including executive officers, and members of our Board are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Corporation’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Corporation securities. Stock options, share appreciation rights, other securities issued pursuant to Corporation benefit plans or other compensatory arrangements with the Corporation, and broad-based index options, futures or baskets are not subject to this prohibition. Our insider trading policy also prohibits certain types of pledges of our securities by certain of our employees, including executive officers and members of our Board, specifically holding our securities in margin accounts or pledging our securities as collateral for a loan.

Risk Considerations in Our Compensation Program

Our Compensation Committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across the Corporation. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives, including the following:

•

annual establishment of corporate objectives for our performance-based cash bonus programs for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;

•	the mix between fixed and variable, annual and long-term and cash and equity compensation are designed to encourage strategies and actions that balance our short-term and long-term best interests; and
•	stock option awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section captioned “Executive Compensation” that appears in this Circular with management and, based on such review and discussion, the Compensation Committee has recommended to our Board that this “Executive Compensation” section be included in this Circular and incorporated by reference into the Corporation’s 2019 Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted by the members of the Compensation Committee of the Board:

The Compensation Committee
Dr. Mohammad Azab (Chair)
Dr. Clarissa Desjardins
Dr. Gary Patou

Summary Compensation Table

The table below sets forth compensation information for our NEOs for 2019.

Name and Principal Position	Year	Salary(1)	Non-equity Incentive Plan(1)(2)	Option Awards(3)	Bonus		All Other Compensation(1)		Total
Simon N. Pimstone	2019	$445,688	$334,266	$1,801,444	$—		$31,322	(4)	$2,612,720
Chief Executive Officer	2018	400,555	250,347	485,471	—		28,822	(4)	1,165,195
	2017	399,052	119,716	922,185	—		28,245	(4)	1,469,198
Ian C. Mortimer	2019	420,861	236,734	868,553	—		27,234	(5)	1,553,382
President and Chief Financial Officer,	2018	342,492	192,652	364,103	—		23,434	(5)	922,681
Corporate Secretary	2017	311,537	74,769	537,329	—		21,135	(5)	944,770
Ernesto Aycardi	2019	419,991	210,000	418,192	—		24,794	(8)	1,072,977
Chief Medical Officer(6)	2018	316,667	158,333	169,702	30,000	(7)	17,309	(8)	692,011

(1)

Except for Dr. Aycardi and as otherwise indicated, compensation amounts were paid in Canadian dollars and have been converted to U.S. dollars for purposes of the table. For 2019, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7537 which was the average Bank of Canada foreign exchange rate for the 2019 fiscal year. For 2018, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7721 which was the average Bank of Canada foreign exchange rate for the 2018 fiscal year. For 2017, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7708 which was the average Bank of Canada foreign exchange rate for the 2017 fiscal year.

(2)

The amount represents payments earned in 2019, 2018 and 2017 under the 2019, 2018 and 2017 Non-Equity Incentive Plan, which were paid in March 2020, March 2019 and March 2018, respectively, as discussed under the sections of this Circular captioned “Non-Equity Incentive Plan Compensation and Bonuses — 2019 Non-Equity Incentive Plan Payments,” “Non-Equity Incentive Plan Compensation and Bonuses — 2018 Non-Equity Incentive Plan Payments” and “Non-Equity Incentive Plan Compensation and Bonuses — 2017 Non-Equity Incentive Plan Payments.”

(3)

Represents the aggregate grant date fair value of stock options granted. These amounts have been computed in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 11 to our financial statements included in our Annual Report on Form 10-K and the critical accounting policy discussions in the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies and Significant Judgments and Estimates — Stock-based compensation.”

(4)

Of the total amount for 2019, (i) $516 represents life insurance premiums through our group extended benefit plan, (ii) $678 represents provincial health care premiums, (iii) $7,844 represents other insurance premiums, and (iv) $22,284 represents contributions intended for retirement savings. Of the total amount for 2018, (i) $528 represents life insurance premiums through our group extended benefit plan, (ii) $695 represents provincial health care premiums, (iii) $7,571 represents other insurance premiums, and (iv) $20,028 represents contributions intended for retirement savings. Of the total amount for 2017, (i) $476 represents life insurance premiums through our group extended benefit plan, (ii) $1,387 represents provincial health care premiums, (iii) $6,428 represents other insurance premiums, and (iv) $19,954 represents contributions intended for retirement savings.

(5)

Of the total amount for 2019, (i) $516 represents life insurance premiums through our group extended benefit plan, (ii) $678 represents provincial health care premiums, (iii) $4,997 represents other insurance premiums, and (iv) $21,043 represents contributions intended for retirement savings. Of the total amount for 2018, (i) $528 represents life insurance premiums through our group extended benefit plan, (ii) $695 represents provincial health care premiums, (iii) $5,086 represents other insurance premiums, and (iv) $17,125 represents contributions intended for retirement savings. Of the total amount for 2017, (i) $476 represents life insurance premiums through our group extended benefit plan, (ii) $1,387 represents provincial health care premiums, (iii) $3,579 represents other insurance premiums, (iv) $15,577 represents contributions intended for retirement savings, and (v) $116 represents a tenure award.

(6)

Dr. Aycardi is employed by our wholly owned subsidiary, Xenon Pharmaceuticals USA Inc. Dr. Aycardi joined the Corporation as the Chief Medical Officer in March 2018. Compensation amounts, except amounts in the column titled “Option Awards”, reflect the actual U.S. dollar amounts paid to Dr. Aycardi.

(7)	The 2018 bonus represents an amount paid in 2018 upon execution of Dr. Aycardi’s employment agreement.
(8)

Of the total amount for 2019, (i) $1,087 represents life insurance premiums through our group extended benefit plan, (ii) $21,000 represents contributions intended for retirement savings, (iii) $1,622 represents reimbursements for tax compliance services, and (iv) $1,085 represents per diems. Of the total amount for 2018, (i) $770 represents life insurance premiums through our group extended benefit plan, (ii) $15,834 represents contributions intended for retirement savings, and (iii) $705 represents per diems.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning all equity awards held by our NEOs at December 31, 2019.

	Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Vesting Commencement Date	Exercisable		Unexercisable		Option Exercise Price ($/share)		Option Expiration Date
Simon N. Pimstone	01/01/2010	6,172	(1)	—		CAD$	3.74	12/31/2019
	01/01/2011	22,633	(1)	—		CAD$	3.74	12/31/2020
	01/01/2012	10,288	(1)	—		CAD$	3.74	12/31/2021
	01/01/2012	20,576	(1)	—		CAD$	3.74	12/31/2021
	01/01/2013	41,152	(1)	—		CAD$	2.67	12/31/2022
	03/10/2013	30,864	(1)	—		CAD$	2.67	3/9/2023
	01/01/2014	14,403	(1)	—		CAD$	10.78	1/13/2024
	01/14/2014	15,432	(1)	—		CAD$	10.78	1/13/2024
	01/01/2015	95,000	(1)	—		USD$	17.76	3/16/2025
	12/18/2015	40,000	(1)	—		USD$	7.69	12/17/2025
	01/01/2016	50,000	(1)	—		USD$	7.49	3/10/2026
	01/01/2017	105,000	(1)	35,000	(1)	USD$	8.40	3/12/2027
	10/23/2017	6,187	(1)	4,813	(1)	USD$	3.10	10/22/2027
	01/01/2018	70,000	(1)	70,000	(1)	USD$	4.75	3/11/2028
	09/16/2019	31,111	(2)	248,889	(2)	USD$	9.44	9/15/2029
Ian C. Mortimer	08/01/2013	42,592	(1)	—		CAD$	9.76	7/31/2023
	01/01/2014	6,172	(1)	—		CAD$	10.78	1/13/2024
	01/14/2014	20,576	(1)	—		CAD$	10.78	1/13/2024
	01/01/2015	55,000	(1)	—		USD$	17.76	3/16/2025
	12/18/2015	25,000	(1)	—		USD$	7.69	12/17/2025
	01/01/2016	40,000	(1)	—		USD$	7.49	3/10/2026
	01/01/2017	56,250	(1)	18,750	(1)	USD$	8.40	3/12/2027
	10/23/2017	14,062	(1)	10,938	(1)	USD$	3.10	10/22/2027
	01/01/2018	52,500	(1)	52,500	(1)	USD$	4.75	3/11/2028
	09/16/2019	15,000	(2)	120,000	(2)	USD$	9.44	9/15/2029
Ernesto Aycardi	03/19/2018	22,916	(1)	27,084	(1)	USD$	4.65	3/18/2028
	09/16/2019	7,222	(2)	57,778	(2)	USD$	9.44	9/15/2029

(1)

Stock options vest over four years as follows: 25% of the stock options vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years.

(2)	Stock options vest over three (3) years in equal monthly installments.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2019. As of December 31, 2019, we have three (3) equity compensation plans, two (2) of which were approved by our shareholders: 2014 Equity Incentive Plan, as amended (the “2014 Equity Incentive Plan”) and our Amended and Restated Stock Option Plan (the “Stock Option Plan”). In connection with our IPO, we ceased granting stock options pursuant to the Stock Option Plan. Our 2019 Inducement Equity Incentive Plan (the “2019 Inducement Plan”) has not been approved by our shareholders.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(1)
Equity compensation plans approved by security holders	3,398,986	$7.84	99,818
Equity compensation plans not approved by security holders	135,250	9.44	264,750
Total	3,534,236	$7.90	364,568

(1)

Our 2014 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first business day of each fiscal year which commenced in 2015, by an amount determined by the Board, equal to the least of: (a) 1,028,806 Common Shares; (b) 4% of the outstanding Common Shares on the last business day of the immediately preceding fiscal year; and (c) such other amount as the Board may determine. In January 2020 and pursuant to these provisions, the number of Common Shares available for future issuance pursuant to our 2014 Equity Incentive Plan was increased by 1,028,806.

Potential Payments upon Termination or Change in Control

We entered into an amended and restated employment agreement with each of our NEOs. Each of the amended and restated employment agreements with our NEOs provides that if we terminate the applicable NEO’s employment without cause (or in the case of Dr. Aycardi, Cause as such term is defined in the NEO’s amended and restated employment agreement) outside of the period beginning three months before a Change of Control (as such term is defined in the NEO’s amended and restated employment agreement) and ending 12 months after the change of control (the “change of control period”), we will provide (i) in the cases of Dr. Pimstone and Mr. Mortimer, a working notice of termination (in which case all terms and conditions of employment including compensation and benefits, subject to the applicable insurer’s terms of coverage), base salary continuance, a lump sum payment of base salary, or an equivalent combination of any of the foregoing, in the amount of 12 months plus 1 additional month for every 1 year of consecutive service (up to a combined maximum of 18 months) (the “Payment Period”), with the amount of notice and/or payment in excess of the amount to which the NEO is entitled under the British Columbia Employment Standards Act (the “Statutory Notice”) conditional upon the NEO signing and returning a full and final release of all claims, and (ii) in the case of Dr. Aycardi, a lump sum severance payment equal to the Payment Period. If we provide to Dr. Pimstone or Mr. Mortimer the working notice of termination, base salary continuance, and/or lump sum payment of base salary in excess of the Statutory Notice or to Dr. Aycardi the lump sum severance payment, we will also provide the NEO with the following: (i) continued coverage for the NEO under our group benefits insurance until the Payment Period ends or the NEO commences full-time employment, subject to the applicable insurer’s terms of coverage (and if the insurer does not continue coverage, payment to the NEO of an amount equal to what the monthly premiums for such continued coverage would have cost), (ii) payment to the NEO of a pro-rated portion of his Average Bonus (as defined below), (iii) payment to the NEO of the contributions for retirement savings that we would have paid on his behalf for the balance of the Payment Period, (iv) in the cases of Dr. Pimstone and Mr. Mortimer, continued vesting of stock options granted under our Stock Option Plan (as defined below) during the Payment Period and continued exercisability of such options for up to three months following the end of the Payment Period, and (v) continued vesting of stock options and other deferred compensation granted under our 2014 Equity Incentive Plan (as defined below) or any subsequent incentive compensation plan for three months following the date the NEO’s employment terminates and continued exercisability of such options and deferred compensation for up to six months following termination of employment. “Average Bonus” means an amount that is (i) the sum of the annual bonus awards (expressed as a percentage of the applicable year’s base salary) that the NEO earned in each of the three completed calendar years preceding the date the NEO’s employment terminates, divided by (ii) three, and multiplied by (iii) the NEO’s base salary at the time his employment terminates.

If, during the change of control period, the NEO’s employment is terminated without cause (or in the case of Dr. Aycardi, Cause as such term is defined in the NEO’s amended and restated employment agreement) or the NEO resigns for Good Reason (as such term is defined in the NEO’s amended and restated employment agreement), we will, in exchange for and conditional upon receipt of a full and final release of all claims, (i) pay the NEO his base salary for the Payment Period (or in the cases of Dr. Pimstone and Mr. Mortimer, for 24 months), (ii) pay the NEO 100% of his applicable target bonus, (iii) pay the NEO the contributions for retirement savings that we would have paid on his behalf for the balance of the Payment Period (or in the cases of Dr. Pimstone and Mr. Mortimer, for the 24-month period after the termination of the NEO’s employment), (iv) fully accelerate the vesting of all of the NEO’s unvested stock options and other deferred compensation awards, (v) in the cases of Dr. Pimstone or Mr. Mortimer, provide for the continued exercisability of the NEO’s stock options for (A) 90 days from the end of the Payment Period for such stock options and awards granted under our Stock Option Plan or (B) the longer of the period stipulated in the applicable plan or grant, (vi) provide for the continued exercisability of the NEO’s stock options for six months from the termination of the NEO’s employment for such stock options and awards granted under our 2014 Equity Incentive Plan or any subsequent deferred compensation plan, and (vii) arrange for continued coverage for the NEO under our group benefits insurance until the Payment Period (or in the cases of Dr. Pimstone and Mr. Mortimer, for the 24-month period after the termination of the NEO’s employment) ends or the NEO commences full-time employment, subject to the applicable insurer’s terms of coverage (and if the insurer does not continue coverage, pay the NEO an amount equal to what the monthly premiums for such continued coverage would have cost).

Employee Benefit and Stock Plans

2019 Inducement Equity Incentive Plan

On September 9, 2019, the Board adopted the 2019 Inducement Plan. The Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules.

Authorized Shares. As of December 31, 2019, we have reserved a total of 400,000 Common Shares for issuance pursuant to the Inducement Plan, of which options to purchase 135,250 Common Shares are issued and outstanding. The number of Common Shares available for issuance under the 2019 Inducement Plan is subject to adjustment provisions of the Inducement Plan.

Inducement Awards. The Inducement Plan provides for the grant of equity-based awards, including share options, share appreciation rights, restricted share awards, restricted share unit awards and performance share awards, and its terms are substantially similar to the 2014 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “merger” or “change of control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception. However, the 2014 Equity Incentive Plan permits certain exchange programs (which includes repricings) without shareholder approval, while the Inducement Plan requires shareholder approval for such exchange programs.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Corporation (or following such individuals’ bona fide period of non-employment with the Corporation), as an inducement material to the individuals’ entry into employment with the Company, or, to the extent permitted by Rule 5635(c)(3) of the Nasdaq Listing Rules, in connection with a merger or acquisition.

At the Meeting, we are seeking shareholder approval of the amendment and restatement of the 2014 Equity Incentive Plan. If approved, the Inducement Plan will be terminated effective as of the amendment and restatement of the 2014 Equity Incentive Plan. For additional details, please see “Item 5 - Approval of Amendment and Restatement of the 2014 Equity Incentive Plan” in this Circular.

2014 Equity Incentive Plan

In October 2013, our Compensation Committee adopted our 2014 Equity Incentive Plan, which was amended by our Board in April 2014. The 2014 Equity Incentive Plan was approved by our shareholders in June 2014 and became effective on November 3, 2014. Our 2014 Equity Incentive Plan provides for the grant of incentive share options, which are “incentive stock options” within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, to our employees and any subsidiary corporation’s employees, and for the grant of nonstatutory stock options, restricted share, restricted share units, share appreciation rights, and performance shares to our employees, officers, directors and consultants.

The 2014 Equity Incentive Plan will continue in effect for a term of ten years from the date adopted, unless terminated earlier as permitted under the 2014 Equity Incentive Plan’s provisions.

At the Meeting, we are seeking shareholder approval of the amendment and restatement of the 2014 Equity Incentive Plan. The description set forth below relates to the 2014 Equity Incentive Plan as currently in effect. For a description of the proposed amendments to the 2014 Equity Incentive Plan, please see “Item 5 - Approval of Amendment and Restatement of the 2014 Equity Incentive Plan” in this Circular.

Authorized Shares. As of December 31, 2019, subject to the adjustment provisions in the 2014 Equity Incentive Plan, we have reserved a total of 3,036,522 Common Shares for issuance pursuant to the 2014 Equity Incentive Plan (which represents the 411,522 Common Shares initially reserved for issuance under the 2014 Equity Incentive Plan and the 2,625,000 Common Shares that were added to the 2014 Equity Incentive Plan under the automatic annual increases described below), of which options to purchase 2,888,218 Common Shares are issued and outstanding. The number of Common Shares available for issuance under the 2014 Equity Incentive Plan is subject to an annual increase on the first business day of each fiscal year beginning in 2015 by an amount which shall be determined by the Board on or before the first business day of each fiscal year, such amount to be equal to the least of:

•	1,028,806 Common Shares;
•	4% of the outstanding Common Shares on the last business day of the immediately preceding fiscal year; or
•	such other amount as the Board may determine.

In January 2020, the number of Common Shares reserved under the 2014 Equity Incentive Plan was increased by 1,028,806 Common Shares.

If an award which has not been exercised in full, is surrendered pursuant to an exchange program described below, or, with respect to a full-value award, is forfeited to or repurchased by us due to failure to vest, the number of unpurchased Common Shares reserved for issuance under that award (or for awards other than share options or share appreciation rights that are forfeited or repurchased Common Shares) will become available for future grant or sale under the 2014 Equity Incentive Plan (unless the 2014 Equity Incentive Plan has terminated). With respect to share appreciation rights, only the net Common Shares actually issued will cease to be available under the 2014 Equity Incentive Plan and all remaining Common Shares under share appreciation rights will remain available for future grant or sale under the 2014 Equity Incentive Plan (unless the 2014 Equity Incentive Plan has terminated). Common Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2014 Equity Incentive Plan. To the extent an award under the 2014 Equity Incentive Plan is paid out in cash rather than Common Shares, such cash payment will not reduce the number of Common Shares available for issuance under the 2014 Equity Incentive Plan.

Plan Administration. Our Board, or one or more committees appointed by our Board, administers the 2014 Equity Incentive Plan. If our Board determines it is desirable to qualify transactions under the 2014 Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the provisions of our 2014 Equity Incentive Plan, the administrator has the power to administer the 2014 Equity Incentive Plan, including the power to determine the eligible persons to whom awards may be granted and the terms and conditions of each award, such as the number of Common Shares to be covered by the award, the vesting conditions that apply to the award, and the award’s exercise price. The administrator also has the power to approve the forms of award agreements for use under the 2014 Equity Incentive Plan, to modify or amend awards, to allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under an award, the power to interpret the terms of the 2014 Equity Incentive Plan and awards granted under it, and to create, amend and revoke rules relating to the 2014 Equity Incentive Plan, including creating sub-plans. The administrator may implement an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash or by which the exercise price of an outstanding award is increased or reduced. The administrator has the power to make all other determinations deemed necessary or advisable for administering the 2014 Equity Incentive Plan, and the administrator’s interpretations and determinations will be conclusive and binding on us and all other affected persons.

In addition, the Compensation Committee has delegated to our President and Chief Financial Officer or, if the Chief Financial Officer is unavailable, the Chief Executive Officer, the authority to approve grants of stock options to newly hired non-executive employees. The stock options granted pursuant to this delegation may not exceed a certain number for each new employee and a certain aggregate number for each fiscal quarter, must have an exercise price equal to the fair market value of our Common Shares as defined in our 2014 Equity Incentive Plan and may not deviate from the standard vesting terms provided for in our 2014 Equity Incentive Plan.

Share Options. We may grant nonstatutory share options and incentive share options under the 2014 Equity Incentive Plan. The exercise price of share options granted under our 2014 Equity Incentive Plan must at least be equal to the fair market value of our Common Shares on the date of grant, provided that such price may not be less than the lowest exercise price permitted under applicable rules and regulations of all regulatory authorities to which we are subject. The term of a share option may not exceed ten years. However, any incentive share option granted to a participant who owns 10% or more of the voting power of all classes of our outstanding shares will not have a term of more than five years or an exercise price less than 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of a share option, which may include cash, shares or other property acceptable to the administrator to the extent permitted by applicable securities laws and all applicable rules and regulations of all regulatory authorities to which we are subject. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her share option for the period of time stated in his or her share option agreement, which generally will be for 365 days after a termination due to disability, 180 days after a termination due to retirement, or for 90 days following any other termination without cause or a resignation. In the case of the death of a participant before the participant’s termination of service or before the expiration of the period described in the previous sentence, the vested portion of the participant’s share option will remain exercisable for 365 days after the participant’s death or such other date specified in the participant’s share option agreement. The share option will be forfeited immediately in the event of a termination for cause. However, in no event may a share option be exercised later than the expiration of its term except in certain circumstances where the expiration occurs during a blackout period as described more fully in the 2014 Equity Incentive Plan. Subject to the provisions of our 2014 Equity Incentive Plan, the administrator determines the other terms of share options.

Share Appreciation Rights. We may grant share appreciation rights under our 2014 Equity Incentive Plan. Share appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Shares between the exercise date and the date of grant. Subject to the provisions of our 2014 Equity Incentive Plan, the administrator determines the other terms of share appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with our Common Shares, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a share appreciation right will be no less than 100% of the fair market value per share on the date of grant. Share appreciation rights may not have a term exceeding ten years.  After the termination of service of an employee, director or consultant, the same expiration rules described above for share options apply to share appreciation rights.

Restricted Shares. We may grant restricted share awards under our 2014 Equity Incentive Plan. Restricted share awards are grants of Common Shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of restricted share awards granted to any employee, director or consultant and, subject to the provisions of our 2014 Equity Incentive Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); but the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted share awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Restricted share awards that do not vest are subject to our right of repurchase or forfeiture.

Restricted Share Units. We may grant restricted share units under our 2014 Equity Incentive Plan. Restricted share units are bookkeeping entries representing an amount equal to the fair market value of one of our Common Shares. Subject to the provisions of our 2014 Equity Incentive Plan, the administrator determines the terms and conditions of restricted share units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment (which may consist of any combination of cash or Common Shares). However, the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.

Performance Shares. We may grant performance shares under our 2014 Equity Incentive Plan. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of performance shares, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. Performance shares will have an initial value equal to the fair market value of our Common Shares on the grant date. The administrator has the discretion to pay earned performance shares in the form of cash, in Common Shares or in some combination thereof.

Outside Directors. Our 2014 Equity Incentive Plan provides that all outside directors will be eligible to receive all types of awards (except for incentive share options) under the 2014 Equity Incentive Plan. In connection with our IPO, we implemented a formal policy pursuant to which our outside directors are eligible to receive equity awards under the 2014 Equity Incentive Plan. Our 2014 Equity Incentive Plan provides that in any given fiscal year of ours, an outside director will not receive (i) cash-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service; and (ii) share-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service, in each case, as determined under generally accepted accounting principles.

Non-Transferability of Awards. Unless the administrator provides otherwise, our 2014 Equity Incentive Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Equity Incentive Plan, the administrator will adjust the number and class of shares that may be delivered under the 2014 Equity Incentive Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2014 Equity Incentive Plan.

Merger or Change of Control. Our 2014 Equity Incentive Plan provides that in the event of a merger or change of control, as defined under the 2014 Equity Incentive Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her share options and share appreciation rights will vest fully and become immediately exercisable, all restrictions on his or her restricted shares and restricted share units will lapse, and with respect to his or her performance shares, all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions met.

Amendment, Termination. The administrator will have the authority to amend, suspend or terminate the 2014 Equity Incentive Plan provided such action does not impair the existing rights of any participant. Our 2014 Equity Incentive Plan will automatically terminate in 2024, unless we terminate it sooner pursuant to the provisions of the 2014 Equity Incentive Plan.

Stock Option Plan

Our Stock Option Plan was initially adopted by our Board and shareholders in June 1999. Our Stock Option Plan permitted the grant of stock options to our directors, officers and other Service Providers (as defined in the Stock Option Plan). Our Stock Option Plan was most recently amended and restated in September 2014. In connection with our IPO in November 2014, we terminated our Stock Option Plan with respect to any future grant of stock options and as such, no other securities will be granted pursuant to the Stock Option Plan; however, our Stock Option Plan will continue to govern the terms and conditions of outstanding stock options granted thereunder.

Authorized Shares. As of December 31, 2019, the maximum aggregate number of our Common Shares reserved for issuance under the Stock Option Plan was 510,768 Common Shares. Any Common Shares for which a stock option had been exercised are not included in determining whether the maximum number of Common Shares had been reached.

Plan Administration. Subject to the provisions of our Stock Option Plan, our Board has the power to determine the directors, officers and other Service Providers to whom stock options may be granted; to determine terms and conditions of stock options; and to extend the period of time following an optionee’s termination of service within which the optionee’s stock option may be exercised.

Stock Options. The per share exercise price of each stock option equals the market price of our Common Share on the date of grant, and each stock option has a term of up to ten years, subject to earlier termination upon an optionee’s termination of service. After an optionee’s termination of service, the optionee may exercise his or her stock option, to the extent vested as of such date of termination, (i) until 5:00 p.m. Vancouver time on the date of termination if the optionee’s service was terminated for cause (as determined by us in our sole discretion), (ii) for 365 days following a termination of the optionee’s service due to death or disability, or (iii) 90 days following a termination of the optionee’s service for any other reason. In no event may a stock option be exercised later than the expiration of its term except in certain circumstances where the expiration occurs during a blackout period as described in greater detail in the Stock Option Plan. Our Board determined the remaining terms and conditions of a stock option, as our Board, in its discretion, deemed to be consistent with the Stock Option Plan. The specific terms of any grant of shares are set forth in an award agreement between us and the recipient.

Transferability. Optionees may not assign their stock options or their rights under the Stock Option Plan.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Stock Option Plan, our Board may make proportional adjustments to the number of Common Shares that may be delivered under the Stock Option Plan and/or the number and price of shares covered by each outstanding stock option.

Merger, Dissolution, Liquidation, or other Change of Control. Our Stock Option Plan provides that in the event of a dissolution, liquidation, sale of all or substantially all of our assets; merger, consolidation, amalgamation, arrangement or reorganization in which we are not the surviving corporation; reverse merger in which we are the surviving corporation but our Common Shares are converted into other property; or an acquisition by any person, entity or group within the meaning of Section 13(d) of the Exchange Act of our securities representing at least 35% of the combined voting power entitled to vote in an election of directors, which we collectively refer to as a Change of Control, any successor corporation shall assume our obligations in respect of all outstanding stock options under our Stock Option Plan or shall substitute an equivalent stock option for all outstanding stock options under the Stock Option Plan. If a successor corporation does not assume or substitute for an outstanding stock option, then any stock options held by persons who are directors, officers, or Service Providers generally will fully vest and the time during which such stock option may be exercised shall be accelerated prior to the completion of the Change of Control. All stock options that are not assumed or are not substituted for will terminate unless exercised prior to the Change of Control. In the event of our merger into another corporation or other entity or any other Change of Control in which the stock options are assumed or substituted for by a successor corporation, the assumed stock options or the substitute stock options held by a director, officer or Service Provider will become fully vested and exercisable if, within 12 months following the Change of Control, either (i) the optionee’s service is terminated by us or the successor corporation other than for Cause (as defined in the Stock Option Plan) or (ii) the optionee resigns for Good Reason (as defined in the Stock Option Plan).

Plan Amendment. Subject to any required regulatory approval, we may amend the Stock Option Plan at any time, provided that such amendment does not impair the existing rights of any optionee under any then-outstanding option.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Under the CBCA, we may indemnify our current or former directors or officers or any other individuals who act or have acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or the other entity. The CBCA also provides that we may advance moneys to a director, officer or other individual for costs, charges and expenses reasonably incurred in connection with such a proceeding. The individual shall repay the moneys to us if indemnification of the individual is ultimately prohibited under the CBCA, as described below.

Indemnification is prohibited under the CBCA unless the individual:

•

acted honestly and in good faith with a view to our best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;

•	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and
•	was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done.

Our by-laws require us to indemnify each of our directors, officers, former directors or officers or persons who act or acted at our request as a director or officer, or an individual acting in a similar capacity, of another body corporate to the fullest extent permitted under the CBCA. We will indemnify such individual against all costs, charges and expenses, including an amount paid to settle an action or proceeding to which the individual is made a party by reason of being or having been a director of officer of us or such body corporate. However, we shall not indemnify such individual if the individual did not act honestly and in good faith with a view to our best interests or, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual did not have reasonable grounds for believing that his or her conduct was lawful.

We have entered into indemnification agreements with each of our directors and officers. As provided by our by-laws, these agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted under the CBCA.

Our by-laws authorize us, with the approval of our Board, to purchase and maintain insurance for the benefit of any persons our Board may from time to time determine.

Certain Relationships and Related Transactions

In addition to the arrangements described below, we have also entered into the arrangements which are described where required in the section of this Circular captioned “Executive Compensation — Executive Employment Arrangements”.

Related Person Transaction Policy

Pursuant to a formal, written policy, which became effective on November 4, 2014, our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our Audit Committee. For purposes of our policy, as amended from time to time, a related party transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related party had, has or will have a direct or indirect material interest, other than transactions available to all of our employees.

License and Collaboration Agreement and Share Purchase Agreement with Neurocrine Biosciences

On December 2, 2019, we entered into a license and collaboration agreement and related share purchase agreement with Neurocrine Biosciences pursuant to which we issued 1,408,847 Common Shares, representing approximately 5.4% of our then outstanding Common Shares. Prior to entering into these transactions, Neurocrine Biosciences did not own more than 5% of any class of our voting securities.

Under the license and collaboration agreement we agreed to collaborate with Neurocrine Biosciences to identify, research and develop sodium channel inhibitors, including our clinical candidate XEN901, now known as NBI-921352, and preclinical candidates XEN393, XPC’535 and XPC’391 (collectively, the “DTCs”), which compounds Neurocrine Biosciences now has the exclusive right to further develop and commercialize under the terms and conditions set forth in agreement.

Under the terms of the license and collaboration agreement and the related share purchase agreement, Neurocrine Biosciences made an upfront payment to us of $50.0 million, which included a $30.0 million payment in cash and an aggregate purchase price of $20.0 million for the 1,408,847 Common Shares. If a XEN901 product achieves IND acceptance in either SCN8A-EE or a major indication (as such term is defined in the license and collaboration agreement), we will be entitled to a milestone cash payment of $11.25 million or $4.5 million, respectively. In addition to such cash payment, we will issue and sell either $13.75 million or $5.5 million of our Common Shares to Neurocrine Biosciences, depending on whether the IND acceptance is for SCN8A-EE or a major indication, respectively (the “Milestone Equity Purchase”). The common shares sold to Neurocrine Biosciences in the Milestone Equity Purchase will have a price equal to 115% of our 30-day volume-weighted average price immediately prior to the public announcement of the IND acceptance. If the IND acceptance first occurs for a major indication and, within one year after such IND acceptance, there is an IND acceptance in SCN8A-EE, Neurocrine Biosciences will pay us an additional $6.75 million cash payment and an additional $8.25 million of common shares will be issued and sold to Neurocrine Biosciences at a price equal to 115% of our 30-day volume-weighted average price immediately prior to the public announcement of the subsequent IND acceptance.

The license and collaboration agreement also provides for potential aggregate development and regulatory milestone payments from Neurocrine Biosciences to us of up to $325.0 million for a XEN901 product and up to $247.5 million for each other compound up to a maximum of three other compounds. Sales-based milestones of up to $150.0 million for each compound, including a XEN901 product, will be paid from Neurocrine Biosciences to us upon the achievement of certain net sales targets, up to a maximum of four compounds. Neurocrine Biosciences has further agreed to pay us royalties based on future net sales of any pharmaceutical product that contains a compound. Such royalty percentages, for net sales in and outside the United States, range from (i) for a XEN901 product, a low double-digit percentage to a mid-teen percentage and a high-single digit percentage to low double-digit percentage, respectively; (ii) for each DTC product, a high-single digit percentage to a low double-digit percentage and a mid-single digit percentage to a high-single digit percentage, respectively; and (iii) for each research compound product, a mid-single digit percentage to a high-single digit percentage and a tiered mid-single digit percentage, respectively.

For additional information regarding the license and collaboration agreement and related share purchase agreement with Neurocrine Biosciences, please see our Current Report on Form 8-K and the exhibits thereto, filed with the Securities and Exchange Commission on December 2, 2019.

Exchange Agreement with entities affiliated with BVF Partners

On March 23, 2018, we entered into an exchange agreement with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund O.S., L.P., Investment 10, L.L.C. and MSI BVF SPV, L.L.C. (collectively, “BVF”), pursuant to which we issued 2,868,000 Preferred Shares in exchange for 2,868,000 Common Shares (the “Exchange”). The Exchange closed on March 27, 2018 and the closing price per share of our Common Shares was $4.80 on March 26, 2018, immediately before the closing date of the Exchange. Prior to the closing of the Exchange, BVF held a number of Common Shares representing approximately 19.9% of our then outstanding Common Shares. For additional information regarding the Preferred Shares, please see our Current Report on Form 8-K and the exhibits thereto, filed with the Securities and Exchange Commission on March 28, 2018.

Termination Agreement with Teva Pharmaceuticals International GmbH

On March 7, 2018, we entered into an agreement (the “Termination Agreement”) with Teva Pharmaceuticals International GmbH and Teva Canada Limited (collectively, “Teva”) terminating by mutual agreement the collaborative development and license agreement dated December 7, 2012, as amended. Pursuant to the terms of the Termination Agreement, Teva agreed to transfer and assign 1,000,000 of our Common Shares held by Teva Canada to us for cancellation (the “Cancellation”). The Cancellation was completed on March 27, 2018 and the closing price per share of our Common Shares on such date was $4.75. Prior to the Cancellation, Teva owned more than five percent of our outstanding Common Shares. Pursuant to the terms of the termination agreement, Teva has also returned, licensed or assigned to us certain intellectual property including certain patent rights and transferred regulatory filings related to TV-45070 (formerly XEN402) to us. The termination agreement requires us to pay a low single-digit percentage royalty to Teva based on net sales of approved products, if any, resulting from any continued development and commercialization of TV-45070 by us or a sublicensee during the period that assigned or licensed patents cover such products. This obligation was subsequently assumed by Flexion Therapeutics, Inc. pursuant to the sale of all rights with respect to XEN402. For additional information regarding the Termination Agreement and the Cancellation, please see our Current Reports on Form 8-K and the exhibits thereto, filed with the Securities and Exchange Commission on March 7, 2018 and March 28, 2018.

Indebtedness of Directors and Officers

No current or former director, officer or employee of the Corporation, or any associate of any such individual, is, or was at any time during the most recently completed financial year, indebted to the Corporation, nor is any indebtedness of any such person to another entity the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.

Other Transactions

We have granted stock options to our NEOs, other executive officers and certain of our directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by Xenon under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Xenon specifically incorporates this Report by reference therein.

The Audit Committee of the Board is comprised solely of independent directors and operates under a written charter which is reviewed on an annual basis and amended as necessary by the Board upon recommendation by the Audit Committee. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with all applicable requirements for corporate audit committees.

The Audit Committee is responsible for assisting the Board in serving as an oversight to Xenon’s accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with Xenon’s independent auditors without the presence of Xenon’s management.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The Corporation’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee’s responsibility is to oversee and review the financial reporting process.

In overseeing the preparation of Xenon’s financial statements, the Audit Committee met with both management and Xenon’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), and the Securities and Exchange Commission.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, KPMG, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG that firm’s independence.

On the basis of their reviews and discussions, the Audit Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of Xenon’s audited financial statements in Xenon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC and the securities commissions in British Columbia, Alberta and Ontario.

Effective November 15, 1999, the Corporation engaged KPMG as its independent registered public accounting firm. The decision to engage KPMG was made by the Audit Committee and the Board. The Committee and the Board have also approved, and submitted for shareholder approval, the selection of KPMG as Xenon’s independent auditors to hold office until the next annual meeting of shareholders of the Corporation.

The Audit Committee’s current charter is appended to this Circular as Schedule B.

Audit Committee of the Board
Frank Holler (Chair)
Steven Gannon
Michael Tarnow

ITEM 5 - APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

In October 2013, our Compensation Committee adopted our 2014 Equity Incentive Plan, which was amended by our Board in April 2014. The 2014 Equity Incentive Plan was approved by our shareholders in June 2014 and became effective on November 3, 2014. We are asking our shareholders to approve an amendment and restatement of our 2014 Equity Incentive Plan to increase the number of our Common Shares reserved for issuance thereunder by 4,000,000 shares and make certain other changes.

If the proposed amended and restated 2014 Equity Incentive Plan (the “Amended and Restated 2014 Plan”) is approved by our shareholders, we expect to have sufficient shares to grant equity awards to our employees and directors at levels that are necessary to meet our recruitment and retention needs over approximately the next three years. In addition, if the Amended and Restated 2014 Plan is approved, our Board will not grant any future awards under our 2019 Inducement Equity Incentive Plan (the “2019 Inducement Plan”).

If the proposed Amended and Restated 2014 Plan is not approved by our shareholders, then it will not become effective, and the 2014 Equity Incentive Plan will continue in full force and effect in accordance with its terms as previously approved by our shareholders, and we may continue to grant awards under the 2014 Equity Incentive Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder. If the Amended and Restated 2014 Plan is not approved by our shareholders, we may also continue to grant awards under the 2019 Inducement Plan. However, we may not have enough shares to be able to grant equity awards at levels we think are necessary, and this could hinder our ability to recruit and retain qualified employees.

Our executive officers and non-employee directors have an interest in this proposal as they are eligible to receive equity awards under the Amended and Restated 2014 Plan.

We historically granted share options as an incentive to our employees and directors to promote increased shareholder value. The Board and management believe that share options and other types of equity awards are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase shareholder value. In addition, share options and other types of equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help our company meet its goals. Our Board believes that approval of the Amended and Restated 2014 Plan will enable us to continue to use share options and other types of equity awards to achieve employee performance, recruiting, retention and incentive goals for approximately the next three years.

If shareholders approve the Amended and Restated 2014 Plan, then:

•	An additional 4,000,000 shares will be reserved for issuance over the existing share reserve under the 2014 Equity Incentive Plan.
•	The annual automatic share increase (or “evergreen”) provision of the 2014 Equity Incentive Plan will be eliminated.
•

The number of Common Shares that can be issued through restricted share awards, restricted share unit awards, or performance share awards (“full-value awards”) will be limited to 1,000,000 shares, in the aggregate.

•

The Corporation’s ability to perform a repricing or implement an exchange program with respect to awards already granted under the 2014 Equity Incentive Plan or to be granted under the Amended and Restated 2014 Plan will be eliminated.

•	The Corporation will not be able to pay or credit dividends or other distributions with respect to any Common Shares subject to any unvested portion of an award.
•

The definition of “change of control” will include only the specific transactions identified in the definition, such that the Board will no longer have the discretion to determine that any other transaction may qualify as a change of control.

•	The Amended and Restated 2014 Plan will continue in effect for a term of ten years from April 16, 2020, the date our Board approved the Amended and Restated 2014 Plan.
•

Our non-shareholder-approved 2019 Inducement Plan, under which 201,550 Common Shares remain available for issuance as of the Record Date, will be terminated (which means no further grants can be made under the 2019 Inducement Plan but existing outstanding awards granted pursuant to such plan will continue to be governed by such plan’s terms).

Considerations of the Board in Making its Recommendation

In determining whether to approve the Amended and Restated 2014 Plan, the Board considered a number of factors, including the following:

•

Ability to Grant Future Equity Awards is Limited. As of the Record Date, a total of 139,217 Common Shares remained available for future issuance under the 2014 Equity Incentive Plan. In addition, the 2014 Equity Incentive Plan contains an evergreen provision that allows for an annual increase in the number of Common Shares available for issuance on the first business day of each fiscal year by an amount which shall be determined by the Board on or before the first business day of each fiscal year, such amount to be equal to the least of:

•	1,028,806 Common Shares;
•	4% of the outstanding Common Shares on the last business day of the immediately preceding fiscal year; or
•	such other amount as the Board may determine.

The current evergreen provision under the 2014 Equity Incentive Plan will not allow us to make equity awards at levels that we think our necessary to meet our current expected new hire and retention needs. However, future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring or termination activity with any degree of certainty at this time, and the additional number of shares being requested for approval under the Amended and Restated 2014 Plan may last us for a shorter or longer time than currently anticipated.

•

Historical Grant Practices. The Board considered the historical amount of Common Shares subject to equity awards granted in the past three years. In 2017, 2018 and 2019, equity awards representing a total of 620,950 Common Shares, 706,600 Common Shares, and 1,225,575 Common Shares, respectively, were granted under our equity plans, for an annual equity burn rate of 3.5%, 2.7% and 4.4%, respectively. This level of equity awards represents a three-year average burn rate of 3.5%. Equity burn rate is calculated by dividing the number of Common Shares subject to equity awards granted during the fiscal year by the number of Common Shares outstanding at the end of the fiscal year.

Our three-year average burn rate is below industry guidelines published by Institutional Shareholder Services. Our senior management, Compensation Committee and Radford reviewed our burn rate as compared to our industry peer companies and our Board ultimately approved the reservation of an additional 4,000,000 Common Shares for issuance under the Amended and Restated 2014 Plan, subject to the approval of the Amended and Restated 2014 Plan.

•

Forecasted Grant Practices. We expect the share authorization under the Amended and Restated 2014 Plan to provide us with enough shares for equity awards for approximately the next three years, assuming we continue to grant awards consistent with our current practices and further dependent on the future price of our Common Shares, hiring activity during the next few years, and cancellations and forfeitures of outstanding awards during the next few years.

•

Awards Outstanding Under Existing Grants and Dilutive Impact. As of the Record Date, we have outstanding share options covering approximately 4,527,992 Common Shares at a weighted average exercise price of $8.82 per share and a weighted average remaining term of 7.7 years, which represents approximately 11.2% of our fully diluted outstanding Common Shares. The dilutive impact of the currently available 139,217 Common Shares available for issuance under the 2014 Equity Incentive Plan and an additional 4,000,000 Common Shares that would be available for issuance under the Amended and Restated 2014 Plan if this proposal is approved increases the overhang percentage by an additional 8.2% to approximately 19.4%, based on our fully diluted outstanding Common Shares as of the Record Date. The calculation of our fully diluted outstanding Common Shares includes 1,016,000 Preferred Shares and 40,000 warrants outstanding as of the Record Date.

In light of the factors described above, and the fact that the ability to continue to grant equity awards is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Amended and Restated 2014 Plan is reasonable and appropriate.

Summary of the Amended and Restated 2014 Plan

The following is a summary of the principal features of the Amended and Restated 2014 Plan and its operation. The summary is qualified in its entirety by reference to the Amended and Restated 2014 Plan set forth in Schedule C.

The Amended and Restated 2014 Plan provides for the grant of incentive share options, which are “incentive stock options” within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, to our employees and any subsidiary corporation’s employees, and for the grant of nonstatutory share options, restricted share, restricted share units, share appreciation rights, and performance shares to our employees, officers, directors and consultants. As of the Record Date, approximately (i) 112 employees (including officers), (ii) eight (8) non-employee directors, and (iii) certain of our consultants were eligible to receive awards under the Amended and Restated 2014 Plan. The Corporation’s current practice is generally not to grant equity awards to consultants, and the Corporation does not anticipate making any grants to consultants during the next few years.

If approved by our shareholders at the Annual Meeting, the Amended and Restated 2014 Plan will continue until April 16, 2030, the tenth anniversary of the date our Board approved the Amended and Restated 2014 Plan, unless terminated earlier as permitted under the Amended and Restated 2014 Plan’s provisions.

Authorized Shares

Subject to the adjustment provisions in the Amended and Restated 2014 Plan, the total number of Common Shares that may be issued pursuant to the Amended and Restated 2014 Plan will be equal to 8,065,328 Common Shares (which represents the total of (i) the 411,522 Common Shares initially reserved for issuance under the 2014 Equity Incentive Plan, (ii) the 3,653,806 Common Shares that had been automatically added to the share reserve under the 2014 Equity Incentive Plan’s evergreen provision on the first business day of the 2015 through 2020 fiscal years, and (iii) the 4,000,000 Common Shares that are being added to the Amended and Restated 2014 Plan as a result of this amendment). Subject to the adjustment provisions in the Amended and Restated 2014 Plan, no more than 1,000,000 Common Shares, in the aggregate, may be issued through full-value awards. Any Common Shares that are issued through full-value awards and later become available for issuance under the Amended and Restated 2014 Plan as described in the next paragraph will cease to count as Common Shares issued for purposes of this limitation.

If an award which has not been exercised in full or, with respect to a full-value award, is forfeited to or repurchased by us due to failure to vest, the number of unpurchased Common Shares reserved for issuance under that award (or for awards other than share options or share appreciation rights that are forfeited or repurchased Common Shares) will become available for future grant or sale under the Amended and Restated 2014 Plan (unless the Amended and Restated 2014 Plan has terminated). With respect to share appreciation rights, only the net Common Shares actually issued will cease to be available under the Amended and Restated 2014 Plan and all remaining Common Shares under share appreciation rights will remain available for future grant or sale under the Amended and Restated 2014 Plan (unless the Amended and Restated 2014 Plan has terminated). Common Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Amended and Restated 2014 Plan. To the extent an award under the Amended and Restated 2014 Plan is paid out in cash rather than Common Shares, such cash payment will not reduce the number of Common Shares available for issuance under the Amended and Restated 2014 Plan.

Plan Administration

Our Board, or the Compensation Committee, administers the Amended and Restated 2014 Plan. If our Board determines it is desirable to qualify transactions under the Amended and Restated 2014 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the provisions of our Amended and Restated 2014 Plan, the administrator has the power to administer the Amended and Restated 2014 Plan, including the power to determine the eligible persons to whom awards may be granted and the terms and conditions of each award, such as the number of Common Shares to be covered by the award, the vesting conditions that apply to the award, and the award’s exercise price. The administrator also has the power to approve the forms of award agreements for use under the Amended and Restated 2014 Plan, to modify or amend awards, to allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under an award, to interpret the terms of the Amended and Restated 2014 Plan and awards granted under it, and to create, amend and revoke rules relating to the Amended and Restated 2014 Plan, including creating sub-plans. The administrator has the power to make all other determinations deemed necessary or advisable for administering the Amended and Restated 2014 Plan, and the administrator’s interpretations and determinations will be conclusive and binding on us and all other affected persons.

The administrator may not implement an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type, and/or cash or by which the exercise price of an outstanding award is increased or reduced. In addition, no dividends or other distributions will be paid or credited with respect to any Common Shares subject to any unvested portion of an award.

In addition, the Compensation Committee has delegated to our Chief Financial Officer or, if the Chief Financial Officer is unavailable, the Chief Executive Officer, the authority to approve grants of share options to newly hired non-executive employees. The share options granted pursuant to this delegation may not exceed a certain number for each new employee and a certain aggregate number for each fiscal quarter, must have an exercise price equal to the fair market value of our Common Shares as defined in our Amended and Restated 2014 Plan and may not deviate from the standard vesting terms provided for in our Amended and Restated 2014 Plan.

Share Options

We may grant nonstatutory share options and incentive share options under the Amended and Restated 2014 Plan. The exercise price of share options granted under our Amended and Restated 2014 Plan must at least be equal to the fair market value of our Common Shares on the date of grant and also may not be less than the lowest exercise price permitted under applicable rules and regulations of all regulatory authorities to which we are subject. The term of a share option may not exceed ten years. However, any incentive share option granted to a participant who owns 10% or more of the voting power of all classes of our outstanding shares will not have a term of more than five years or an exercise price less than 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of a share option, which may include cash, shares or other property acceptable to the administrator to the extent permitted by applicable securities laws and all applicable rules and regulations of all regulatory authorities to which we are subject. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her share option for the period of time stated in his or her share option agreement, which generally will be for 365 days after a termination due to disability, 180 days after a termination due to retirement, or for 90 days following any other termination without cause or a resignation. In the case of the death of a participant before the participant’s termination of service or before the expiration of the period described in the previous sentence, the vested portion of the participant’s share option will remain exercisable for 365 days after the participant’s death or such other date specified in the participant’s share option agreement. The share option will be forfeited immediately in the event of a termination for cause. However, in no event may a share option be exercised later than the expiration of its term except in certain circumstances where the expiration occurs during a blackout period as described more fully in the Amended and Restated 2014 Plan. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the other terms of share options.

Share Appreciation Rights

We may grant share appreciation rights under our Amended and Restated 2014 Plan. Share appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Shares between the exercise date and the date of grant. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the other terms of share appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with our Common Shares, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a share appreciation right will be no less than 100% of the fair market value per share on the date of grant. Share appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, the same expiration rules described above for share options apply to share appreciation rights.

Restricted Share Awards

We may grant restricted share awards under our Amended and Restated 2014 Plan. Restricted share awards are grants of Common Shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of restricted share awards granted to any employee, director or consultant and, subject to the provisions of our Amended and Restated 2014 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), but the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. A recipient of a restricted share award generally will have voting rights with respect to unvested Common Shares underlying such restricted share award, unless the administrator provides otherwise. Dividends or other distributions may not be paid with respect to any unvested Common Shares underlying a restricted share award. Restricted share awards that do not vest are subject to our right of repurchase or forfeiture.

Restricted Share Units

We may grant restricted share units under our Amended and Restated 2014 Plan. Restricted share units are bookkeeping entries representing an amount equal to the fair market value of one of our Common Shares. Subject to the provisions of our Amended and Restated 2014 Plan, the administrator determines the terms and conditions of restricted share units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment (which may consist of any combination of cash or Common Shares). However, the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Dividend equivalents may not be credited with respect to Common Shares covered by a restricted share unit award.

Performance Shares

We may grant performance shares under our Amended and Restated 2014 Plan. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of performance shares, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. Performance shares will have an initial value equal to the fair market value of our Common Shares on the grant date. The administrator has the discretion to pay earned performance shares in the form of cash, in Common Shares or in some combination thereof. Dividend equivalents may not be credited with respect to Common Shares covered by a performance share award.

Outside Directors

Our Amended and Restated 2014 Plan provides that all outside directors will be eligible to receive all types of awards (except for incentive share options) under the Amended and Restated 2014 Plan. In connection with our IPO, we implemented a formal policy pursuant to which our outside directors are eligible to receive equity awards under the Amended and Restated 2014 Plan. Our Amended and Restated 2014 Plan provides that, in any given fiscal year of ours, an outside director will not receive (i) cash-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service; and (ii) share-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service, in each case, as determined under generally accepted accounting principles.

Non-Transferability of Awards

Unless the administrator provides otherwise, our Amended and Restated 2014 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Amended and Restated 2014 Plan, the administrator will adjust the number and class of shares that may be delivered under the Amended and Restated 2014 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the Amended and Restated 2014 Plan.

Merger or Change of Control

Our Amended and Restated 2014 Plan provides that in the event of a merger or change of control, as defined under the Amended and Restated 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her share options and share appreciation rights will vest fully and become immediately exercisable, all restrictions on his or her restricted shares and restricted share units will lapse, and with respect to his or her performance shares, all performance goals or other vesting requirements will be deemed achieved at 100% of target levels and all other terms and conditions met.

Amendment and Termination

The administrator will have the authority to amend, suspend or terminate the Amended and Restated 2014 Plan provided such action does not impair the existing rights of any participant. Our Amended and Restated 2014 Plan will automatically terminate in 2030, unless we terminate it sooner pursuant to the provisions of the Amended and Restated 2014 Plan.

Clawback

Awards granted under the Amended and Restated 2014 Plan will be subject to recoupment in accordance with any clawback policy that the Corporation is required to adopt pursuant to applicable laws. Our Board may require other, recovery or recoupment provisions as the Board deems necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Amended and Restated 2014 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Share Options

No taxable income is reportable when an incentive share option is granted or exercised, although the exercise may subject the participant to the alternative minimum tax or may affect the determination of the participant’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonstatutory Share Options

No taxable income is reportable when a nonstatutory share option with a per share exercise price at least equal to the fair market value of an underlying share on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of the Corporation is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Share Appreciation Rights

No taxable income is reportable when a share appreciation right with a per share exercise price equal to at least the fair market value of an underlying share on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any taxable income recognized in connection with the exercise of a share appreciation right by an employee of the Corporation is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Restricted Share Awards, Restricted Share Unit Awards, and Performance Share Awards

A participant generally will not have taxable income at the time restricted share awards, restricted share unit awards, or performance share awards are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. However, the recipient of a restricted share award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Medicare Surtax

A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Amended and Restated 2014 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Section 409A

Section 409A of the Internal Revenue Code (“Code Section 409A”) provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended and Restated 2014 Plan with a deferral feature will be subject to the requirements of Code Section 409A. Code Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are officers, subject to certain exceptions, Code Section 409A requires that distributions in connection with the officer’s separation from service commence no earlier than 6 months after such officer’s separation from service.

If an award granted under the Amended and Restated 2014 Plan is subject to and fails to satisfy the requirements of Code Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Code Section 409A fails to comply with Code Section 409A’s provisions, Code Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states, such as California, have enacted laws similar to Code Section 409A which impose additional taxes, interest and penalties on nonqualified deferred compensation arrangements. The Corporation will also have withholding and reporting requirements with respect to such amounts. In no event will the Corporation or any of its parents or subsidiaries have any responsibility, obligation, or liability under the terms of the Amended and Restated 2014 Plan to reimburse, indemnify, or hold harmless a participant or any other person in respect of awards for any taxes, interest or penalties imposed, or other costs incurred, as a result of Code Section 409A.

Tax Effect for the Corporation

We generally will be entitled to a tax deduction in connection with an award under the Amended and Restated 2014 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory share option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m), if applicable. Under Code Section 162(m) (to the extent applicable), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Plan Benefits

All awards to employees, directors, and consultants under the Amended and Restated 2014 Plan will be made at the discretion of the administrator. Therefore, the benefits and amounts that will be received or allocated under the Amended and Restated 2014 Plan are not determinable at this time. Our executive officers and non‑employee directors have an interest in this proposal because they will be eligible to receive awards under the Amended and Restated 2014 Plan. The following table sets forth the aggregate number of shares covered by options granted under the 2014 Equity Incentive Plan in fiscal 2019, to (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our directors who are not executive officers, as a group, and (iv) all employees who are not executive officers, as a group. As of April 6, 2020, the closing sales price of one Common Share as reported on the Nasdaq Stock Market was $12.13.

Name of Individual or Group	Number of Stock Options Granted (#)
Named Executive Officers:
Simon N. Pimstone, MBChB, Ph.D.	280,000
Chief Executive Officer
Ian C. Mortimer, M.B.A., CPA, CMA	135,000
President and Chief Financial Officer, Corporate Secretary
Ernesto Aycardi	65,000
Chief Medical Officer
All executive officers, as a group	565,000
All directors who are not executive officers, as a group	120,000
All employees who are not executive officers, as a group	385,325

Vote Required; Recommendation of the Board

The Board has approved the Amended and Restated 2014 Plan, subject to the approval of our shareholders at the Annual Meeting. The affirmative vote of the holders of a majority of the votes cast by shareholders present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve this Item 5. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting of this proposal.

Impact of Vote on 2019 Inducement Plan

Our non-shareholder-approved 2019 Inducement Plan, under which 201,550 Common Shares remain available for issuance as of the Record Date, will be terminated upon approval of the Amended and Restated 2014 Plan (which means no further grants can be made under the 2019 Inducement Plan but existing outstanding awards granted pursuant to such plan will continue to be governed by such plan’s terms) if our shareholders approve the Amended and Restated 2014 Plan. If our shareholders do not approve the Amended and Restated 2014 Plan, the 2019 Inducement Plan will remain in force and additional grants may be made thereunder.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

ITEM 6 AND ITEM 7 – APPOINTMENT AND REMUNERATION OF AUDITOR

The Corporation proposes that KPMG be appointed as auditors of the Corporation for the ensuing year and that the Audit Committee of the Board be authorized to fix their remuneration. KPMG has been the auditor of the Corporation since November 15, 1999. Prior to KPMG being appointed as auditors of the Corporation, shareholders of the Corporation waived the appointment of an auditor. Representatives of KPMG will be present at the Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders.

In addition to retaining KPMG to audit the Corporation’s annual financial statements, the Corporation retained KPMG to provide audit and tax services in 2018 and 2019.

The following tables set forth the aggregate fees billed to the Corporation by KPMG for professional services in fiscal years 2019 and 2018.

	2019(1)	2018(1)
Audit Fees(2)	$277,846	$203,840
Tax Fees(3)	79,328	11,236
Audit Related Fees	—	—
All Other Fees	—	—
Total	$357,174	$215,076

(1)

The dollar amounts shown in these columns have been converted from Canadian dollars to U.S. dollars. For 2019, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7537 which was the average Bank of Canada foreign exchange rate for the 2019 fiscal year. For 2018, the U.S. dollar per Canadian dollar exchange rate used for such conversion was 0.7721 which was the average Bank of Canada foreign exchange rate for the 2018 fiscal year.

(2)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Corporation’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(3)	“Tax Fees” include fees for tax compliance and tax advisory services.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the Audit Committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor. During 2018 and 2019 all services billed by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

Vote Required; Recommendation of the Board

The proposed appointment of KPMG LLP must receive votes “FOR” to pass, and to authorize the Audit Committee to fix the remuneration paid to KPMG LLP requires that a majority of the votes cast vote “FOR” to pass. Abstentions, withhold votes and broker non-votes will have no effect on the outcome of the voting on either of these proposals.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS:

A VOTE “FOR” THE APPOINTMENT OF KPMG LLP

AS AUDITOR OF THE CORPORATION

AND

A VOTE “FOR” THE REMUNERATION OF THE AUDITOR

TO BE SET BY THE AUDIT COMMITTEE OF THE BOARD

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no director, officer, shareholder holding 5% or more of our Common Shares (or any director or officer or principal shareholder thereof), nor any associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of the Corporation’s most recently completed financial year or in any proposed transaction which, in either such case, has materially affected or will materially affect the Corporation.

THIRD PARTY COMPENSATION OF DIRECTORS

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no current director or officer of the Corporation, no person who has been a director or officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year and no associate or affiliate of any of the foregoing has any other material interest, direct or indirect, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at the 2021 annual meeting of our shareholders must be received by the Corporation no later than December 29, 2020 in order to be included in the proxy materials pursuant to Rule 14a-8 of the Exchange Act. Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2021 annual meeting of our shareholders under the provisions of the CBCA. Such shareholder proposals must be received at the principal offices of the Corporation no later than December 10, 2020 in order to be included in the proxy materials for such annual meeting pursuant to the requirements of the CBCA. Please see “Item 2 Election of Directors — Shareholder Recommendations for Nominations to the Board of Directors” for additional information regarding shareholder nominees to the board of directors.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To be Held on June 1, 2020

This Circular and our annual report for the year ended December 31, 2019 are available at http://investor.xenon-pharma.com/investor-overview.

ADDITIONAL INFORMATION

Additional information relating to the Corporation, including financial information provided in the Corporation’s annual financial statements and related management discussion and analysis for the year ended December 31, 2019, is available on http://www.sedar.com under the Corporation’s profile. We also make available, free of charge, through our website at http://investor.xenon-pharma.com/investor-overview, our annual reports, quarterly reports, current reports, proxy statements and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished with the SEC and the securities commissions in British Columbia, Alberta and Ontario. Our website and information contained therein or incorporated therein is not intended to be incorporated into this Circular.

Copies of all exhibits to the annual report for the year ended December 31, 2019, may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 200 - 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

Copies of the Corporation’s annual financial statements for the year ended December 31, 2019, including the auditor’s report thereon, and the Corporation’s management discussion and analysis, as well as other reports of the Corporation, may be obtained, free of charge, by contacting: Legal Affairs, Xenon Pharmaceuticals Inc., 200 - 3650 Gilmore Way, Burnaby, British Columbia, Canada V5G 4W8, email: legalaffairs@xenon-pharma.com.

The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding reports that we file or furnish with them electronically at http://www.sec.gov.

GENERAL

The Board is not aware of any other matters which it anticipates will come before the Meeting as of the date of mailing of this Circular. The contents and the sending of the Notice of Meeting and this Circular have been approved by the directors of the Corporation.

DATED as of April 28, 2020

/s/ Simon N. Pimstone

Simon N. Pimstone
Chief Executive Officer

SCHEDULE A

XENON PHARMACEUTICALS INC.

CORPORATE GOVERNANCE GUIDELINES

The following Corporate Governance Guidelines have been approved and adopted by the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon” and, together with its subsidiaries, the “Corporation”) for the purpose of establishing the corporate governance policies pursuant to which the Board intends to conduct its oversight of the business of the Corporation in accordance with its fiduciary responsibilities.

A.	Role of the Board

The role of the Board is to oversee the performance of the chief executive officer (“CEO”) and other senior management and to assure that the best interests of shareholders are being served and that all such officers are creating a culture of integrity throughout the Corporation. To satisfy this responsibility, the directors are expected to take a proactive approach to their duties and function as active monitors of corporate management. Accordingly, the directors provide oversight in the formulation of the long term strategic, financial and organizational goals of the Corporation and of the plans designed to achieve those goals. In addition, the Board reviews and approves standards and policies to ensure that the Corporation is committed to achieving its objectives through the maintenance of the highest standards of responsible conduct and ethics and to assure that management carries out their day-to-day operational duties in a competent and ethical manner. Furthermore, the Board or a Board committee will identify and document the financial risks and other risks that the Corporation faces in the course of its business and work with management to monitor and control the identified risks. The Board reports to the shareholders of the Corporation.

The day-to-day business of the Corporation is carried out by its employees, managers and officers, under the direction of the CEO and the oversight of the Board, to enhance the long term value of the Corporation for the benefit of shareholders. The Board and management also recognize that creating long term enterprise value is advanced by considering the interests and concerns of other stakeholders, including the Corporation’s employees, customers, creditors and suppliers as well as the community generally.

The Board understands that effective directors act on an informed basis after thorough inquiry and careful review, appropriate in scope to the magnitude of the matter being considered. The directors know their position requires them to ask probing questions of management and outside advisors. The directors also rely on the advice, reports and opinions of management, counsel and expert advisers. In doing so, the Board evaluates the qualifications of those it relies upon for information and advice and also looks to the processes used by managers and advisors in reaching their recommendations. In addition, the Board has the authority to hire outside advisors at the Corporation’s expense if they feel it is appropriate.

B.	Selection of Chair of the Board and CEO

The Board shall appoint the Chair of the Board on an annual basis and shall fill the CEO position based upon the Board’s view of what is in the best interests of the Corporation. The CEO and Chair may, but need not be, the same person.

C.	Lead Independent Director

In order to facilitate communication between management and the independent directors, in the event that the Chair of the Board is not an independent Director, the Board should elect a “Lead Independent Director”, who will have the responsibility to schedule and prepare agendas for meetings of independent directors. The Lead Independent Director will communicate with the CEO, disseminate information to the rest of the Board in a timely manner and raise issues with management on behalf of the independent directors when appropriate. In addition, the Lead Independent Director may have other responsibilities, including calling meetings of independent directors when necessary and appropriate, being available, when appropriate, for consultation and direct communication with the Corporation’s shareholders, building a productive relationship between the Board and the CEO, ensuring that the Board fulfills its oversight responsibilities in Corporation strategy, risk oversight and succession planning, and performing such other duties as the Board may from time to time designate. All members of the Board are encouraged to communicate with the CEO. As long as the Chair of the Board is an independent, non-employee director, the “Lead Independent Director” responsibility may be assigned to the Chair.

D.	Committees

The Board has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The Board will continue to delegate substantial responsibilities to each committee, and each committee should consist solely of independent directors, as defined by the rules of The Nasdaq Stock Market (“Nasdaq Rules”) and applicable Canadian securities laws, and in the case of the Audit Committee as defined by the rules and regulations of the Securities and Exchange Commission (“SEC Rules”) and applicable Canadian securities laws. The members of these committees shall also meet the other membership criteria specified in the respective charters for these committees. Additional committees may be formed from time to time as determined by the Board.

E.	Assignment of Committee Members

Committees should be appointed (or re-appointed), and chairs of each committee designated, by the full Board, upon recommendation by the Nominating and Corporate Governance Committee, annually. While the composition of the committees of the Board should be looked at each year in making certain that these committees are not stagnant or without fair representation, it is the Board’s belief that continuity of experience in the specific functions of these committees provides a significant benefit to the shareholders and to management.

F.	Frequency and Length of Committee Meetings

Each committee chair, in consultation with committee members, will determine the frequency and length of meetings of his or her committee, considering all relevant factors such as the committee’s mandate, nature of current committee business to be discussed and the like. Notwithstanding the foregoing, each committee shall meet at least as frequently as is required by the applicable charter adopted by the Board for such committee. Moreover, the committee chair should feel free to call additional committee meetings at times other than the scheduled meetings of the full Board.

G.	Committee Charters and Agendas

Each committee shall have its own charter, which will set forth the purpose, membership requirements, authority and responsibilities of the committee. Annually, the chair of each committee should review the existing committee charter and determine, in consultation with the rest of the committee, whether any amendments are required. Committee charters should be within the scope of authority granted by the Board and should be approved by the Board. The chair of the committee, in consultation with appropriate members of management and staff, should develop the overall annual agenda to the extent it can be foreseen. In addition, each committee chair should prepare an agenda prior to each committee meeting and should consult with appropriate members of management for additional items which should be included in the agenda. Any committee of the Board is authorized to engage its own outside advisors at the Corporation’s expense, including legal counsel or other consultants, as required, provided that the committee shall promptly advise the full Board of such engagement.

The charters of the Corporation’s committees will be available on the Corporation's website at https://www.xenon-pharma.com/, and will be made available to shareholders on written request.

H.	Code of Conduct, Conflicts of Interests, Related Party Transactions and Complaints Process

The Nominating and Corporate Governance Committee and Audit Committee shall periodically review and approve the Corporation’s Code of Business Conduct and Ethics, which is applicable to directors, officers and employees; consider questions of possible conflicts of interest of directors and corporate officers; review actual and potential conflicts of interest (including corporate opportunities) of directors and corporate officers; and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest. Directors shall disclose any such interests to the Board in advance of Board deliberation on the topic.

The Audit Committee shall review and approve any proposed related party transactions in compliance with the Corporation’s policies and Nasdaq Rules and must report material related party transactions to the full Board and review and approve the Corporation’s procedures for handling complaints regarding accounting or auditing matters.

I.	Board Meetings and Agenda Items

The Board shall have no less than four regularly scheduled meetings each year at which it reviews and discusses leadership continuity, management development, management reports on the performance of the Corporation, its plans and prospects, as well as more immediate issues facing the Corporation. If independent, the Chair of the Board will set the agenda for and act as chair for each Board meeting. If the Chair of the Board is not independent, as determined in accordance with the SEC Rules and applicable Canadian securities laws, the Lead Independent Director will set the agenda and act as chair for each Board meeting. Each director is free to suggest inclusion of items on the agenda. A representative from the Corporation’s outside counsel may be invited by the Board, when appropriate, to attend all or a portion of Board meetings. The Board will review the Corporation’s long-term strategic plans during at least one Board meeting per year.

J.	Board Materials Distributed in Advance

To the extent possible, information and data which is important to the Board’s understanding of matters to be discussed at the meeting and the current status of the Corporation’s business should be distributed to the Board a sufficient number of days before the meeting to enable the directors to read and prepare for the meeting.

K.	Board, Committee and Shareholder Meetings

Directors are expected to prepare for, attend, and actively participate in all Board and committee meetings. As a general rule, preparation material on specific subjects should be sent to the directors in advance so that the Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. Each director will review thoroughly the materials provided in connection with each Board and committee meeting and be adequately prepared for each meeting. On those occasions when the subject matter is too sensitive to be distributed, the subject will have to be introduced at the meeting. The Corporation strongly encourages directors to attend the annual meeting of shareholders.

L.	Regular Attendance of Management at Board Meetings

It is anticipated that certain members of management (e.g., the President and Chief Financial Officer and such other members of the executive staff as the CEO may from time to time designate) will attend Board meetings on a regular basis. Other members of management and staff will attend meetings and present reports from time to time. Specifically, the Board encourages management to schedule managers to be present at Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas. It is understood that Corporation personnel and others attending Board meetings may be asked to leave the meeting in order for the Board to meet in executive session.

M.	Executive Sessions of Independent Directors and Audit Committee

It is the policy of the Board to regularly have separate meeting times for independent directors without management. Such meetings should be held at least twice per year, following regularly scheduled meetings and at such other times as requested by an independent director. The Chair of the Board or the Lead Independent Director shall preside at executive sessions.

In addition, the Audit Committee of the Board should meet periodically with the Corporation’s outside auditors without management present at such times as it deems appropriate.

N.	Board Access to Corporation Management

Directors should have full access to members of management, either as a group or individually, and to Corporation information that they believe is necessary to fulfill their obligations as directors. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Corporation.

O.	Board Compensation Review

The Compensation Committee should conduct an annual review of director compensation. This review will include input from the Corporation’s Human Resources department and may include input from outside consultants in order to evaluate director compensation compared to other companies of like size in the industry. Any change in Board compensation should be approved by the Compensation Committee following consultation with the Board. Ownership of shares by the directors is encouraged. Board members who are also employees shall not be separately compensated for their service on the Board.

P.	Size of the Board

The size of the Board is established in accordance with the Corporation’s By-laws, subject to the minimum and maximum number of directors set out in the Corporation’s Articles of Continuance and under applicable corporate and securities laws. The size of the Board may vary based upon the size of the business and the availability of qualified candidates. Board size should facilitate active interaction and participation by all directors. The Board will review from time to time the appropriateness of its size.

Q.	Composition of Board

The Board believes that, so long as the Corporation does not qualify as a “controlled company” under the rules of Nasdaq, as a matter of policy there should be a majority of independent directors on the Board. Within that policy, the mix of directors should provide a range of expertise and perspective in areas relevant to the Corporation’s business.

R.	Board Definition of “Independence” for Directors

A director shall be considered “independent” for purposes of serving on the Board if he or she meets the criteria for independence established by applicable securities laws and the Nasdaq Rules. A director shall be considered “independent” for purposes of serving on a Board committee based on the definition of independence used in that committee’s charter, which shall conform to any requirements established for such a committee by the Nasdaq Rules, any applicable SEC Rules and any applicable Canadian securities laws.

S.	Board Membership Criteria and Selection

The Nominating and Corporate Governance Committee should review issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, understanding of the Corporation’s business, other commitments and the like, and the composition of the Board in the context of recommending a slate of directors for shareholder approval. Selection of new directors requires recommendation of a candidate by the Nominating and Corporate Governance Committee to the full Board, which has responsibility for naming new members in the event of a vacancy or expansion of the Board between annual meetings of shareholders.

It is the policy of the Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with the Articles of Continuance, as amended, and the By-laws of the Corporation and applicable laws, including the SEC Rules and applicable Canadian securities laws. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Corporation and providing the information required in the Corporation’s By-laws. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at the Corporation’s annual meeting of shareholders must meet the deadlines and other requirements set forth in the Corporation’s By-laws, the SEC Rules, and applicable Canadian securities laws.

T.	Notifying a Director of Non-Inclusion on a Proposed Slate of Directors

Any proposal to decrease the size of the Board, or to substitute a new director for an existing director, should be made first by the Nominating and Corporate Governance Committee, then approved by the full Board. After receipt of a recommendation from the Nominating and Corporate Governance Committee, the Chair of the Board or the Lead Independent Director should notify the director of such recommendation prior to the meeting of the Board at which the slate of nominees is proposed to be approved.

U.	Assessing Board and Committee Performance

The Nominating and Corporate Governance Committee should establish an annual process for permitting the Board and each committee to conduct an assessment of its performance during the prior year. This assessment should focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. Each committee and the full Board will consider and discuss the findings of the assessments.

The Board will, in conjunction with the Nominating and Corporate Governance Committee, assess the participation, contributions and effectiveness of the Chair, and individual board members on an annual basis.

V.	Annual Election of Directors

Directors shall be subject to election at each annual meeting of shareholders in accordance with the Corporation’s By-laws. The Board shall fill vacancies or add new directors as provided in the Corporation’s By-laws and in accordance with applicable Canadian corporate laws.

W.	Director Orientation and Continuing Education

Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Corporation’s business as well as an introduction to the Corporation’s senior management. Further, the Corporation encourages directors to participate in continuing education programs focused on the Corporation’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors.

X.	Formal Evaluation and Compensation of the CEO and Other Executive Officers

The formal evaluation of the CEO and the other executive officers should be made in the context of annual compensation review by the Compensation Committee, with appropriate input from other directors, and should be communicated to the CEO by the Chair of the Board or the Lead Independent Director and the chair of the Compensation Committee.

Y.	Succession Planning

The Nominating and Corporate Governance Committee, in consultation with the full Board, is primarily responsible for CEO succession planning. In addition, it shall monitor succession plans for other key executives. Succession planning can be critical in the event the CEO or other key executives should cease to serve for any reason, including resignation or unexpected disability. The Board believes that establishment of a strong management team is the best way to prepare for an unanticipated executive departure.

Z.	Management Development

In addition to its responsibilities related to executive succession planning, the Nominating and Corporate Governance Committee shall confer with the CEO to encourage management’s employee development programs.

AA.	Board Interaction with Third Parties

The Board believes that management speaks for the Corporation. Individual directors may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation, but it is expected that directors would do this with knowledge of management and, in most instances, only at the request of management.

In cases where shareholders wish to communicate directly with the non-management directors, messages can be sent by mail to Xenon Pharmaceuticals Inc., 200-3650 Gilmore Way, Burnaby, British Columbia, V5G 4W8, Canada, Attn: President and Chief Financial Officer. The President and Chief Financial Officer will forward the messages to the appropriate committee of the Board or non-management director.

The Corporation’s directors should not accept any gift of value that indicates an intent to influence improperly the normal business relationship between the Corporation and any supplier, customer or competitor.

BB.	Formulation of Strategy

The Board should provide oversight to management in formulating corporate strategy.

CC.	Periodic Review of Guidelines

The Nominating and Corporate Governance Committee and the Board should review these guidelines at least annually.

SCHEDULE B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

XENON PHARMACEUTICALS INC.

PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) of Xenon Pharmaceuticals Inc. (“Xenon,” and together with its subsidiaries, the “Corporation”) in fulfilling its responsibilities for generally overseeing:

A.	The Corporation’s accounting and financial reporting processes and internal control over financial reporting, as well as the audit and integrity of the Corporation’s financial statements.
B.	The qualifications and independence of the Corporation’s registered public accounting firm (the “independent auditor”).
C.	The performance of the Corporation’s independent auditor, and, if the Corporation maintains an internal audit function, the performance of such internal audit function.
D.	The Corporation’s compliance with applicable law (including U.S. federal and Canadian securities laws and other legal and regulatory requirements).
E.	Risk assessment and risk management.

The Audit Committee is also responsible for preparing the report required by Securities and Exchange Commission (“SEC”) rules to be included in Xenon’s proxy statement for the annual meeting of shareholders, and for performing such other duties and responsibilities as are enumerated in or consistent with this charter.

COMPOSITION

1.

Membership and Appointment. The Audit Committee shall consist of at least three members of the Board. Members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion.

2.	Qualifications. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):
a)

Each member of the Audit Committee shall meet the independence standards established by the SEC and the securities exchange on which Xenon is listed, and the determination of independence will be made by the Board.

b)

Each member of the Audit Committee must be able to read and understand fundamental financial statements and otherwise must comply with all financial literacy requirements of the securities exchange on which Xenon is listed and all other applicable securities laws.

c)

At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication.

d)	At least one member of the Audit Committee shall be an “audit committee financial expert,” as determined by the Board in accordance with SEC rules.
e)

No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and Xenon discloses such determination in its annual proxy statement.

f)	No member of the Audit Committee shall have participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the prior three years.
g)

Each member of the Audit Committee shall have such other qualifications as are established by the Board from time to time, or as required by applicable law or the rules and regulations of the SEC or the securities exchange on which Xenon is listed.

3.	Chair. The Board may designate a chair of the Audit Committee. In the absence of that designation, the Audit Committee may designate a chair by majority vote of the Audit Committee members.

RESPONSIBILITIES

The following are the principal recurring responsibilities of the Audit Committee. The Audit Committee may perform such other functions as are consistent with its purpose and applicable law, rules and regulations and as the Board or the Audit Committee deem appropriate. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

1.

Select and Hire the Independent Auditor. Subject to any required approval by the shareholders of the corporation, the Audit Committee shall be directly responsible for appointing, compensating, retaining, overseeing and, where appropriate, replacing the independent auditor. The independent auditor will report directly to the Audit Committee. The Audit Committee shall have sole authority to approve the hiring and discharging of the independent auditor, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. The Audit Committee shall also appoint, retain, compensate, oversee and, where appropriate, replace any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

2.	Supervise and Evaluate the Independent Auditor. The Audit Committee shall:
a)

Oversee and, at least annually, evaluate the work of the independent auditor or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, which evaluation shall include a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall review, in consultation with the independent auditor, the annual audit plan and scope of audit activities and monitor such plan’s progress.

b)	Review and resolve any disagreements that may arise between management and the independent auditor regarding internal control over financial reporting or financial reporting.
c)

At least annually, obtain and review a report by the independent auditor that describes (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit performed by the independent auditor, and any steps taken to deal with any such issues.

d)	Communicate directly with the independent auditors, and, if the Corporation maintains an internal audit function, the internal auditors.
3.	Evaluate the Independence of the Independent Auditor. The Audit Committee shall:
a)	Review and discuss with the independent auditor the written independence disclosures required by the applicable requirements of the Public Company Accounting Oversight Board or other regulatory body.
b)

Review and discuss with the independent auditor on a periodic basis (not less frequently than on an annual basis) any other relationships or services (including permissible non-audit services) that may affect its objectivity and independence.

c)	Oversee the rotation of the independent auditor’s lead audit and concurring partners and the rotation of other audit partners, with applicable time-out periods, in accordance with applicable law.
d)	Take any other appropriate action to oversee the independence of the Corporation’s independent auditor.

4.

Approve Audit and Non-Audit Services and Fees. The Audit Committee shall (i) review and approve, in advance, the scope and plans for the audits and the audit fees and (ii) approve in advance (or, where permitted under the rules and regulations of the SEC and applicable Canadian securities laws, subsequently) all non-audit and tax services to be performed by the independent auditor, that are not otherwise prohibited by law or regulation and any associated fees. The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve permissible non-audit and tax services, as long as the pre-approved services are presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee may, in accordance with applicable law, adopt specific policies and procedures for the engagement of the independent auditor for non-audit services, provided that the pre-approval policies and procedures are detailed as to the particular service, the Audit Committee is informed of each non-audit service, and the procedures do not include delegation of the Audit Committee’s responsibilities to management. In considering whether to pre-approve any non-audit services, the Audit Committee or its delegates shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

5.

Review and/or Approve Financial Statements. The Audit Committee shall review, and approve as applicable, and discuss the following with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as applicable:

a)	The scope and timing of the annual audit of the Corporation’s financial statements.
b)

The Corporation’s annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q, as applicable, including the disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” should be included in Xenon’s Form 10-K, and the related press releases, and approve the inclusion of the quarterly unaudited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Xenon’s quarterly reports on Form 10-Q, and the related press releases.

c)	The results of the independent audit and the quarterly reviews, and the independent auditor’s opinion on the audited financial statements.
d)	The reports and certifications regarding internal control over financial reporting and disclosure controls and procedures.
e)	Major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting principles.
f)

Analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

g)	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.
h)	Any significant changes required or taken in the audit plan as a result of any material control deficiency.
i)

Any problems or difficulties the independent auditor encountered in the course of its audit work, including any restrictions on the scope of the auditor’s activities or on access to requested information, and management’s response.

j)	Any significant disagreements between management and the independent auditor.
6.	Reports and Communications from the Independent Auditor. The Audit Committee shall review and discuss reports from the independent auditor concerning the following:
a)	Critical accounting policies and practices to be used by the Corporation.
b)

Alternative treatments of financial information within GAAP that the auditor has discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor if different from that used by management.

c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
d)	Other matters required to be communicated to the Audit Committee under generally accepted auditing standards and other legal or regulatory requirements.
7.	Audit Committee Report. The Audit Committee shall prepare the report of the Audit Committee that SEC rules require to be included in Xenon’s annual proxy statement.
8.

Earnings Press Releases and Earnings Guidance. The Audit Committee shall review all earnings press releases before Xenon publicly discloses this information, and discuss with management and the independent auditors corporate policies with respect to earnings press releases (with particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as corporate policies with respect to financial information and earnings guidance provided to the public, analysts and ratings agencies.

9.

Internal Controls. The Audit Committee shall review and discuss with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, the adequacy and effectiveness of the Corporation’s internal controls, including any changes, significant deficiencies or material weaknesses in those controls reported by the independent auditor, the internal auditors or management and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, that involves management or other Corporation employees who have a significant role in the Corporation’s internal controls. The Audit Committee shall also review and discuss with management and the independent auditors, disclosure relating to the Corporation’s internal controls, the independent auditor’s report on the Corporation’s internal control over financial reporting (if applicable) and required management certifications to be included in or attached as exhibits to Xenon’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, as applicable.

10.

Disclosure Controls and Procedures. The Audit Committee shall review and discuss the adequacy and effectiveness of the Corporation’s disclosure controls and procedures. The Audit Committee must be satisfied that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information and must periodically assess the adequacy of those procedures.

11.	Internal Audit. If the Corporation determines to implement or maintain an internal audit function, the Audit Committee shall:
a)	Review and approve the overall objectives, scope, organizational structure, responsibilities, resources and activities of the internal audit function.
b)	Review and concur in the appointment or, if applicable, the reassignment or dismissal of the senior internal auditing executive.
c)

Review and discuss with management and the internal auditors the process used in developing the internal audit plan, the scope of the internal audit plan, significant changes in the planned scope of the internal audit plan and the coordination of the internal audit plan with the independent audit.

d)	Discuss with the independent auditor the responsibilities, budget and staffing of the Corporation’s internal audit function.
e)	Review and discuss with the internal auditors the results of the internal audit, significant issues in internal audit reports and responses by management.
f)	Review and discuss the performance and effectiveness of the internal audit function.
g)	Communicate directly with the internal auditors.

12.

Legal and Regulatory Compliance. The Audit Committee shall review and discuss with management, the independent auditor and, if the Corporation maintains an internal audit function, the internal auditor (i) the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s code of business conduct and ethics, compliance with the Foreign Corrupt Practices Act of 1977, and similar anticorruption legislation, and compliance with export control regulations and (ii) reports regarding compliance with applicable laws, regulations and internal compliance programs. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Audit Committee shall discuss with the Corporation’s President and Chief Financial Officer any legal matters that may have a material impact on the financial statements or the Corporation’s compliance procedures.

13.

Complaints. The Audit Committee shall establish and oversee procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or audit matters, as well as for confidential and anonymous submissions by the Corporation’s employees concerning questionable accounting or auditing matters.

14.

Risks. The Audit Committee shall review and discuss with management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, the Corporation’s major financial risk exposures including investment and foreign exchange risks and the steps management has taken to monitor and control those exposures, including the Corporation’s guidelines and policies with respect to risk assessment and risk management.

15.

Related Party Transactions. The Audit Committee shall review the Corporation’s related person transaction policy, and shall review and oversee all transactions between the Corporation and a related person (as defined in Item 404 of Regulation S-K), in accordance with such policies and procedures.

16.

Hiring of Auditor Personnel. The Audit Committee shall set hiring policies with regard to employees and former employees of the present and former independent auditor and oversee compliance with such policies.

The function of the Audit Committee is primarily one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for assisting the Board in overseeing the conduct of these activities by management and the independent auditor. The Audit Committee is not responsible for providing any expert or special assurance as to the financial statements or the independent auditor’s work. It is recognized that the members of the Audit Committee are not full-time employees of the Corporation, that it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and that each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

MEETINGS AND PROCEDURES

1.	Meetings.
a)

The Audit Committee will meet at least once each fiscal quarter (with additional meetings as it deems necessary or appropriate) at such times and places as the Audit Committee determines. The chair of the Audit Committee shall preside at each meeting. The chair will approve the agenda for the Audit Committee’s meetings and any member may suggest items for consideration. If a chair is not designated or present, an acting chair may be designated by the Audit Committee members present. The Audit Committee may act by unanimous written consent (which may include electronic consent) in lieu of a meeting, which shall constitute a valid action of the Audit Committee if it has been executed by each Audit Committee member and shows the date of execution. Any written consent will be effective on the date of the last signature or electronic consent, as the case may be, and will be filed with the minutes of the meetings of the Board.

b)	The Audit Committee shall cause to be kept written minutes of its proceedings, which minutes will be filed with the minutes of the meeting of the Board.
c)

The Audit Committee shall meet periodically with members of management as deemed appropriate, the head of the internal audit department, if applicable, and the independent auditor in separate executive sessions. Each regularly scheduled meeting of the Audit Committee will conclude with an executive session of the Audit Committee absent members of management.

d)

The Audit Committee may invite to its meetings any director, officer or employee of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities, including non-management directors who are not members of the Audit Committee

2.

Reporting to the Board of Directors. The Audit Committee shall report regularly to the Board with respect to the Audit Committee’s activities, including any significant issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance of the internal audit function or the performance and independence of the Corporation’s independent auditor, as applicable.

3.

Authority to Retain Advisors. The Audit Committee shall have the authority to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Audit Committee shall set the compensation, and oversee the work of, any independent counsel or other advisors retained by it. The Corporation will provide appropriate funding, as determined by the Audit Committee, to pay the independent auditor, any other registered public accounting firm and any independent counsel and any other outside advisors hired by the Audit Committee and any administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its activities.

4.

Subcommittees. The Audit Committee may form subcommittees for any purpose that the Audit Committee deems appropriate and may delegate to such subcommittees such power and authority as the Audit Committee deems appropriate. If designated, each such subcommittee will establish its own schedule and maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Audit Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Audit Committee as a whole.

5.	Committee Charter Review. The Audit Committee shall review and reassess the adequacy of this charter annually and shall submit any recommended changes to the charter to the Board for approval.
6.	Performance Review. The Audit Committee shall review and assess the performance of the Audit Committee on an annual basis.
7.	Authority to Investigate. In the course of its duties, the Audit Committee shall have authority, at the Corporation’s expense, to investigate any matter brought to its attention.
8.

Attorneys’ Reports. The Audit Committee shall receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S., Canadian, or other foreign federal, state, provincial or local law. The Audit Committee shall establish procedures for the confidential receipt, retention and consideration of any attorney report.

9.

Access. The Audit Committee shall be given full access to the chair of the Board, management, the independent auditor, and, if the Corporation maintains an internal audit function, the internal auditor, as well as the Corporation’s books, records, facilities and other personnel.

10.

Compensation. Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board (or a committee thereof) in its sole discretion. Members of the Audit Committee may not receive any compensation from the Corporation except the fees that they receive for service as a member of the Board or any committee thereof.

SCHEDULE C

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

XENON PHARMACEUTICALS INC.

(as amended April 16, 2020)

Article 1
PURPOSE

1.1	The purpose of this Plan is to promote the interests of Xenon Pharmaceuticals Inc. (the “Company”) by:
(a)

furnishing certain directors, officers, employees of the Company and its subsidiaries or other persons as the Board of Directors may approve with greater incentive to further develop and promote the business and financial success of the Company;

(b)	furthering the identity of interests of persons to whom options or share awards may be granted with those of the shareholders of the Company generally through share ownership in the Company; and
(c)	assisting the Company in attracting, retaining and motivating its directors, officers and employees.

The Company believes that these purposes may best be effected by granting Options or Share Awards to acquire Common Shares without par value in the capital of the Company.

Article 2
INTERPRETATION

2.1	In this Plan, unless there is something in the subject matter or context inconsistent therewith:
(a)	“Affiliate” has the meaning ascribed thereto under the Canada Business Corporations Act as from time to time amended, supplemented or re-enacted;
(b)

“Award” means, individually or collectively, an award of Options, an award of Share Appreciation Rights, Restricted Share Award, Restricted Share Unit Award, or any Performance Share Award granted under the Plan;

(c)

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan;

(d)

“Blackout Period” means any period during which a Participant is prevented from trading the Common Shares pursuant to a policy of the Company, including but not limited to the Company’s insider trading policy, as amended and in force from time to time, any lockup or similar agreement described in the First Registration Statement, and any lockup or similar agreement between the Company and a third party restricting the trading of Common Shares;

(e)	“Board of Directors” means the board of directors of the Company;
(f)	“Business Day” means a day, other than Saturday, Sunday and any other day which is a statutory holiday in British Columbia Canada or New York U.S.A.;
(g)

“Cause” with respect to any Participant, shall mean (i) a Participant’s willful misconduct, (ii) a willful failure of a Participant to perform his or her duties, (iii) a Participant’s insubordination, theft, dishonesty, or any other willful conduct that is detrimental to the Company or its subsidiaries, (iv) cause for termination of employment or other service contract at common law, or (v) such other cause as the Board of Directors in good faith reasonably determines provides cause for the discharge of the Participant or termination of the Participant’s relationship with the Company;

(h)	“Change of Control” means:
(i)

the acquisition by any person or persons acting jointly or in concert (as determined by the Securities Act) (“Person”), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such Person, constitute in the aggregate more than 50% of all outstanding voting securities of the Company; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control;

(ii)

an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination; provided, however, that for purposes of this subsection, the acquisition of additional securities by any one Person, who is considered to own more than 50% of all outstanding voting securities of the Company will not be considered a Change of Control; or

(iii)

a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to a Related Entity, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity of which the Company has Control, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity of which a Person described in this subsection (iii)(B)(3) has Control. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets;

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control for Awards granted to Participants who are subject to U.S. taxation unless the transaction qualifies as a Change of Control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and U.S. Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if: (x) its sole purpose is to change the state or jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(i)	“CEO” means the Chief Executive Officer of the Company;
(j)

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation;

(k)

“Committee” means a committee of directors or of other individuals satisfying applicable laws appointed by the Board of Directors, or a duly authorized committee of the Board of Directors, in accordance with Article 3 hereof;

(l)	“Common Shares” means the common shares without par value in the capital of the Company;
(m)	“Consultant” means a person other than an employee, officer or director of the Company or of any of its subsidiaries that:
(i)	is engaged to provide services to the Company or any of its subsidiaries;
(ii)	provides the services under a written contract with the Company or of any of its subsidiaries; and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or of any of its subsidiaries,

and includes, for an individual Consultant, a corporation of which such individual is an employee or shareholder;

(n)	“Control” by a person over a second person means the power to direct, directly or indirectly, the management and policies of the second person by virtue of:
(i)	ownership of or direction over voting securities in the second person;
(ii)	a written agreement or indenture;
(iii)	being or Controlling the general partner of the second person; or
(iv)	being a trustee of the second person;
(o)	“Eligible Persons” means directors, officers, employees or Consultants of the Company or of any of its subsidiaries, and an “Eligible Person” shall have a corresponding meaning;
(p)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;
(q)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Board of Directors, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Board of Directors will determine the terms and conditions of any Exchange Program, in its sole discretion;

(r)

“Exercise Price” means the price per share at which Common Shares may be subscribed for by a Participant pursuant to a particular Share Option Agreement, as further described under paragraph 7.1(c) of the Plan;

(s)	“Fair Market Value Price” means, as of any date, the value of Common Shares determined as follows:
(i)

if the Common Shares are listed on a Stock Exchange, its Fair Market Value Price will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such other source as the Board of Directors deems reliable;

(ii)

if the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value Price of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in such source as the Board of Directors deems reliable; or

(iii)	in the absence of an established market for the Common Shares, the Fair Market Value Price will be determined in good faith by the Board of Directors.

Notwithstanding the foregoing, if the determination date for the Fair Market Value Price occurs on a day other than a Business Day, the Fair Market Value Price will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the next Business Day, unless otherwise determined by the Board of Directors;

(t)

“First Registration Statement” means the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities;

(u)	“Fiscal Year” means the fiscal year of the Company;
(v)	“Full-Value Award” means a Restricted Share Award, Restricted Share Unit Award, or Performance Share Award;

(w)

“Incentive Share Option” means an Option to purchase Common Shares with the intention that it qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations and guidance promulgated thereunder, such intention being evidenced by the resolutions of the directors at the time of grant;

(x)

“Insider” has the meaning given to that term in the Securities Act and also includes associates and affiliates of the Insider, but does not include directors or senior officers of a subsidiary or affiliate of the Company unless such director or senior officer:

(i)	in the ordinary course receives or has access to information as material facts or material changes concerning the Company before the material facts or material changes are generally disclosed;
(ii)	is a director or senior officer of a “major subsidiary” of the Company (where “major subsidiary” has the meaning given to that term in National Instrument 55‑101 – Insider Reporting Exemptions); or
(iii)	is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate.

For the purpose of this definition, the terms “affiliate”, “associate” and “subsidiary” have the meanings given to them, respectively, in the Securities Act;

(y)	“NI 45‑106” means National Instrument 45‑106 – Prospectus and Registration Exemptions;
(z)	“Optioned Shares” means the Common Shares that may be subscribed for by a Participant pursuant to a Share Option Agreement;
(aa)	“Options” means share options granted hereunder to purchase Common Shares from treasury;
(bb)	“Outside Director” means a director who is not an employee (including officer) of the Company or an Affiliate;
(cc)	“Nonqualified Share Option” means an Option to purchase Common Shares other than an Incentive Share Option;
(dd)	“Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award;
(ee)	“Performance Criteria” means the one or more criteria that the Board of Directors shall select for purposes of establishing the performance goals for a Performance Period;
(ff)

“Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Board of Directors may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Share Award.

(gg)	“Performance Share Award” means an award of Common Shares which is granted pursuant to the terms and conditions of Article 9;
(hh)	“Plan” means this Amended and Restated 2014 Equity Incentive Plan, as the same may from time to time be supplemented, amended and/or restated and in effect;
(ii)	“Related Entity” means, for a company or corporation, a Person that Controls or is Controlled by the Company or that is Controlled by the same Person that controls that company or corporation;
(jj)	“Restatement Effective Date” has the meaning under paragraph 11.1 of the Plan.
(kk)	“Restricted Share Award” means an award of Common Shares which is granted pursuant to the terms and conditions of Article 9;
(ll)	“Restricted Share Unit Award” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Common Share, granted pursuant to the terms and conditions of Article 9;

(mm)

“Retirement” means retirement as an employee and/or officer of the Company, and if there is any question on whether a cessation of employment is by way of a retirement or not, the determination by the CEO (or in the CEO’s absence or in the case of a situation involving the cessation of employment of an executive officer of the Company, the Compensation Committee of the Board of Directors or the independent members of the Board of Directors) shall be conclusive and binding on the Participant;

(nn)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan;
(oo)	“Section 16(b)” means Section 16(b) of the Exchange Act;
(pp)	“Securities Act” means the Securities Act (British Columbia);
(qq)	“Share Appreciation Right” means a right to receive the appreciation on Common Shares that is granted pursuant to the terms and conditions of Article 9;
(rr)	“Share Award” means any Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right, Performance Share Award, or any Other Share Award granted under the Plan;
(ss)

“shareholder approval” means the approval as evidenced by a resolution passed by a simple majority of votes cast at a meeting of holders of Common Shares (unless required by the Stock Exchanges to exclude the votes cast by Insiders in relation to amendments benefiting Insiders);

(tt)	“Stock Exchanges” means such stock exchanges or other organized market on which the Common Shares are listed or posted for trading, including the NASDAQ Stock Market LLC;
(uu)	“subsidiary” has the meaning assigned thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re-enacted; and
(vv)	“Trading Day”, with respect to any Stock Exchange, means a day on which securities may be traded through the facilities of such Stock Exchange.
2.2

Any question arising as to the interpretation of this Plan will be determined by the Board of Directors and, absent manifest error, such determination will be conclusive and binding on the Company and all Participants.

2.3

In this Plan, words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and unlimited partnerships, associations, trusts, incorporated organizations, joint ventures and governmental authorities.

Article 3
ADMINISTRATION OF PLAN

3.1

This Plan will be administered by the Board of Directors. The Board of Directors may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board of Directors that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board of Directors will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board of Directors or the Committee (as applicable). The Board of Directors may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest to the Board of Directors some or all of the powers previously delegated. For the purpose of delegation of administration of the Plan, one or more of the CEO and/or officers of the Company, if designated by the Board of Directors, will be deemed a Committee.

3.2

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

3.3

The Board of Directors will take such steps which in its opinion are required to ensure that the Committee to which it has delegated the power to ensure that it has the necessary authority to fulfill its functions under this Plan.

3.4

Subject to the provisions of the Plan, the Board of Directors, and in the case of a Committee, subject to the specific duties delegated by the Board of Directors to such Committee, will have the authority, in its discretion:

(a)	to determine the Fair Market Value;
(b)	to select the Eligible Persons to whom Awards may be granted hereunder;
(c)	to determine the number of Shares to be covered by each Award granted hereunder;
(d)	to approve forms of Award Agreements for use under the Plan;
(e)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Board of Directors (or Committee appointed by the Board of Directors) will determine;

(f)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(g)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(h)

to modify or amend each Award (subject to Article 11 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to paragraph 8.1(d) of the Plan regarding Incentive Share Options);

(i)	to allow to satisfy withholding tax obligations in such manner as prescribed in paragraph 10.7 of the Plan;
(j)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board of Directors;
(k)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant, as applicable, under an Award; and
(l)	to make all other determinations deemed necessary or advisable for administering the Plan.
3.5	The Board of Directors may not implement an Exchange Program.
3.6	Notwithstanding anything to the contrary in the Plan, no dividends or other distributions will be paid or credited with respect to any Common Shares subject to any unvested portion of an Award.
3.7

The Board of Directors has the authority to determine all questions arising out of the Plan and any Award granted pursuant to the Plan, which interpretations and determinations will be conclusive and binding on the Company and all other affected persons.

Article 4
REGULATIONS

4.1

The Board of Directors may from time to time establish such regulations, make such determinations and interpretations and take such steps in connection with this Plan which, in its opinion, are necessary or desirable for the administration of this Plan.

Article 5
COMPLIANCE WITH LAWS

5.1

The Plan, the grant, exercise, vesting, and/or settlement of Awards under the Plan and the Company’s obligation to issue Common Shares on exercise, vesting, or settlement of Awards will be subject to all applicable federal, provincial and foreign laws, rules and regulations and the rules of any regulatory authority or Stock Exchange on which the securities of the Company are listed. The Company shall not be required, or in any way obliged, to grant Awards or issue Common Shares if such grant or issuance would require registration of the Plan or of any Awards or Common Shares under the securities laws of any jurisdiction other than Canada or the United States. Common Shares issued to a Participant pursuant to the exercise, vesting, or settlement of an Award may be subject to limitations on sale or resale under applicable securities laws.

5.2

The Board of Directors may from time to time take such steps and require such documentation from Eligible Persons or Participants which in its opinion are necessary or desirable to ensure compliance with all applicable laws, the bylaws, rules and regulations of any Stock Exchanges.

5.3

The Board of Directors may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the exercise, vesting, or settlement of any Award in order to ensure such compliance, including, where applicable, the endorsement of a legend on any certificate representing Common Shares acquired on the exercise, vesting, or settlement of any Award to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

Article 6
COMMON SHARES SUBJECT TO PLAN

6.1

Subject to the provisions of Sections 6.4 and 10.3(a), the maximum number of Common Shares that may be issued pursuant to the Plan is equal to 8,065,328 Common Shares (the “Share Reserve”). The Common Shares may be authorized but unissued, or reacquired Common Shares.

6.2

Subject to the provisions of Sections 6.1, 6.4, and 10.3(a), the maximum number of Common Shares that may be issued pursuant to Full-Value Awards shall not exceed 1,000,000 Common Shares (the “Full-Value Award Limit”). For the avoidance of doubt, any Common Shares that are issued pursuant to Full-Value Awards and subsequently become available for issuance under the Plan pursuant to Section 6.4 shall cease to count as Common Shares issued for purposes of this limitation.

6.3

The Board of Directors will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under all outstanding Options or Share Awards.

6.4

Upon the expiry or termination of an Award which has not been exercised in full or, with respect to a Restricted Share Award, Restricted Share Unit Award, or Performance Share Award is forfeited to or repurchased by the Company due to failure to vest, the number of unpurchased Common Shares reserved for issuance under that Award (or for Awards other than Options or Share Appreciation Rights the forfeited or repurchased Common Shares) shall become available for issue for the purpose of additional Awards which may be granted under this Plan (unless the Plan has terminated). With respect to Share Appreciation Rights, only Common Shares actually issued (i.e., the net Common Shares issued) pursuant to a Share Appreciation Right will cease to be available under the Plan; all remaining Common Shares under Share Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Common Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Restricted Share Awards, Restricted Share Unit Awards, or Performance Share Awards are repurchased by the Company or are forfeited to the Company, such Common Shares will become available for future grant under the Plan. Common Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Common Shares, such cash payment will not result in reducing the number of Common Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in paragraph 10.3, the maximum number of Common Shares that may be issued upon the exercise of Incentive Share Options will equal the aggregate Common Share number stated in paragraph 6.1, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Common Shares that become available for issuance under the Plan pursuant to this paragraph 6.4.

6.5

Participation in this Plan will be entirely voluntary and any decision not to participate will not affect an Eligible Person’s employment or other service relationship with the Company or any Related Entity.

6.6	Nothing in this Plan or in any Award Agreement will confer on any Participant any right to remain as an employee, officer, director or Consultant of the Company or any Related Entity.
6.7	Nothing herein or otherwise shall be construed so as to confer on any Participant any rights as a shareholder of the Company with respect to any Common Shares reserved for the purpose of any Award.
6.8	A Participant will only have rights as a shareholder of the Company with respect to Shares that the Participant acquires through the exercise of an Option in accordance with its terms.
6.9

A holder of a Share Award will only have rights as a shareholder of the Company with respect to the Common Shares subject to the Share Award as specified and subject to restrictions as set out in the relevant agreement evidencing such Share Award.

Article 7
GRANT OF OPTIONS

7.1	Subject to the rules set out below, the Board of Directors may from time to time grant to any Eligible Person one or more Options as the Board of Directors deems appropriate:
(a)

Date Option Granted. The date on which an Option will be deemed to have been granted under this Plan will be the date on which the Board of Directors authorizes the grant of such Option or such other date as may be specified by the Board of Directors at the time of such authorization.

(b)

Number of Common Shares. The number of Common Shares that may be purchased under any Option by a Participant will be determined by the Board of Directors provided that such number may not be greater than the maximum number permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges. A Participant, at the time of granting an Option, may hold more than one Option.

(c)

Exercise Price. The exercise price (the “Exercise Price”) per Common Share under each Option will be determined by the Board of Directors by reference to the fair market price(s) of the Common Shares on the primary Stock Exchange for which most trading of the Common Shares occurs, generally by reference to the closing market price of the Common Shares, provided that such price may not be less than the lowest price permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including those of the Stock Exchanges. Notwithstanding the foregoing, in the case of a Nonqualified Share Option or Incentive Share Option, the Exercise Price will be no less than one hundred percent (100%) of the Fair Market Value Price per Common Share on the date of grant, subject to the limitations applicable to Incentive Share Options set forth in paragraph 8.1(b) of the Plan. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value Price per Common Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(d)

Award Agreement. Each Option will be evidenced by an Award Agreement, which incorporates such terms and conditions as the Board of Directors, in its discretion, deems appropriate and consistent with the provisions of this Plan. Each Award Agreement will be executed by the Eligible Person to whom the Option is granted and on behalf of the Company by any member of the Board of Directors, the CEO or the Corporate Secretary of the Company or such other person as the Board of Directors may designate for such purpose.

(e)	Expiry of Options. Each Option will expire on the earlier of:
(i)

the date determined by the Board of Directors and specified in the Award Agreement pursuant to which such Option is granted, provided that such date may not be later than the earlier of (A) the date which is the tenth anniversary of the date on which such Option is granted (except (1) in the circumstances where the tenth anniversary falls within, or within five Business Days after, the end of a Blackout Period, then instead of the tenth anniversary, the relevant date shall be the fifth Business Day after the end of such Blackout Period; provided, however, that the extension in this subsection 7(e)(i)(A)(1) shall be applied to any Option held by a Participant who is a U.S. taxpayer only to the extent that it would not violate Code Section 409A and (2) in the circumstances described in paragraph 8.1(b) of the Plan) and (B) the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges;

(ii)

in the event the Participant ceases to be an Eligible Person for any reason, other than death of the Participant, such period of time after the date on which the Participant ceases to be an Eligible Person as may be specified by the Board of Directors, which period may be specified in the specific Award Agreement with respect to such Option (but in no event granted beyond the original expiry date of the Option as provided for in subparagraph (i) above). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the date the Participant ceases to be an Eligible Person due to termination without Cause or resignation (or 180 days following the date Participant ceases to be an Eligible Person due to such Participant’s Retirement, 365 days following the date Participant ceases to be an Eligible Person due to such Participant’s disability, and immediately upon Participant ceasing to be an Eligible Person due to the termination of such Participant as an Eligible Person for Cause). Unless otherwise provided by the Board of Directors, if on the date the Participant ceases to be an Eligible Person, the Participant is not vested as to his or her entire Option, the Common Shares covered by the unvested portion of the Option will revert to the Plan. If after the date the Participant ceases to be an Eligible Person, the Participant does not exercise his or her Option within the time specified by the Board of Directors, the Option will terminate, and the Common Shares covered by such Option will revert to the Plan;

(iii)

in the case of the death of a Participant prior to: (A) the Participant ceasing to be an Eligible Person; or (B) the date which is the number of days determined under subparagraph (ii) above, from the date on which the Participant ceased to be an Eligible Person; the date which is the 365th day after the date of death of such Participant or such other date as may be specified by the Board of Directors and which period will be specified in the Award Agreement with respect to such Option (but in no event beyond the original expiry date of the Option as provided for in subparagraph (i) above). Unless otherwise provided by the Board of Directors, if at the time of death Participant is not vested as to his or her entire Option, the Common Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Common Shares covered by such Option will revert to the Plan;

(iv)

notwithstanding the foregoing provisions of subparagraphs (ii) and (iii) of this paragraph 7.1(e), the Board of Directors may, subject to regulatory approval, at any time prior to expiry of an Option extend the period of time within which an Option held by a deceased Participant may be exercised or within which an Option may be exercised by an Participant who has ceased to be an Eligible Person, but such an extension shall not be granted beyond the original expiry date of the Option as provided for in subparagraph (i) above; and

(v)

notwithstanding the foregoing provisions, if the expiry of an Option pursuant to subparagraphs (ii) and (iii) of this paragraph 7.1(e) occurs during the Blackout Period applicable to the Participant or within five Business Days after the last day of a Blackout Period applicable to the Participant, the expiry date for the Option will be the last day of such five Business Day period, except in the event of expiry of Options following termination of a Participant’s employment or services (for a director) or contract as a Consultant for Cause.

(f)	Exercise of Options.
(i)

The Board of Directors may impose such limitations or conditions on the exercise or vesting of any Option as the Board of Directors, in its discretion, deems appropriate. Each Award Agreement will provide that the Option granted thereunder may be exercised by notice signed by the Participant and accompanied by full payment for the Common Shares being purchased or by other means, including without limitation electronic means via on-line arrangements, as the Board of Directors may from time to time approve and allow.

(ii)

The Board of Directors will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board of Directors will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash; (B) cheque; (C) other Common Shares, provided that such Common Shares have a Fair Market Value Price on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised and provided that accepting such Common Shares will not result in any adverse accounting consequences to the Company, as the Board of Directors determines in its sole discretion; (D) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (E) by net exercise; (F) such other consideration and method of payment for the issuance of Common Shares to the extent permitted by the applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject; or (G) any combination of the foregoing methods of payment.

Article 8
INCENTIVE SHARE OPTION LIMITATIONS

8.1

To the extent required by Section 422 of the Code, if applicable, Incentive Share Options shall be subject to the following additional terms and conditions and if there is any conflict between the terms of this Article and other provisions under the Plan, the provisions under this Article shall prevail:

(a)

Dollar Limitation. To the extent the aggregate Fair Market Value (determined as of the grant date) of Common Shares with respect to which Incentive Share Options are exercisable for the first time during any calendar year (under the Plan and all other Share option plans of the Company) exceeds U.S. $100,000, such portion in excess of U.S. $100,000 shall be treated as a Nonqualified Share Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

(b)

10% Shareholders. If a Participant owns 10% or more of the total voting power of all classes of the Company’s shares, then the exercise price per share of an Incentive Share Option shall not be less than 110% of the fair market value of the Common Shares on the grant date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

(c)

Eligible Employees. Eligible Persons who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Share Options. For purposes of this paragraph (c), “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 424 of the Code.

(d)	Term. The term of an Incentive Share Option shall not exceed 10 years.
(e)

Exercisability. To qualify for Incentive Share Option tax treatment, an Option designated as an Incentive Share Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant reemployment rights are guaranteed by statute or contract. For purposes of this paragraph (d), “total disability” shall mean a mental or physical impairment of the Participant which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Participant to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Board of Directors.

(f)

Assignability. No Incentive Share Option granted under the Plan may be assigned or transferred by the Participant other than by will or by the laws of descent and distribution, and during the Participant’s lifetime, such Incentive Share Option may be exercised only by the Participant.

(g)

Grant. No Incentive Share Options may be granted more than ten years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

Article 9
provisions of share awards other than options

The Board of Directors may in its discretion determine to grant other forms of Awards other than Options under this Plan on the terms and conditions set out below and all such other forms of share awards will be subject to the Share Reserve:

9.1	Restricted Share Awards.
(a)

Each Restricted Share Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Board of Directors shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Restricted Share Award may change from time to time, and the terms and conditions of separate Restricted Share Award need not be identical, provided, however, that each Award Agreement evidencing a Restricted Share Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration. A Restricted Share Award may be awarded in consideration for (A) cash, cheque, bank draft or money order payable to the Company; (B) past services actually rendered to the Company or an Affiliate; or (C) any other form of legal consideration that may be acceptable to the Board of Directors, in its sole discretion, and permissible under applicable law.

(ii)

Vesting; Other Restrictions. Common Shares subject to a Restricted Share Award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule or other restrictions to be determined by the Board of Directors as specified in the Award Agreement evidencing the Restricted Share Award. Except as otherwise provided in this Plan, Common Shares subject to the Restricted Share Award will be released from escrow as soon as practicable after such Common Shares vest or the restrictions lapse or at such other time as the Board of Directors may determine. The Board of Directors, in its discretion, may accelerate the time at which any vesting conditions or other restrictions will lapse or be removed. On the date set forth in the Award Agreement, the Common Shares subject to the Restricted Share Award that have not vested or for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(iii)

Voting Rights. Before the vesting of or lapse of restrictions with respect to the Common Shares subject to a Restricted Share Award, Participants holding Common Shares subject to the Restricted Share Award granted hereunder may exercise full voting rights with respect to those Common Shares, unless the Board of Directors determines otherwise.

(iv)

No Dividends or Other Distributions Prior to Vesting. Before the vesting of or lapse of restrictions with respect to the Common Shares subject to a Restricted Share Award, Participants holding Common Shares subject to the Restricted Share Award granted hereunder will not be entitled to receive any dividends or other distributions paid with respect to such Common Shares.

9.2	Restricted Share Unit Awards.
(a)

Each Restricted Share Unit Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Board of Directors shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Restricted Share Unit Award may change from time to time, and the terms and conditions of separate Restricted Share Unit Award need not be identical, provided, however, that each Award Agreement evidencing a Restricted Share Unit Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration. At the time of grant of a Restricted Share Unit Award, the Board of Directors will determine the consideration, if any, to be paid by the Participant upon delivery of each Common Share subject to the Restricted Share Unit Award. The consideration to be paid (if any) by the Participant for each Common Share subject to a Restricted Share Unit Award may be paid in any form of legal consideration that may be acceptable to the Board of Directors in its sole discretion and permissible under applicable law.

(ii)

Vesting. At the time of the grant of a Restricted Share Unit Award, the Board of Directors may impose such restrictions or conditions to the vesting of the Restricted Share Unit Award as it, in its sole discretion, deems appropriate. The Board of Directors, in its discretion, may accelerate the time at which any vesting conditions or other restrictions will lapse or be removed. On the date set forth in the Award Agreement, the Restricted Share Unit Award for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Share Unit Award that has not vested will be forfeited upon the Participant’s termination of services or employment or engagement with the Company.

(iii)

Payment. Upon meeting the applicable vesting criteria, a Restricted Share Unit Award (or vested portion thereof) may be settled by the delivery of Common Shares, its cash equivalent, or in any combination thereof, as determined by the Board of Directors and contained in the Award Agreement evidencing the Restricted Share Unit Award.

(iv)

Additional Restrictions. At the time of the grant of a Restricted Share Unit Award, the Board of Directors, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Common Shares (or their cash equivalent) subject to a Restricted Share Unit Award to a time after the vesting of such Restricted Share Unit Award.

(v)	No Dividend Equivalents. Dividend equivalents may not be credited in respect of Common Shares covered by a Restricted Share Unit Award.
9.3	Share Appreciation Rights.
(a)

Each Share Appreciation Rights Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Board of Directors shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Share Appreciation Rights Award may change from time to time, and the terms and conditions of separate Share Appreciation Right Award need not be identical, provided, however, that each Award Agreement evidencing a Share Appreciation Rights Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)	Term. No Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Share Appreciation Right Agreement.
(ii)

Exercise Price. The exercise under each Share Appreciation Right will be determined by the Board of Directors by reference to the fair market price(s) of the Common Shares on the primary Stock Exchange for which most trading of the Common Shares occurs, generally by reference to the closing market price of the Common Shares, provided that such price may not be less than one hundred percent (100%) of the Fair Market Value Price per Common Share on the date of grant.

(iii)

Calculation of Appreciation. The appreciation distribution payable on the exercise of a Share Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value Price (on the date of the exercise of the Share Appreciation Right) of a number of Common Shares equal to the number of Common Share equivalents in which the Participant is vested under such Share Appreciation Right, and with respect to which the Participant is exercising the Share Appreciation Right on such date, over (B) the aggregate Exercise Price of such number of Common Share equivalents being exercised.

(iv)

Vesting. At the time of the grant of a Share Appreciation Right, the Board of Directors may impose such restrictions or conditions to the vesting of such Share Appreciation Right as it, in its sole discretion, deems appropriate.

(v)

Exercise. To exercise any outstanding Share Appreciation Right, the Participant must provide notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such Share Appreciation Right or by other means, including without limitation electronic means via on-line arrangements, as the Board of Directors may from time to time approve and allow.

(vi)

Payment. The appreciation distribution in respect of a Share Appreciation Right may be paid in Common Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board of Directors and set forth in the Award Agreement evidencing such Share Appreciation Right.

(vii)

Expiry of Share Appreciation Rights. Each Share Appreciation Right will expire upon the date determined by the Board of Directors, in its sole discretion, and set forth in the Award Agreement evidencing Share Appreciation Rights. Notwithstanding the foregoing, the rules of paragraph 7.1(e) also will apply to Share Appreciation Rights.

9.4	Performance Share Awards.
(a)

Each Performance Share Award will be evidenced by an Award Agreement that shall contain such terms and conditions as the Board of Directors shall deem appropriate. The terms and conditions of each Award Agreement evidencing a Performance Share Award may change from time to time, and the terms and conditions of separate Performance Share Award need not be identical, provided, however, that each Award Agreement evidencing a Performance Share Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)

Performance Objectives and Other Terms. The Board of Directors will set performance objectives or other vesting provisions (including, without limitation, continued status as an Eligible Person) in its discretion which, depending on the extent to which they are met, will determine the number or value of Common Shares subject to a Performance Share Award that will be paid out to the Participant. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Performance Share Award will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Board of Directors, in its sole discretion, will determine. The Board of Directors may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal, provincial or state securities laws, or any other basis determined by the Board of Directors in its discretion.

(ii)

Vesting. After the applicable Performance Period has ended, the holder of Performance Share Award will be entitled to receive a payout of the number of Common Shares subject to the Performance Share Award earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Share Award, the Board of Directors, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Common Shares subject to the Performance Share Award.

(iii)

Payment. Upon meeting the applicable vesting criteria, a Performance Share Award (or vested portion thereof) may be settled by the delivery of Common Shares, its cash equivalent, or in any combination thereof, as determined by the Board of Directors and contained in the Award Agreement evidencing the Performance Share Award.

(iv)

Expiry of Performance Share Award. On the date set forth in the Award Agreement, all unearned or unvested Common Shares subject to a Performance Share Award will be forfeited to the Company, and again will be available for grant under the Plan.

(v)	No Dividend Equivalents. Dividend equivalents may not be credited in respect of Common Shares covered by a Performance Share Award.

Article 10

PROVISIONS APPLICABLE TO AWARDS

10.1

Leave of Absence/Transfer Between Locations. Unless the Board of Directors provides otherwise and subject to applicable laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an employee in the case of (a) any leave of absence approved by the Company, (b) transfers between locations of the Company or between the Company, its parent, or any subsidiary, or (c) any statutory-protected leave. For purposes of Incentive Share Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the 1st day of such leave any Incentive Share Option held by the Participant will cease to be treated as an Incentive Share Option and will be treated for U.S. tax purposes as a Nonqualified Share Option.

10.2

Restrictions on Transfer. Unless the Board of Directors provides otherwise, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board of Directors makes an Award transferable, such Award will contain such additional terms and conditions as the Board of Directors deems appropriate.

10.3	Adjustments; Dissolution or Liquidation; Merger or Change of Control.
(a)

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Shares occurs, the Board of Directors, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Common Shares that may be delivered under the Plan and/or the number, class, and price of Common Shares covered by each outstanding Award, the Share Reserve, and the Full-Value Award Limit.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board of Directors will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)

Change of Control. Subject to the immediately following paragraph, in the event of a merger of the Company with or into another corporation or other entity or a Change of Control, each outstanding Award will be treated as the Board of Directors determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change of Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change of Control, and, to the extent the Board of Directors determines, terminate upon or immediately prior to the effectiveness of such merger or Change of Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board of Directors determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Board of Directors in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subparagraph (c), the Board of Directors will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award consistent with subsection (i) of the immediately preceding paragraph, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Share Appreciation Rights, including Common Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Share Awards and Restricted Share Unit Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Share Appreciation Right is not assumed or substituted in the event of a Change of Control, the Board of Directors will notify the Participant in writing or electronically that the Option or Share Appreciation Right will be exercisable for a period of time determined by the Board of Directors in its sole discretion, and the Option or Share Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subparagraph (c), an Award will be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Common Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Shares for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the Change of Control is not solely common shares or common stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Share Appreciation Rights or upon the payout of a Restricted Share Unit, Performance Share Award, for each Common Share subject to such Award, to be solely common shares or common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Shares in the Change of Control.

Notwithstanding anything in this subparagraph (c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)

Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a director of the Company or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (which does not include resignation at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Share Appreciation Rights as to all of the Common Shares underlying such Award, including those Common Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Share Awards and Restricted Share Unit Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

10.4	Outside Director Limitations.
(a)

Cash-Settled Awards. No Outside Director may be granted, in any fiscal year of the Company, cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than US$500,000, increased to US$1,000,000 in connection with his or her initial service.

(b)

Share-Settled Awards. No Outside Director may be granted, in any fiscal year of the Company, share-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than US$500,000, increased to US$1,000,000 in connection with his or her initial service.

10.5	Representations and Covenants of Award holder. Each Award Agreement will contain representations and covenants of the holder that:
(a)

the holder is a director, officer, employee or Consultant of the Company or of a subsidiary of the Company or a person otherwise approved as an “Eligible Person” under this Plan by the Board of Directors on the date of grant;

(b)

the holder’s participation in the Plan is voluntary and the holder has not been induced to enter into such Award Agreement by the expectation of employment or engagement as a Consultant or continued employment or engagement as a Consultant with the Company or any Affiliate;

(c)

the holder is aware that the grant of the Award and the issuance by the Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the Awards or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any Awards or issue any Common Shares upon the exercise, vesting, or settlement of an Award, as the case may be, will cease; and

(d)

the holder or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares purchased pursuant to the exercise of the Share Awards, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States.

10.6

Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any Stock Exchange on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board of Directors may impose such other clawback, recovery or recoupment provisions in an agreement evidencing the grant of the Awards as the Board of Directors determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Affiliate.

10.7	Taxes.
(a)

Withholding Requirements. Prior to the delivery of any Common Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. or Canadian federal, provincial, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise thereof).

(b)

Withholding Arrangements. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Common Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Board of Directors may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Board of Directors determines in its sole discretion, or (c) delivering to the Company already-owned Common Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Board of Directors may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Board of Directors determines in its sole discretion. The fair market value of the Common Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)

Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Board of Directors. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Board of Directors. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of the Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Code Section 409A.

Article 11
SUSPENSION, AMENDMENT OR TERMINATION OF PLAN

11.1

This amendment and restatement of the Plan is subject to, and contingent upon, shareholder approval at the 2020 Annual Meeting of Shareholders in the manner and to the degree required under applicable laws (the “Restatement Effective Date”). The Plan will continue in effect for a term of ten (10) years from the date this amendment and restatement of the Plan is approved by the Board of Directors, unless terminated earlier under paragraph 11.2 of the Plan.

11.2

The Board of Directors will have the right at any time and from time to time to suspend, amend or terminate this Plan in any manner without consent or approval from Participants or shareholders (provided that no such suspension, amendment or termination may be made that will materially prejudice the rights of any Participant under any Award previously granted to such Participant without consent by such Participant).

11.3	The full powers of the Board of Directors as provided for in this Plan will survive the termination of this Plan until all Awards have been exercised or settled in full or have otherwise expired.

Article 12
APPLICABLE LAW

12.1

The laws of the Province of British Columbia shall apply to the Plan and any Award Agreement evidencing the grant of Awards granted hereunder and will be interpreted and construed in accordance with the laws of the Province of British Columbia.

12.2

Subject to any written agreement between the parties, the parties will submit all their disputes arising out of or in connection with the Plan to the exclusive jurisdiction of the courts of the Province of British Columbia.

Article 13

13.1

The Plan will be subject to shareholder approval within 12 months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under applicable laws.

XENON PHARMACEUTICALS INC.

Proxy Form - Annual Meeting of Shareholders of Xenon Pharmaceuticals Inc. (the “Corporation”)

held on June 1, 2020 (the “Meeting”)

Notes to Proxy

1.    This proxy must be signed by a holder or his or her or its attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2.    If the common shares of the Corporation (the “Common Shares”) are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the Common Shares are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3.    A shareholder has the right to appoint a person to attend and act for him or her or it and on his or her or its behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management’s nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. A person appointed as your proxyholder must be present at the Meeting to vote.

4.    Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of Common Shares they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries. Some holders may own Common Shares as both a registered and a beneficial holder; in which case you may receive more than one Proxy Statement and Management Information Circular and will need to vote separately as a registered and beneficial holder.

5.    If Common Shares are held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of Common Shares indicated on the proxy.

6.    This Proxy confers discretionary authority on the person appointed hereby to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this Proxy and any other matters which may properly come before the Meeting or any adjournment or postponement thereof.

All holders should refer to the Proxy Statement and Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of the management and the Board of Directors of the Corporation.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

XENON PHARMACEUTICALS INC.

June 1, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

FAX AND EMAIL - You may alternatively fax your proxy to 718-765-8730 or scan and email to proxy@amstock.com.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from other countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Complete, sign, date and mail your proxy card in the envelope provided.

ALL PROXIES MUST BE RECEIVED BY 11:59 P.M. (EDT) ON MAY 29, 2020.					COMPANY NUMBER

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
ACCOUNT NUMBER
MANAGEMENT RECOMMENDS VOTING “FOR” ALL OF THE FOLLOWING ITEMS AND “1 YEAR” FOR ITEM 3.
1. Election of Directors	FOR		WITHHOLD
Michael Tarnow	☐		☐

Appointment of Proxyholder

I/We being holder(s) of Preferred Shares of Xenon Pharmaceuticals Inc. (the “Corporation”), hereby appoint Simon Pimstone, Chief Executive Officer of the Corporation or failing him, Ian Mortimer, President, Chief Financial Officer and Corporate Secretary of the Corporation OR, instead of any of the foregoing

Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the direction provided on all the foregoing matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Corporation to be held at 11:30 a.m. PDT on June 1, 2020, at Xenon Pharmaceuticals Inc., 200-3650 Gilmore Way, Burnaby, British Columbia, Canada, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Request for Financial Statements

In accordance with Canadian securities regulations, shareholders may elect to receive Interim Financial Statements and related MD&As, and may elect to not receive Annual Financial Statements and related MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am a shareholder of the Corporation, and as such request the following:

Annual Financial Statement with MD&A                                                ☐

(Mark this box if you would NOT like to receive the Annual Financial Statements and related MD&A)

Interim Financial Statement with MD&A                                                ☐

(Mark this box if you would like to receive the Interim Financial Statements and related MD&A)

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 718-765-8730

Mohammad Azab	☐		☐
Clarissa Desjardins	☐		☐
Steven Gannon	☐		☐
Michael Hayden	☐		☐
Frank Holler	☐		☐
Gary Patou	☐		☐
Simon Pimstone	☐		☐
Dawn Svoronos	☐		☐
2. Compensation of Named Executive Officers	FOR		AGAINST	ABSTAIN
Approve, on an advisory basis, the compensation of the Corporation’s named executive officers	☐		☐	☐
3. Frequency of Future Shareholder Advisory Votes on the Compensation of Named Executive Officers	1 YEAR	2 YEAR	3 YEAR	ABSTAIN
Approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation’s named executive officers	☐		☐ ☐	☐
4. Amendment and Restatement of 2014 Equity Incentive Plan	FOR		AGAINST	ABSTAIN
Approve the amendment and restatement of the Corporation’s 2014 Equity Incentive Plan	☐		☐	☐
5. Appointment of Auditor	FOR		WITHOLD
Appoint KPMG LLP as Auditor	☐		☐
6. Remuneration of Auditor	FOR		AGAINST	ABSTAIN
Authorizing the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the Auditor	☐		☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR all of the foregoing items and 1 YEAR for Item 3 by any of the proxyholders appointed by management of the Corporation or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/we authorize you to vote as you see fit.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note :    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. All proxies must be received by 11:59 P.M. EDT on Friday, May 29, 2020.

XENON PHARMACEUTICALS INC.

Proxy Form - Annual Meeting of Shareholders of Xenon Pharmaceuticals Inc. (the “Corporation”)

held on June 1, 2020 (the “Meeting”)

Notes to Proxy

1.    This proxy must be signed by a holder or his or her or its attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2.    If the series 1 preferred shares of the Corporation (the “Preferred Shares”) are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the Preferred Shares are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3.    A shareholder has the right to appoint a person to attend and act for him or her or it and on his or her or its behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management’s nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. A person appointed as your proxyholder must be present at the Meeting to vote.

4.    Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of Preferred Shares they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries. Some holders may own Preferred Shares as both a registered and a beneficial holder; in which case you may receive more than one Proxy Statement and Management Information Circular and will need to vote separately as a registered and beneficial holder.

5.    If Preferred Shares are held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of Preferred Shares indicated on the proxy.

6.    This Proxy confers discretionary authority on the person appointed hereby to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this Proxy and any other matters which may properly come before the Meeting or any adjournment or postponement thereof.

All holders should refer to the Proxy Statement and Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of the management and the Board of Directors of the Corporation.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

XENON PHARMACEUTICALS INC.

June 1, 2020

PROXY VOTING INSTRUCTIONS

EMAIL - Complete, sign, date, scan and email your proxy card to legalaffairs@xenon-pharma.com.

MAIL - Complete, sign, date and mail your proxy card to the Corporation, at 200-3650 Gilmore Way, Burnaby, British Columbia V5G 4W8, Canada, Attention: Corporate Secretary.

ALL PROXIES MUST BE RECEIVED BY 11:59 P.M. (EDT) ON MAY 29, 2020.					NUMBER OF PREFERRED SHARES*
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
MANAGEMENT RECOMMENDS VOTING “FOR” ALL OF THE FOLLOWING ITEMS AND “1 YEAR” FOR ITEM 3.
1. Election of Directors	FOR	WITHHOLD			*The Preferred Shares are subject to the Beneficial Ownership Limitation as defined in the Circular accompanying this proxy form.
Michael Tarnow	☐	☐

Appointment of Proxyholder

I/We being holder(s) of Preferred Shares of Xenon Pharmaceuticals Inc. (the “Corporation”), hereby appoint Simon Pimstone, Chief Executive Officer of the Corporation or failing him, Ian Mortimer, President, Chief Financial Officer and Corporate Secretary of the Corporation OR, instead of any of the foregoing

Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the direction provided on all the foregoing matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Corporation to be held at 11:30 a.m. PDT on June 1, 2020, at Xenon Pharmaceuticals Inc., 200-3650 Gilmore Way, Burnaby, British Columbia, Canada, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Request for Financial Statements

In accordance with Canadian securities regulations, shareholders may elect to receive Interim Financial Statements and related MD&As, and may elect to not receive Annual Financial Statements and related MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am a shareholder of the Corporation, and as such request the following:

Annual Financial Statement with MD&A                                                ☐

(Mark this box if you would NOT like to receive the Annual Financial Statements and related MD&A)

Interim Financial Statement with MD&A                                                ☐

(Mark this box if you would like to receive the Interim Financial Statements and related MD&A)

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

 If the cut-off time has passed, please fax this side to 718-765-8730

Mohammad Azab	☐	☐
Clarissa Desjardins	☐	☐
Steven Gannon	☐	☐
Michael Hayden	☐	☐
Frank Holler	☐	☐
Gary Patou	☐	☐
Simon Pimstone	☐	☐
Dawn Svoronos	☐	☐
2. Compensation of Named Executive Officers	FOR	AGAINST		ABSTAIN
Approve, on an advisory basis, the compensation of the Corporation’s named executive officers	☐	☐		☐
3. Frequency of Future Shareholder Advisory Votes on the Compensation of Named Executive Officers	1 YEAR	2 YEAR	3 YEAR	ABSTAIN
Approve, on an advisory basis, the frequency of future shareholder advisory votes to approve the compensation of the Corporation’s named executive officers	☐	☐	☐	☐
4. Amendment and Restatement of 2014 Equity Incentive Plan	FOR	AGAINST		ABSTAIN
Approve the amendment and restatement of the Corporation’s 2014 Equity Incentive Plan	☐	☐		☐
5. Appointment of Auditor	FOR	WITHOLD
Appoint KPMG LLP as Auditor	☐	☐
6. Remuneration of Auditor	FOR	AGAINST		ABSTAIN
Authorizing the Audit Committee of the board of directors of the Corporation to fix the remuneration to be paid to the Auditor	☐	☐		☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR all of the foregoing items and 1 YEAR for Item 3 by any of the proxyholders appointed by management of the Corporation or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/we authorize you to vote as you see fit.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note :    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. All proxies must be received by 11:59 P.M. EDT on Friday, May 29, 2020.